Alpha Metallurgical Resources, Inc. Statement of Coal Resources and Reserves for the Virginia Complex in Accordance with United States SEC Standards as of December 31, 2021 Central Appalachian Coal Basin Virginia, USA February 2022 Prepared for: Alpha Metallurgical Resources, Inc. 340 Martin Luther King Jr. Blvd. Bristol, TN 37620 Prepared by: MARSHALL MILLER & ASSOCIATES, INC. 582 Industrial Park Road Bluefield, Virginia 24605 www.mma1.com Alpha Metallurgical Resources, Inc. Statement of Coal Resources and Reserves for the Virginia Complex in Accordance with United States SEC Standards as of December 31, 2021 Central Appalachian Coal Basin Virginia, USA MARSHALL MILLER & ASSOCIATES, INC. 1 Statement of Use and Preparation This Technical Report Summary (TRS) was prepared for the sole use of Alpha Metallurgical Resources, Inc. (Alpha) and its affiliated and subsidiary companies and advisors. Copies or references to information in this report may not be used without the written permission of Alpha. The report provides a statement of coal resources and coal reserves for Alpha, as defined under the United States Securities and Exchange Commission (SEC). The statement is based on information provided by Alpha and reviewed by various professionals within Marshall Miller & Associates, Inc. (MM&A). MM&A professionals who contributed to the drafting of this report meet the definition of Qualified Persons (QPs), consistent with the requirements of the SEC. The information in this TRS related to coal resources and reserves is based on, and fairly represents, information compiled by the QPs. At the time of reporting, MM&A’s QPs have sufficient experience relevant to the style of mineralization and type of deposit under consideration and to the activity they are undertaking to qualify as a QP as defined by the SEC. Certain information set forth in this report contains “forward-looking information”, including production, productivity, operating costs, capital costs, sales prices, and other assumptions. These statements are not guarantees of future performance and undue reliance should not be placed on them. The assumptions used to develop the forward-looking and the risks that could cause the actual results to differ materially are detailed in the body of this report. Marshall Miller & Associates, Inc. (MM&A) hereby consents (i) to the use of the information contained in this report dated December 31, 2021, relating to estimates of coal resources and coal reserves controlled by Alpha, (ii) to the use of MM&A’s name, any quotations from or summarizations of this TRS in Alpha’s SEC filings, and (iii) to the filing of this TRS as an exhibit to Alpha’s SEC filings. Qualified Person: /s/ Marshall Miller & Associates, Inc. Date: February 15, 2022

Alpha Metallurgical Resources, Inc. Statement of Coal Resources and Reserves for the Virginia Complex in Accordance with United States SEC Standards as of December 31, 2021 Central Appalachian Coal Basin Virginia, USA MARSHALL MILLER & ASSOCIATES, INC. 1 Table of Contents 1 Executive Summary .................................................................................................................... 1 1.1 Property Description ..................................................................................................... 1 1.2 Ownership ..................................................................................................................... 2 1.3 Geology ......................................................................................................................... 2 1.4 Exploration Status ......................................................................................................... 3 1.5 Operations and Development ....................................................................................... 3 1.6 Mineral Resource .......................................................................................................... 4 1.7 Mineral Reserve ............................................................................................................ 5 1.8 Capital Summary ........................................................................................................... 6 1.9 Operating Costs ............................................................................................................. 7 1.10 Economic Evaluation ..................................................................................................... 8 1.10.1 Discounted Cash Flow Analysis ...................................................................... 11 1.10.2 Sensitivity Analysis ......................................................................................... 12 1.11 Permitting ................................................................................................................... 12 1.12 Conclusion and Recommendations .............................................................................. 12 2 Introduction ............................................................................................................................. 13 2.1 Registrant and Terms of Reference ............................................................................. 13 2.2 Information Sources .................................................................................................... 13 2.3 Personal Inspections ................................................................................................... 14 3 Property Description ................................................................................................................ 14 3.1 Location ...................................................................................................................... 14 3.2 Titles, Claims or Leases ................................................................................................ 14 3.3 Mineral Rights ............................................................................................................. 15 3.4 Encumbrances ............................................................................................................. 15 3.5 Other Risks .................................................................................................................. 15 4 Accessibility, Climate, Local Resources, Infrastructure and Physiography ............................... 16 4.1 Topography, elevation, and Vegetation ....................................................................... 16 4.2 Access and Transport .................................................................................................. 16 4.3 Proximity to Population Centers .................................................................................. 16 4.4 Climate and Length of Operating Season ..................................................................... 17 4.5 Infrastructure .............................................................................................................. 17 Alpha Metallurgical Resources, Inc. Statement of Coal Resources and Reserves for the Virginia Complex in Accordance with United States SEC Standards as of December 31, 2021 Central Appalachian Coal Basin Virginia, USA MARSHALL MILLER & ASSOCIATES, INC. 2 5 History ...................................................................................................................................... 17 5.1 Previous Operation ..................................................................................................... 17 5.2 Previous Exploration ................................................................................................... 18 6 Geological Setting, Mineralization and Deposit ....................................................................... 18 6.1 Regional, Local and Property Geology ......................................................................... 18 6.2 Mineralization ............................................................................................................. 19 6.3 Deposits ...................................................................................................................... 20 7 Exploration ............................................................................................................................... 21 7.1 Nature and Extent of Exploration ................................................................................ 21 7.2 Drilling Procedures ...................................................................................................... 23 7.3 Hydrology .................................................................................................................... 23 7.4 Geotechnical Data ....................................................................................................... 24 8 Sample Preparation Analyses and Security .............................................................................. 24 8.1 Prior to Sending to the Lab .......................................................................................... 24 8.2 Lab Procedures............................................................................................................ 25 9 Data Verification ...................................................................................................................... 25 9.1 Procedures of Qualified Person ................................................................................... 25 9.2 Limitations .................................................................................................................. 26 9.3 Opinion of Qualified Person ........................................................................................ 26 10 Mineral Processing and Metallurgical Testing .......................................................................... 26 10.1 Testing Procedures ...................................................................................................... 26 10.2 Relationship of Tests to the Whole .............................................................................. 27 10.3 Lab Information ........................................................................................................... 27 10.4 Relevant Results .......................................................................................................... 28 11 Mineral Resource Estimates ..................................................................................................... 28 11.1 Assumptions, Parameters and Methodology ............................................................... 28 11.1.1 Geostatistical Analysis ................................................................................... 30 11.2 Resources Exclusive of Reserves .................................................................................. 33 11.2.1 Initial Economic Assessment .......................................................................... 34 11.3 Qualified Person’s Estimates ....................................................................................... 35 11.4 Qualified Person’s Opinion .......................................................................................... 36 12 Mineral Reserve Estimates ....................................................................................................... 37 12.1 Assumptions, Parameters and Methodology ............................................................... 37 12.2 Mineral Reserves ......................................................................................................... 38

Alpha Metallurgical Resources, Inc. Statement of Coal Resources and Reserves for the Virginia Complex in Accordance with United States SEC Standards as of December 31, 2021 Central Appalachian Coal Basin Virginia, USA MARSHALL MILLER & ASSOCIATES, INC. 3 12.2.1 Surface Reserves............................................................................................ 39 12.2.2 Underground Reserves .................................................................................. 40 12.3 Qualified Person’s Estimates ....................................................................................... 42 12.4 Qualified Person’s Opinion .......................................................................................... 43 13 Mining Methods ....................................................................................................................... 43 13.1 Geotech and Hydrology ............................................................................................... 43 13.2 Production Rates ......................................................................................................... 44 13.3 Mining Related Requirements ..................................................................................... 46 13.3.1 Underground ................................................................................................. 46 13.4 Required Equipment and Personnel ............................................................................ 46 13.4.1 Underground Mines....................................................................................... 46 13.4.2 Surface Mines ................................................................................................ 51 14 Processing and Recovery Methods ........................................................................................... 55 14.1 Description or Flowsheet............................................................................................. 55 14.2 Requirements for Energy, Water, Material and Personnel ........................................... 57 15 Infrastructure ........................................................................................................................... 58 16 Market Studies ......................................................................................................................... 61 16.1 Market Description ..................................................................................................... 61 16.2 Price Forecasts ............................................................................................................ 61 16.3 Contract Requirements ............................................................................................... 62 17 Environmental Studies, Permitting and Plans, Negotiations or Agreements with Local Individuals ....................................................................................................................... 62 17.1 Results of Studies ........................................................................................................ 62 17.2 Requirements and Plans for Waste Disposal ................................................................ 62 17.3 Permit Requirements and Status ................................................................................. 63 17.4 Local Plans, Negotiations or Agreements ..................................................................... 66 17.5 Mine Closure Plans ...................................................................................................... 66 17.6 Qualified Person’s Opinion .......................................................................................... 66 18 Capital and Operating Costs ..................................................................................................... 66 18.1 Capital Cost Estimate................................................................................................... 66 18.2 Operating Cost Estimate .............................................................................................. 69 19 Economic Analysis .................................................................................................................... 71 19.1 Economic Evaluation ................................................................................................... 71 19.1.1 Introduction .................................................................................................. 71 Alpha Metallurgical Resources, Inc. Statement of Coal Resources and Reserves for the Virginia Complex in Accordance with United States SEC Standards as of December 31, 2021 Central Appalachian Coal Basin Virginia, USA MARSHALL MILLER & ASSOCIATES, INC. 4 19.1.2 Cash Flow Summary....................................................................................... 75 19.1.3 Discounted Cash Flow Analysis ...................................................................... 78 19.1.4 Sensitivity Analysis ......................................................................................... 79 20 Adjacent Properties.................................................................................................................. 79 20.1 Information used ......................................................................................................... 79 21 Other Relevant Data and Information ...................................................................................... 80 22 Interpretation and Conclusions ................................................................................................ 80 22.1 Conclusion................................................................................................................... 80 22.2 Risk Factors ................................................................................................................. 80 22.2.1 Governing Assumptions ................................................................................. 81 22.2.2 Limitations ..................................................................................................... 82 22.2.3 Methodology ................................................................................................. 82 22.2.4 Development of the Risk Matrix .................................................................... 83 22.2.5 Categorization of Risk Levels and Color Code Convention .............................. 85 22.2.6 Description of the Coal Property .................................................................... 85 22.2.7 Summary of Residual Risk Ratings .................................................................. 86 22.2.8 Risk Factors.................................................................................................... 86 23 Recommendations ................................................................................................................... 93 24 References................................................................................................................................ 93 25 Reliance on Information Provided by Registrant ..................................................................... 94 FIGURES (IN REPORT) Figure 1-1: Alpha’s Virginia Property Location Map ............................................................................. 2 Figure 1-2: Projected Capital Expenditures – Consolidated Virginia Operations ................................... 7 Figure 1-3: Virginia Operating Costs .................................................................................................... 8 Figure 1-4: Sensitivity of NPV ............................................................................................................ 12 Figure 6-1: Virginia Stratigraphic Column .......................................................................................... 20 Figure 7-1: Virginia Cross-Section ...................................................................................................... 22 Figure 11-1: Histogram of the Total Seam Thickness for the Jawbone Seam Present in the Virginia Complex .......................................................................................................................... 31 Figure 11-2: Scatter plot of the Total Seam Thickness for the Jawbone Seam Present in the Virginia Complex .......................................................................................................................... 31 Figure 11-3: Variogram of the Total Seam Thickness for the Jawbone Seam Present in the Virginia Complex .......................................................................................................................... 32 Figure 11-4: Result of DHSA for the Jawbone Seam Present in the Virginia Complex .......................... 33 Figure 11-5: Results of Initial Economic Assessment .......................................................................... 35 Figure 13-1: Long Branch Surface Mine Aerial View........................................................................... 51

Alpha Metallurgical Resources, Inc. Statement of Coal Resources and Reserves for the Virginia Complex in Accordance with United States SEC Standards as of December 31, 2021 Central Appalachian Coal Basin Virginia, USA MARSHALL MILLER & ASSOCIATES, INC. 5 Figure 13-2: 88-Strip/Three Forks Surface Mine Aerial View .............................................................. 53 Figure 14-1: McClure River Preparation Plant and Refuse Area ......................................................... 56 Figure 14-2: Tom's Creek Preparation Plant and Slurry Impoundment .............................................. 57 Figure 15-1: McClure River Preparation Plant & Surface Facilities ..................................................... 59 Figure 15-2: Tom’s Creek Preparation Plant & Surface Facilities ........................................................ 60 Figure 18-1: Projected Capital Expenditures – Consolidated Virginia Operations ............................... 67 Figure 18-2: Virginia Operating Costs ................................................................................................ 70 Figure 19-1: Projection of Sales Tons ................................................................................................. 72 Figure 19-2: Consolidated Annual Revenue ....................................................................................... 73 Figure 19-3: Revenue, Cash Costs, and EBITDA .................................................................................. 74 Figure 19-4: Annual EBITDA ............................................................................................................... 75 Figure 19-5: Net Cash Flow after Tax (Before Debt Service) ............................................................... 78 Figure 19-6: Sensitivity of NPV .......................................................................................................... 79 TABLES (IN REPORT) Table 1-1: Coal Resources Summary as of December 31, 2021 ............................................................ 4 Table 1-2: Coal Reserves Summary (Marketable Sales Basis) as of December 31, 2021 ....................... 5 Table 1-3: Life-of-Mine Tonnage, P&L before Tax, and EBITDA ............................................................ 9 Table 1-4: Project Cash Flow Summary (000) ..................................................................................... 10 Table 11-1: General Reserve & Resource Criteria .............................................................................. 29 Table 11-2: DHSA Results Summary for Radius from a Central Point ................................................. 33 Table 11-3: Results of Initial Economic Assessment ........................................................................... 35 Table 11-4: Coal Resources Summary as of December 31, 2021 ........................................................ 36 Table 12-1: Coal Reserves Summary (Marketable Sales Basis) as of December 31, 2021 ................... 42 Table 13-1: Virginia Complex Underground Mine Production Schedule (x 1,000 Saleable Tons) ........ 44 Table 13-2: Virginia Complex Surface Mine Production Schedule (x 1,000 Saleable Tons) ................. 46 Table 13-3: Virginia Complex Highwall Mine Production Schedule (x 1,000 Saleable Tons) ................ 46 Table 16-1: 2021 Produced Quality .................................................................................................... 61 Table 16-2: Price Forecasts ................................................................................................................ 61 Table 17-1: Virginia Refuse Disposal Summary .................................................................................. 63 Table 17-2: Virginia Mining Permits ................................................................................................... 65 Table 18-1: Summary of Capital Expenditures Schedule by Mine....................................................... 68 Table 18-2: Estimated Coal Production Taxes and Sales Costs ........................................................... 70 Table 19-1: Life-of-Mine Tonnage, P&L before Tax, and EBITDA ........................................................ 74 Table 19-2: Project Cash Flow Summary (000) ................................................................................... 76 Table 22-1: Probability Level Table .................................................................................................... 83 Table 22-2: Consequence Level Table ................................................................................................ 84 Table 22-3: Risk Matrix ...................................................................................................................... 85 Table 22-4: Risk Assessment Matrix .................................................................................................. 86 Table 22-5: Geological and Coal Resource Risk Assessment (Risks 1 and 2) ....................................... 87 Table 22-6: Environmental (Risks 3 and 4) ......................................................................................... 88 Table 22-7: Regulatory Requirements (Risk 5) ................................................................................... 88 Alpha Metallurgical Resources, Inc. Statement of Coal Resources and Reserves for the Virginia Complex in Accordance with United States SEC Standards as of December 31, 2021 Central Appalachian Coal Basin Virginia, USA MARSHALL MILLER & ASSOCIATES, INC. 6 Table 22-8: Market and Transportation (Risk 6)................................................................................. 89 Table 22-9: Market and Transportation (Risk 7)................................................................................. 89 Table 22-10: Methane Management (Risk 8) ..................................................................................... 90 Table 22-11: Mine Fires (Risk 9)......................................................................................................... 90 Table 22-12: Ground Control (Risk 10) ............................................................................................... 91 Table 22-13: Availability of Supplies and Equipment (Risk 11) ........................................................... 91 Table 22-14: Labor – Work Stoppage (Risk 12) .................................................................................. 92 Table 22-15: Labor – Retirement (Risk 13) ......................................................................................... 92 Table 22-16: Health and Safety (Risk 14) ........................................................................................... 93 Table 22-17: Refuse Disposal (Risk 15) .............................................................................................. 93 Table 25-1: Information from Registrant Relied Upon by MM&A ...................................................... 94 Appendices A .................................................................................................................................. Summary Tables B ............................................. Initial Economic Assessment, Resources Exclusive of Reserves (per Ton) C ................................................................................................................................................... Maps

Alpha Metallurgical Resources, Inc. Statement of Coal Resources and Reserves for the Virginia Complex in Accordance with United States SEC Standards as of December 31, 2021 Central Appalachian Coal Basin Virginia, USA MARSHALL MILLER & ASSOCIATES, INC. 1 1 Executive Summary 1.1 Property Description Alpha Metallurgical Resources, Inc. (Alpha) authorized Marshall Miller & Associates, Inc. (MM&A) to prepare this Technical Report Summary (TRS) of its controlled coal reserves located at the Virginia Complex (Virginia or the Property) in Buchanan, Dickenson, Russell and Wise counties, Virginia. Active surface facilities for the operations include the McClure River Preparation plant (McClure) in Dickenson County Virginia, located along the McClure River and adjacent to a CSX rail line. The McClure Plant is about 9 miles southeast of the town of Clintwood, Virginia, the county seat of Dickenson County, and approximately 30 miles northwest of Lebanon VA; the Tom’s Creek Preparation plant in Wise County Virginia is located by Toms Creek, a tributary of the Guest River. The plant is adjacent to a Norfolk Southern (NS) rail line, and is about 10 to 15 miles, route dependent, east of the town of Wise Virginia, and approximately 46 miles northwest of Lebanon Virginia (see Figure 1-1). The property is composed of approximately 321,700 total acres of mineral control, of which nearly all are contained within 20 separate leases. The mentioned leases are all subject to Alpha renewing the rights to extend the term of all leases which have various expiration dates, some of which expire in the next several years but are anticipated to be renewed by Alpha. Alpha Metallurgical Resources, Inc. Statement of Coal Resources and Reserves for the Virginia Complex in Accordance with United States SEC Standards as of December 31, 2021 Central Appalachian Coal Basin Virginia, USA MARSHALL MILLER & ASSOCIATES, INC. 2 Figure 1-1: Alpha’s Virginia Property Location Map 1.2 Ownership The Virginia property involves a complex combination of previous ownership. Predecessors of Alpha, namely Alpha Natural Resources (Alpha), Dickenson Russell Coal Company, Dickenson-Russell Contura LLC, Paramont Coal Company Virginia LLC (Paramont), Paramont Contura LLC, and Clinchfield Coal Company all previously held mining rights on most of the Property. 1.3 Geology Coal seams of currently active operations at the Virginia Mine Complex include the Jawbone, Jawbone Rider, Upper Banner, Lower Banner, Big Fork, Kennedy, Aily, Raven splits, Jawbone and Tiller. These seams are all historically utilized as coking coal. Strata on the Property, among the active sites, are of the Pennsylvanian-aged (approximately 290 to 330 million years ago) Wise Formation. Some of the in- active sites include coals in the overlying Norton Formation. Due to the high value of these coking coals, all the seams have been extensively mined in the past. The rock formations between the coal seams

Alpha Metallurgical Resources, Inc. Statement of Coal Resources and Reserves for the Virginia Complex in Accordance with United States SEC Standards as of December 31, 2021 Central Appalachian Coal Basin Virginia, USA MARSHALL MILLER & ASSOCIATES, INC. 3 are characterized by proportions of sandstone and shale units. In general, the coal seams reach the highest structural elevations along the southeastern margin of the Property, generally dipping toward the northwest. Several faults trending northwest – southeast impact the underground deposit of the Jawbone Rider seam of the Prater Quadrangle and the 88 Strip surface mine of the Prater Quadrangle from measured vertical displacement, while the Russell Fork fault impacts the Jawbone Rider seam with horizontal offset. Several faults run through the Jawbone reserve but appear to have limited impact on mining. 1.4 Exploration Status The Property has been extensively explored, largely by drilling using continuous coring, and rotary drilling methods but also by obtaining coal measurements at mine exposures, and by downhole geophysical methods. Most of the data was acquired or generated by previous owners of the Property. These sources comprise the primary data used in the evaluation of the coal resources and coal reserves on the Property. MM&A examined the data available for the evaluation and incorporated all pertinent information into this TRS. Where data appeared to be anomalous or not representative, that data was excluded from the digital databases and subsequent processing by MM&A. Ongoing exploration has been carried out by Alpha since acquiring the Virginia Complex. The Alpha acquired exploration data has been consistent with past drilling activities. 1.5 Operations and Development As of December 31, 2021, underground mine operations were active at Deep Mine 41, Deep Mine 44, and the Bear Ridge deep mine. Deep Mine 41 produces Mid-Vol coal. High Vol-A coal is produced by Deep Mine 44 and by the Bear Ridge deep mine. Deep Mine 46, also referred to as the Ball Ridge Mine, is in the planning/pre-development stage. Production is anticipated to begin in fiscal year 2022 and is expected to produce High-Vol A quality coal from the Lower Banner seam. Active surface mine operations, with associated Highwall-Miners, include The Long Branch surface mine and 88 Strip. Both mines produce High Vol-A quality coal. Based on the mine plans developed as part of this TRS, annual deep mine production peaks at 2.8 million tons in 2024. Underground reserves will be depleted in 2064. Annual surface and highwall mine production peaks at 0.6 and 0.3 million tons, respectively in 2024. Surface and highwall reserves are both depleted in 2035. In addition to the mines, the Virginia Complex includes the McClure River and Toms Creek Preparation Plants. The McClure River Prep Plant site, with a feed rate capacity of 1,050raw tons per hour, uses a Heavy Media Vessel for primary separation, Low Density Cyclone for Intermediate Separation and Froth Alpha Metallurgical Resources, Inc. Statement of Coal Resources and Reserves for the Virginia Complex in Accordance with United States SEC Standards as of December 31, 2021 Central Appalachian Coal Basin Virginia, USA MARSHALL MILLER & ASSOCIATES, INC. 4 Flotation and Spirals in the Fine Coal Circuit. The plant utilizes both centrifugal and thermal dryers. The McClure River plant produces a product with an ash ranging from 6.75% to 12.00% and less than 1.2% sulfur. The Tom’s Creek Prep Plant, also with a feed rate of 1,050 tons/hour, produces a product with a 7% to 12% ash, and 1.2% to 2.5% sulfur ranges. The plant uses centrifugal dryers; a Heavy Media Vessel for primary separation; Low Density and Heavy Media Cyclones for Intermediate Separation; Froth Flotation, Spirals and Columns for the Fine Coal Circuit. 1.6 Mineral Resource A coal resource estimate, summarized in Table 1-1 was prepared as of December 31, 2021, for property controlled by Alpha. Table 1-1: Coal Resources Summary as of December 31, 2021 Coal Resource (Dry Tons, In Situ) Area Seam Measured Indicated Inferred Total Inclusive of Reserve 88Strip/3Frks Upper Banner-Tiller 12,880,000 2,154,000 0 15,034,000 Long Branch Upper Banner 2 - Lower Banner 2,791,000 924,000 0 3,715,000 Holly Creek Upper Banner (4650) 5,589,000 1,576,000 0 7,165,000 Bear Ridge Upper Banner (4650) 828,000 142,000 0 970,000 Ball Ridge (Deep Mine 46) Lower Banner (4900) 4,836,000 383,000 0 5,219,000 Long Branch (Deep Mine 45) Lower Banner (4900) 3,448,000 383,000 0 2,369,000 Toms Creek Lower Banner (4900) 0 0 0 0 Rush Branch Lower Banner (4900) 3,169,000 0 0 3,169,000 Deep Mine 43 Jawbone Rider (5950) 35,456,000 24,216,000 340,000 60,012,000 Black Dog Jawbone (6000) 16,128,000 1,948,000 0 18,076,000 Deep Mine 41 Jawbone (6000) 63,573,000 17,197,000 0 80,770,000 Deep Mine 42 Jawbone (6000) 47,710,000 12,003,000 0 59,713,000 Total Inclusive of Reserve 196,407,000 60,927,000 340,000 256,212,000 Exclusive of Reserve 88Strip/3Frks Upper Banner-Tiller 0 0 0 0 Long Branch Upper Banner 2 - Lower Banner 0 0 0 0 Holly Creek Upper Banner (4650) 5,000 579,000 0 585,000 Bear Ridge Upper Banner (4650) 0 0 0 0 Ball Ridge (Deep Mine 46) Lower Banner (4900) 1,003,000 32,000 0 1,035,000 Long Branch (Deep Mine 45) Lower Banner (4900) 0 0 0 0 Toms Creek Lower Banner (4900) 0 0 0 0 Rush Branch Lower Banner (4900) 3,884,000 210,000 0 4,093,000 Deep Mine 43 Jawbone Rider (5950) 10,653,000 8,216,000 409,000 19,279,000 Black Dog Jawbone (6000) 4,342,000 1,301,000 0 5,643,000 Deep Mine 41 Jawbone (6000) 1,772,000 34,000 0 1,806,000 Deep Mine 42 Jawbone (6000) 240,000 9,000 0 249,000 Total Exclusive of Reserve 21,899,000 10,382,000 409,000 32,690,000 Grand Total Inclusive of Reserve 196,407,000 60,927,000 340,000 256,212,000 Exclusive of Reserve 21,899,000 10,382,000 409,000 32,690,000 Grand Total 218,307,000 71,309,000 749,000 288,902,000 Note(1): Resource tons are inclusive of reserve tons since they include the in-situ tons from which recoverable coal reserves are derived. Note (2): Coal resources are reported on a dry basis. Surface moisture and inherent moisture are excluded. Totals may not add due to rounding. See Appendix A for detailed breakdown.

Alpha Metallurgical Resources, Inc. Statement of Coal Resources and Reserves for the Virginia Complex in Accordance with United States SEC Standards as of December 31, 2021 Central Appalachian Coal Basin Virginia, USA MARSHALL MILLER & ASSOCIATES, INC. 5 1.7 Mineral Reserve The Resource estimate outlined in Table 1-1 inclusive of reserves has been used as the basis for this Reserve calculation, which utilizes a reasonable Preliminary Feasibility Study, a Life-of Mine (LOM) Mine Plan and practical recovery factors. Production modeling was completed with an effective start date of January 1, 2022. Factors that would typically preclude conversion of a coal resource to coal reserve, include the following: inferred resource classification; absence of coal quality; poor mine recovery; lack of access to the deposit; geological encumbrances associated with overlying and underlying strata; thin seam trends; complex structures; and insufficient exploration data. The listed factors have all been considered. Reserve consideration excludes those portions of the resource area, which exhibit the afore mentioned geologic and/ or operational encumbrances. Proven and probable coal reserves were derived from the defined in-situ coal resource considering relevant processing, economic (including technical estimates of capital, revenue and cost), marketing, legal, environmental, socioeconomic, and regulatory factors. The proven and probable coal reserves on the Property are summarized below in Table 1-2. Table 1-2: Coal Reserves Summary (Marketable Sales Basis) as of December 31, 2021 Demonstrated Coal Reserves Quality (Dry Basis) (Wet Tons, Washed or Direct Shipped) By Reliability Category By Control Type Seam/Area Proven Probable Total Owned Leased Ash% Sulfur% VM% Surface Mineable 88 Strip/Three Forks 179,000 3,836,000 4,015,000 0 4,015,000 7 0.9 29 88 Strip/Three Forks 637,000 2,398,000 3,035,000 0 3,035,000 6 0.9 29 Long Branch 220,000 151,000 370,000 0 370,000 5 0.8 32 Long Branch 718,000 202,000 920,000 0 920,000 5 0.8 31 Total Surface Mineable 1,754,000 6,587,000 8,341,000 0 8,341,000 6 0.8 31 Underground Upper Banner (4650) Holly Creek 1,444,000 482,000 1,926,000 0 1,926,000 5 0.8 35 Bear Ridge 165,000 24,000 189,000 0 189,000 5 0.7 33 Total 1,609,000 506,000 2,115,000 0 2,115,000 5 0.8 35 Lower Banner (4900) Ball Ridge (Deep Mine 46) 1,190,000 92,000 1,282,000 0 1,282,000 6 0.7 29 Long Branch (Deep Mine 45) 699,000 16,000 716,000 0 716,000 6 0.7 30 Rush Branch 789,000 0 789,000 0 789,000 6 0.8 30 Total 2,678,000 109,000 2,787,000 0 2,787,000 6 0.7 29 Jawbone Rider (5950) Deep Mine 43 12,926,000 9,102,000 22,028,000 0 22,028,000 3 0.8 24 Total 12,926,000 9,102,000 22,028,000 0 22,028,000 3 0.8 24 Jawbone (6000) Black Dog 4,503,000 676,000 5,178,000 0 5,178,000 9 0.6 28 Deep Mine 41 17,796,000 4,669,000 22,465,000 0 22,465,000 9 0.8 26 Deep Mine 42 13,776,000 3,387,000 17,163,000 0 17,163,000 8 0.7 26 Total 36,075,000 8,732,000 44,806,000 0 44,806,000 9 0.7 26 Total UG Mineable 53,287,000 18,448,000 71,736,000 0 71,736,000 7 0.8 26 Alpha Metallurgical Resources, Inc. Statement of Coal Resources and Reserves for the Virginia Complex in Accordance with United States SEC Standards as of December 31, 2021 Central Appalachian Coal Basin Virginia, USA MARSHALL MILLER & ASSOCIATES, INC. 6 Demonstrated Coal Reserves Quality (Dry Basis) (Wet Tons, Washed or Direct Shipped) By Reliability Category By Control Type Seam/Area Proven Probable Total Owned Leased Ash% Sulfur% VM% Grand Total Grand Total 55,041,000 25,035,000 80,077,000 0 80,077,000 7 0.8 26 Notes: Marketable reserve tons are reported on a moist basis, including a combination of surface and inherent moisture. Coal quality is based on a weighted average of laboratory data from core holes. The combination of surface and inherent moisture is modeled at 6.0-percent. Actual product moisture is dependent upon multiple geological factors, operational factors, and product contract specifications and can exceed 8-percent. As such, the modeled moisture values provide a level of conservatism for reserve reporting. Totals may not add due to rounding. See Appendix A for detailed breakdown. In summary, Alpha controls a total of 80.1 Mt (moist basis) of marketable coal reserves, at Virginia, as of December 31, 2021. Of that total, 69 percent are proven, and 31 percent are probable. All 80.1 Mt are leased coal reserves. The maps included in Appendix C reflect mining depletion at the time resource/reserve calculation taken from Alpha mine maps at various points during calendar year 2021. Mine depletion tonnages were supplied by Alpha through the end of 2021, and MM&A deducted this historical production from the mapped reserves in order to estimate reserves as of December 31, 2021. 1.8 Capital Summary Alpha provided MM&A with information related to the number of currently operating production units at the Virginia complex. MM&A’s capital schedules assume that major equipment rebuilds occur over the course of each machine’s remaining assumed operating life. Replacement equipment was scheduled based on MM&A’s experience and knowledge of mining equipment and industry standards with respect to the useful life of such equipment. As one mine is depleted, the equipment is moved to its replacement mine. The capital expenditures tables detail costs for major equipment and infrastructure such as conveyor belt terminal groups. “Other” costs include expenditures for mine access and construction, mine extension capital and miscellaneous costs. A summary of the estimated capital for the consolidated Virginia operations is provided in Figure 1-2 below.

Alpha Metallurgical Resources, Inc. Statement of Coal Resources and Reserves for the Virginia Complex in Accordance with United States SEC Standards as of December 31, 2021 Central Appalachian Coal Basin Virginia, USA MARSHALL MILLER & ASSOCIATES, INC. 7 Figure 1-2: Projected Capital Expenditures – Consolidated Virginia Operations 1.9 Operating Costs Alpha provided historical costs and budgeted projections of operating costs for its active mines; for Deep Mines 41 & 44, Bear Ridge, and Long Branch surface mine and 88 Strip for MM&A’s review, along with budgetary cost information for the proposed Deep Mine 46. MM&A used the historical and/or budget cost information as a reference and developed a personnel schedule for each mine. Hourly labor rates and salaries were based upon information contained in Alpha’s financial summaries. Fringe benefit costs were developed for vacation and holidays, federal and state unemployment insurance, retirement, workers’ compensation and pneumoconiosis, casualty and life insurance, healthcare and bonuses. A cost factor for mine supplies was developed that relates expenditures to mine advance rates for roof control costs and other mine supply costs based on the historical cost data provided by Alpha. Other factors were developed for maintenance and repair costs, rentals, mine power, outside services, coal preparation (prep) plant processing, refuse handling, coal loading, property taxes, and insurance and bonding and other direct mining costs. Appropriate royalty rates were assigned for production from leased coal lands and sales taxes were calculated for state severance taxes, the federal black lung excise tax, and federal and state reclamation fees. Alpha Metallurgical Resources, Inc. Statement of Coal Resources and Reserves for the Virginia Complex in Accordance with United States SEC Standards as of December 31, 2021 Central Appalachian Coal Basin Virginia, USA MARSHALL MILLER & ASSOCIATES, INC. 8 Company-wide pricing data as provided by Alpha is described in Table 16-2. Note that not all products reflected in Table 16-2 will apply to every business unit. The pricing data assumes a flat-line long term realization of $144 per short ton port pricing, with an average $101.52 netback pricing reflective of the high- and mid -volatile product currently sold at Virginia. These estimates are based on long term pricing published by third party sources and adjusted for quality and transportation. The netback pricing represents adjustments made to published benchmark pricing based on quality and transportation. A large majority of the coal sold by Alpha and their Virginia business group is shipped internationally as part of blended products from other business units within Alpha or sourced from other companies. These netback adjustments reflect these additional costs carried after the products leave the Virginia business unit. A summary of the projected operating costs for the consolidated Virginia operations is provided in Figure 1-3. Figure 1-3: Virginia Operating Costs 1.10 Economic Evaluation The pre-feasibility financial model prepared for this TRS was developed to test the economic viability of each coal resource area. The results of this financial model are not intended to represent a bankable feasibility study, required for financing of any current or future mining operations contemplated for the Alpha properties, but are intended to establish the economic viability of the estimated coal reserves.

Alpha Metallurgical Resources, Inc. Statement of Coal Resources and Reserves for the Virginia Complex in Accordance with United States SEC Standards as of December 31, 2021 Central Appalachian Coal Basin Virginia, USA MARSHALL MILLER & ASSOCIATES, INC. 9 Cash flows are simulated on an annual basis based on projected production from the coal reserves. The discounted cash flow analysis presented herein is based on an effective date of January 1, 2022. On an un-levered basis, the NPV of the project cash flow after taxes represents the Enterprise Value of the project. The project cash flow, excluding debt service, is calculated by subtracting direct and indirect operating expenses and capital expenditures from revenue. Direct costs include labor, operating supplies, maintenance and repairs, facilities cost for materials handling, coal preparation, refuse disposal, coal loading, reclamation, and general and administrative costs. Indirect costs include statutory and legally agreed upon fees related to direct extraction of the mineral. The indirect costs are the Federal black lung tax, Federal and State reclamation taxes, property taxes, coal production royalties, and income taxes. The Alpha mines’ historical costs provided a useful reference for MM&A’s cost estimates. Table 1-3 shows LOM tonnage, P&L, and EBITDA for each Alpha mine at Virginia. Table 1-3: Life-of-Mine Tonnage, P&L before Tax, and EBITDA LOM Tonnage LOM Pre-Tax P&L P&L Per Ton LOM EBITDA EBITDA Per Ton Underground Mines DM 41-42-Black Dog (Jawbone) 45,353 $1,103,077 $24.32 $1,573,566 $34.70 Long Branch Deep (L. Banner) 716 $12,701 $17.74 $17,923 $25.04 DM44 (Lower Banner) 929 $2,388 $2.57 $12,948 $13.93 Holly Creek (Upper Banner) 1,942 $23,829 $12.27 $50,031 $25.77 DM43 (Jawbone Rider) 22,046 $52,422 $2.38 $367,402 $16.67 Ball Ridge DM46 (L. Banner) 1,282 $13,664 $10.66 $27,764 $21.66 Bear Ridge (Upper Banner) 208 $1,102 $5.31 $1,806 $8.70 Consolidated Deep Mines 72,476 $1,209,182 $16.68 $2,051,441 $28.31 Surface Mines Long Branch 440 ($2,344) ($5.33) $4,615 $10.50 88 Strip 4,354 $27,545 $6.33 $53,566 $12.30 Consolidated Surface Mines 4,794 $25,201 $5.26 $58,182 $12.14 HWM Operations Long Branch HWM 1,051 $26,913 $25.61 $39,500 $37.58 88 Strip HWM 3,211 $122,503 $38.15 $125,050 $38.95 Consolidated HWMs 4,262 $149,416 $35.06 $164,551 $38.61 Grand Total 81,532 $1,383,799 $16.97 $2,274,174 $27.89 Note: (1) The financial model contains 0.018 million tons of inferred coal and an additional 0.015 million tons of resource that have been excluded from reserves. LOM tonnage evaluated in the financial model includes March 2021 through December 2021 production for the active surface mines and October 2021 through December 2021 production for the active underground mines (1.4 million total clean tons) which was subtracted from coal reserves in order to make the effective date of the reserves December 31, 2021. As shown in Table 1-3, all of the mines analyzed show positive EBITDA over the LOM. Overall, the Alpha consolidated Virginia operations show positive LOM P&L and EBITDA of $1.4 billion and $2.3 billion, respectively. Alpha’s consolidated Virginia cash flow summary in constant dollars, excluding debt service, is shown in Table 1-4 below. Alpha Metallurgical Resources, Inc. Statement of Coal Resources and Reserves for the Virginia Complex in Accordance with United States SEC Standards as of December 31, 2021 Central Appalachian Coal Basin Virginia, USA MARSHALL MILLER & ASSOCIATES, INC. 10 Table 1-4: Project Cash Flow Summary (000) YE 12/31 YE 12/31 YE 12/31 YE 12/31 YE 12/31 YE 12/31 Total 2021 2022 2023 2024 2025 2026 Production & Sales tons 81,532 1,904 3,171 3,388 3,757 3,548 3,428 Total Revenue $8,276,993 $193,998 $322,618 $344,774 $382,382 $360,760 $348,845 EBITDA $2,274,174 $57,226 $103,638 $105,020 $110,094 $97,951 $102,207 Net Income $1,129,708 $32,010 $68,607 $65,106 $67,291 $59,459 $60,553 Net Cash Provided by Operating Activities $2,020,082 $39,443 $78,703 $90,053 $93,775 $87,792 $88,473 Purchases of Property, Plant, and Equipment ($756,970) ($11,676) ($39,221) ($46,864) ($19,529) ($16,021) ($16,184) Net Cash Flow $1,263,113 $27,767 $39,482 $43,189 $74,246 $71,771 $72,289 YE 12/31 YE 12/31 YE 12/31 YE 12/31 YE 12/31 YE 12/31 YE 12/31 2027 2028 2029 2030 2031 2032 2033 Production & Sales tons 3,250 3,138 2,881 2,797 2,614 2,631 2,701 Total Revenue $330,692 $319,409 $293,174 $284,672 $266,182 $267,911 $274,911 EBITDA $97,011 $92,634 $88,812 $81,066 $74,401 $80,702 $93,115 Net Income $50,049 $46,518 $46,101 $43,182 $35,327 $39,050 $42,480 Net Cash Provided by Operating Activities $85,891 $83,974 $81,502 $75,496 $69,361 $70,101 $79,967 Purchases of Property, Plant, and Equipment ($58,214) ($22,213) ($28,703) ($17,541) ($25,423) ($35,810) ($56,431) Net Cash Flow $27,677 $61,760 $52,798 $57,955 $43,938 $34,291 $23,536 YE 12/31 YE 12/31 YE 12/31 YE 12/31 YE 12/31 YE 12/31 YE 12/31 2034 2035 2036 2037 2038 2039 2040 Production & Sales tons 2,522 2,569 2,219 2,074 2,095 2,095 1,987 Total Revenue $256,418 $261,401 $224,784 $209,929 $212,029 $212,072 $201,064 EBITDA $83,127 $89,331 $69,456 $59,744 $62,461 $63,606 $51,651 Net Income $42,058 $46,040 $35,023 $25,864 $27,863 $29,563 $25,311 Net Cash Provided by Operating Activities $76,511 $78,412 $65,842 $50,224 $54,209 $56,757 $49,215 Purchases of Property, Plant, and Equipment ($16,936) ($21,672) ($7,330) ($30,811) ($23,380) ($27,712) ($14,080) Net Cash Flow $59,575 $56,741 $58,512 $19,413 $30,829 $29,045 $35,135 YE 12/31 YE 12/31 YE 12/31 YE 12/31 YE 12/31 YE 12/31 YE 12/31 2041 2042 2043 2044 2045 2046 2047 Production & Sales tons 1,918 1,890 1,948 2,086 1,955 1,998 1,815 Total Revenue $194,137 $191,326 $197,192 $211,111 $197,883 $202,196 $183,664 EBITDA $45,323 $42,484 $48,096 $57,853 $49,243 $52,500 $39,830 Net Income $18,375 $15,135 $16,511 $27,053 $21,743 $26,755 $13,164 Net Cash Provided by Operating Activities $42,275 $39,698 $43,092 $51,081 $47,028 $47,252 $38,967 Purchases of Property, Plant, and Equipment ($21,937) ($26,856) ($31,128) ($17,410) ($9,203) ($8,743) ($31,657) Net Cash Flow $20,338 $12,841 $11,963 $33,671 $37,825 $38,510 $7,310 YE 12/31 YE 12/31 YE 12/31 YE 12/31 YE 12/31 YE 12/31 YE 12/31 2048 2049 2050 2051 2052 2053 2054 Production & Sales tons 1,662 1,519 1,244 977 809 777 737 Total Revenue $168,261 $153,737 $125,880 $98,889 $81,899 $78,634 $74,599 EBITDA $31,809 $30,318 $28,595 $23,116 $18,892 $17,640 $14,156 Net Income $9,280 $11,184 $13,718 $9,496 $6,137 $6,974 $6,569 Net Cash Provided by Operating Activities $31,691 $29,401 $27,639 $22,919 $18,810 $14,154 $13,454 Purchases of Property, Plant, and Equipment ($4,096) ($5,071) ($172) ($10,987) ($7,048) ($11,608) ($1,571) Net Cash Flow $27,595 $24,330 $27,467 $11,933 $11,762 $2,546 $11,883 YE 12/31 YE 12/31 YE 12/31 YE 12/31 YE 12/31 YE 12/31 YE 12/31 2055 2056 2057 2058 2059 2060 2061 Production & Sales tons 712 719 717 678 555 553 494 Total Revenue $72,027 $72,801 $72,608 $68,587 $56,221 $55,925 $50,020 EBITDA $12,164 $12,395 $12,331 $13,431 $11,882 $11,858 $12,878 Net Income $3,887 $4,308 $3,069 $5,109 $3,969 $5,497 $6,138 Net Cash Provided by Operating Activities $11,453 $11,441 $11,445 $12,638 $11,833 $11,324 $11,947 Purchases of Property, Plant, and Equipment ($7,286) ($2,904) ($8,320) ($3,867) ($5,744) ($172) ($1,743) Net Cash Flow $4,167 $8,537 $3,125 $8,771 $6,089 $11,153 $10,204 YE 12/31 YE 12/31 YE 12/31 YE 12/31 YE 12/31 YE 12/31 YE 12/31

Alpha Metallurgical Resources, Inc. Statement of Coal Resources and Reserves for the Virginia Complex in Accordance with United States SEC Standards as of December 31, 2021 Central Appalachian Coal Basin Virginia, USA MARSHALL MILLER & ASSOCIATES, INC. 11 2062 2063 2064 2065 2066 2067 2068 Production & Sales tons 384 386 231 0 0 0 0 Total Revenue $38,860 $39,117 $23,392 $0 $0 $0 $0 EBITDA $9,615 $9,696 $6,016 ($685) ($272) ($137) ($69) Net Income $3,922 $4,254 $2,403 ($1,370) ($544) ($274) ($139) Net Cash Provided by Operating Activities $9,930 $9,215 $8,366 ($7,604) ($2,535) ($1,267) ($634) Purchases of Property, Plant, and Equipment ($3,524) ($172) $0 $0 $0 $0 $0 Net Cash Flow $6,406 $9,043 $8,366 ($7,604) ($2,535) ($1,267) ($634) YE 12/31 YE 12/31 YE 12/31 YE 12/31 YE 12/31 YE 12/31 YE 12/31 2069 2070 2071 2072 2073 2074 2075 Production & Sales tons 0 0 0 0 0 0 0 Total Revenue $0 $0 $0 $0 $0 $0 $0 EBITDA ($36) $0 $0 $0 $0 $0 $0 Net Income ($71) $0 $0 $0 $0 $0 $0 Net Cash Provided by Operating Activities ($634) ($0) ($0) $0 $0 $0 $0 Purchases of Property, Plant, and Equipment $0 $0 $0 $0 $0 $0 $0 Net Cash Flow ($634) ($0) ($0) $0 $0 $0 $0 Note: (1) The financial model contains 0.018 million tons of inferred coal and an additional 0.015 million tons of resource that have been excluded from reserves. LOM tonnage evaluated in the financial model includes March 2021 through December 2021 production for the active surface mines and October 2021 through December 2021 production for the active underground mines (1.4 million total clean tons) which was subtracted from coal reserves in order to make the effective date of the reserves December 31, 2021. Consolidated cash flows are driven by annual sales tonnage, which grows from 3.2 million tons in 2022 to a peak of 3.8 million tons in 2024. Between years 2025 and 2046, sales ranges from 1.9 million to 3.5 million tons and between years 2047-2064, sales range from 0.2 million tons to 1.8 million tons. Projected consolidated revenue grows from $322.6 million in 2022 to a peak of $382.4 million in 2024. Revenue totals $8.3 billion for the project’s life. Consolidated cash flow from operations is positive throughout the projected operating period, with the exception of post-production years, due to end-of-mine reclamation spending. Consolidated cash flow from operations peaks at $93.8 in 2024 and totals $2.0 billion over the project life. Capital expenditures total $149.5 million during the first five years and $757.0 million over the project’s life. 1.10.1 Discounted Cash Flow Analysis Cash flow after tax, but before debt service, generated over the life of the project was discounted to NPV at a 14.67% discount rate, which represents MM&A’s estimate of the constant dollar, risk adjusted WACC for likely market participants if the subject reserves were offered for sale. On an un-levered basis, the NPV of the project cash flows represents the Enterprise Value of the project and amounts to $385.9 million. Alpha is an active producer, and the financial model shows positive net cash flow for each year of the operating life of the Virginia reserves. The pre-feasibility financial model prepared for the TRS was developed to test the economic viability of each coal resource area. The NPV estimate was made for purposes of confirming the economics for classification of coal reserves and not for purposes of valuing Alpha or its Virginia assets. Mine plans were not optimized, and actual results of the operations may be different, but in all cases, the mine production plan assumes the properties are under competent management. Alpha Metallurgical Resources, Inc. Statement of Coal Resources and Reserves for the Virginia Complex in Accordance with United States SEC Standards as of December 31, 2021 Central Appalachian Coal Basin Virginia, USA MARSHALL MILLER & ASSOCIATES, INC. 12 1.10.2 Sensitivity Analysis Sensitivity of the NPV results to changes in the key drivers is presented in the chart below. The sensitivity study shows the NPV at the 14.67% discount rate when Base Case sales prices, operating costs, capital costs and discount rate are increased and decreased in increments of 5% within a +/- 15% range. Figure 1-4: Sensitivity of NPV As shown, NPV is quite sensitive to change in sales price and operating cost estimates, and slightly sensitive to changes in capital cost estimates. 1.11 Permitting Alpha has obtained all mining and discharge permits to operate its active mines and processing, loadout, or related support facilities. MM&A is unaware of any obvious or current Alpha permitting issues that are expected to prevent the issuance of future permits. Alpha, along with all coal producers, is subject to a level of uncertainty regarding future clean water permits due to United States Environmental Protection Agency (EPA) involvement with state programs. 1.12 Conclusion and Recommendations Sufficient data has been obtained through various exploration and sampling programs and mining operations to support the geological interpretations of seam structure and thickness for coal horizons

Alpha Metallurgical Resources, Inc. Statement of Coal Resources and Reserves for the Virginia Complex in Accordance with United States SEC Standards as of December 31, 2021 Central Appalachian Coal Basin Virginia, USA MARSHALL MILLER & ASSOCIATES, INC. 13 situated on the Virginia Property. The data is of sufficient quantity and reliability to reasonably support the coal resource and coal reserve estimates in this TRS. The geological data and preliminary feasibility study, which consider mining plans, revenue, and operating and capital cost estimates are sufficient to support the classification of coal reserves provided herein. This geologic evaluation conducted in conjunction with the preliminary feasibility study concludes that the 80.1 Mt of marketable coal reserves identified on the Property are economically mineable under reasonable expectations of market prices for metallurgical coal products, estimated operation costs, and capital expenditures. 2 Introduction 2.1 Registrant and Terms of Reference This report was prepared for the sole use of Alpha Metallurgical Resources, Inc. (Alpha) and its affiliated and subsidiary companies and advisors. The report provides a statement of coal reserves for Alpha located at the Virginia Complex (Virginia or the Property) in Buchanan, Dickenson, Russell and Wise Counties, Virginia. Exploration results and Resource calculations were used as the basis for the mine planning and the preliminary feasibility study completed to determine the extent and viability of the reserve. Coal resources and coal reserves are herein reported in imperial units of measurement and are rounded to millions of short tons (Mt). 2.2 Information Sources The technical report is based on information provided by Alpha and reviewed by MM&A’s professionals, including geologists, mining engineers, civil engineers, and environmental scientists. MM&A’s professionals hold professional registrations and memberships which qualify them as Qualified Persons in accordance with SEC guidelines. Alpha engaged MM&A to conduct a coal reserve evaluation of the Alpha coal properties as of December 31, 2021. For the evaluation, the following tasks were to be completed: > Conduct site visits of the mines and mine infrastructure facilities. > Process the information supporting the estimation of coal resources and reserves into geological models. > Develop life-of-reserve mine (LOM) plans and financial models. Alpha Metallurgical Resources, Inc. Statement of Coal Resources and Reserves for the Virginia Complex in Accordance with United States SEC Standards as of December 31, 2021 Central Appalachian Coal Basin Virginia, USA MARSHALL MILLER & ASSOCIATES, INC. 14 > Hold discussions with Alpha company management; and > Prepare and issue a Technical Report Summary providing a statement of coal reserves which would include: - A description of the mines and facilities. - A description of the evaluation process. - An estimation of coal reserves with compliance elements as stated under the new SEC Guidelines which will become effective for the first fiscal year commencing on or after January 1, 2022. 2.3 Personal Inspections MM&A is very familiar with the Virginia properties, having provided a variety of services in recent years and QP’s involved in this TRS have conducted multiple site visits. 3 Property Description 3.1 Location The Virginia Mine Complex is in the Central Appalachian Basin in southwest Virginia (see Figure 1-1) north of Lebanon, Virginia, and U.S. Highway 19 and south of Pikeville, Kentucky. The complex covers part of four counties: Buchanan, Dickenson, Russell and Wise. Surface facilities for the operation are located near the community of McClure, along the McClure River in Dickenson County and near Tom’s Creek, a tributary of the Guest River in Wise County. The McClure plant is near the active Jawbone seam Deep Mine No. 41. The Toms Creek Plant is near the town of Coeburn VA and accessed by state highway. Numerous small communities are present throughout the Property. The nearest major population centers are Bristol, Virginia (65 miles south) and Roanoke, Virginia (195 miles east), and Charleston, West Virginia (165 miles north), and Lexington, KY (180 miles northwest). The property is located on the following United States Geological Survey (USGS) Quadrangles: Elkhorn, Harman, Jenkins East, Clintwood, Haysi, Prater, Vansant, Big A Mtn, Duty, Nora, Caney Ridge, Pound, Flat Gap, Wise, Coeburn, St. Paul and Carbo. The coordinate system and datum used for the model of the Virginia Mine complex and the subsequent maps were produced in the Virginia State Plane South system, NAD 83. 3.2 Titles, Claims or Leases The property is composed of over 321,700 total acres of mineral control, nearly all of which is leased. Alpha’s control is comprised of over 20 separate leases with varying expiration dates. Some leases expire over the next several years, but Alpha does not anticipate any challenges related to lease renewal. MM&A has not carried out a separate title verification for the coal properties and has not verified leases, deeds, surveys or other property control instruments pertinent to the subject resources.

Alpha Metallurgical Resources, Inc. Statement of Coal Resources and Reserves for the Virginia Complex in Accordance with United States SEC Standards as of December 31, 2021 Central Appalachian Coal Basin Virginia, USA MARSHALL MILLER & ASSOCIATES, INC. 15 Alpha has represented to MM&A that it controls the mining rights to the reserves as shown on its property maps, and MM&A has accepted these as being a true and accurate depiction of the mineral rights controlled by Alpha. The TRS assumes the Property is developed under responsible and experienced management. 3.3 Mineral Rights Alpha supplied property control maps to MM&A related to properties for which mineral and/or surface property are controlled by Alpha. While MM&A accepted these representations as being true and accurate, through past knowledge of the Property MM&A has no knowledge of past property boundary disputes or other concerns that could impact future mining operations or development potential. Property control in Appalachia can be intricate. Coal mining properties are typically composed of numerous property tracts which are owned and/or leased from both land holding companies and private individuals or companies. It is common to encounter severed ownership, with different entities or individuals controlling the surface and mineral rights. Mineral control in the region is typically characterized by leases or ownership of larger tracts of land, with surface control generally comprised of smaller tracts, particularly in developed areas. Control of the surface property is necessary to conduct surface mining but is not necessary to conduct underground mining aside from relatively limited areas required for seam access or ventilation infrastructure. Alpha’s executive management team has a history of mining in Central Appalachia and has conveyed to MM&A that it has been successful in acquiring surface rights where needed for past operations. 3.4 Encumbrances No Title Encumbrances are known. By assignment, MM&A did not complete a query related to Title Encumbrances. 3.5 Other Risks There is always risk involved in property control. As is common practice, Alpha, and its predecessors, have had their legal teams examine the deeds and title control to minimize this risk. Historically, property control has not posed any significant challenges related to Virginia’s operations. Alpha Metallurgical Resources, Inc. Statement of Coal Resources and Reserves for the Virginia Complex in Accordance with United States SEC Standards as of December 31, 2021 Central Appalachian Coal Basin Virginia, USA MARSHALL MILLER & ASSOCIATES, INC. 16 4 Accessibility, Climate, Local Resources, Infrastructure and Physiography 4.1 Topography, elevation, and Vegetation Much of topography of the area encompassed by the Virginia mine complex is typical of the Central Appalachian Plateau’s physiographic province, being rugged with a dendritic drainage pattern that form narrow river valleys, flanked by steep-sided upland regions. Terrain slopes in the area are mostly steep to very steep with some gently sloping with relatively narrow ridges. To the north of the Property exists Pine Mountain, a result of compressional forces and movement along the Pine Mountain thrust fault. The flanks of Pine Mountain create a trellis drainage pattern along the northern border of Dickenson County. Surface elevations near the mine complex range from approximately 1,300 feet above sea level at streams to approximately 2,400 feet at ridge tops. The area is heavily vegetated and has a significant amount of hardwood forests. The property is not situated near any major urban centers. 4.2 Access and Transport There is general access to the Virginia property via a well-developed network of primary, secondary, and unimproved roads from U.S. interstates highways. Interstate 81 to the south and 77 to the east are the primary roads coming into the complex region. Interstate 81 connects with Bristol, Virginia to the southwest and Roanoke, Virginia to the east. Interstate 77 connects with, Charleston, West Virginia to the north and via Interstate 64 with Lexington, Kentucky, to the northwest. US Route 19 connects Interstate 81 with Lebanon, Virginia from the south, while US Route 460 connects Interstate 77 with US Route 19 from the east. Numerous secondary and unimproved roads provide direct access to the mine property, some being federal, state, and town-maintained. These include US Route 58, via State Route 71 connecting Lebanon to Toms Creek, and State Route 80 running north-south from Pikeville to McClure. These roads typically stay open throughout the year. Within the Property, unimproved roads are utilized to access gas drainage wells and surface based deep mine infrastructure. The primary transport means of processed coal is CSX Railroad which services the McClure River Loadout located just east of McClure Virginia, and NS Railroad servicing the Tom’s Creek Loadout located 2.25 miles north of Coeburn, Virginia. 4.3 Proximity to Population Centers The Virginia Mine Complex is in south-West Virginia, north of Lebanon, Virginia and south of Pikeville, Kentucky. Several small towns reside in the complex footprint which covers much of Dickenson County and smaller portions of Buchanan, Russell, and Wise Counties. There are no large population centers within close proximity.

Alpha Metallurgical Resources, Inc. Statement of Coal Resources and Reserves for the Virginia Complex in Accordance with United States SEC Standards as of December 31, 2021 Central Appalachian Coal Basin Virginia, USA MARSHALL MILLER & ASSOCIATES, INC. 17 The nearest major population centers are Bristol, Virginia (65 miles south) and Roanoke, Virginia (195 miles east), and Charleston, West Virginia (165 miles north), and Lexington, KY (180 miles northwest). As of the 2019 Annual County and Resident Population Estimate (www.census.gov), Dickenson County had 14,318 residents. 4.4 Climate and Length of Operating Season The climate of the region is classified as humid continental with four distinct seasons: warm summers, cold winters, and moderate fall and spring seasons. Precipitation in the region comes throughout the year, and annually includes, approximately 46 inches of rain and 29 inches of snow. Most rain comes in spring and the early months of summer. Warmer months typically begin in late May and end in early September and range in average temperature from 48 to 82 degrees Fahrenheit. Colder months typically begin in mid to late November and run until mid to late March with average temperatures ranging from 21 to 54 degrees Fahrenheit. Precipitation in the winter typically comes in the form of snowfall or as a wintery mix (sleet and snow) with severe snowfall events occurring occasionally. Seasonal variations in climate typically do not affect underground mining in Virginia. However, weather events could potentially negatively impact efficiency of surface mine and preparation plant operations on a very limited basis and lasting less than a few days. 4.5 Infrastructure The Virginia Mine Complex has sources of water, power, personnel, and supplies readily available for use. Personnel have historically been sourced from the surrounding communities in Dickenson, and surrounding Counties, and have proven to be adequate in numbers to conduct mining operations. As mining is common in the surrounding areas, the workforce is generally familiar with mining practices, and many are experienced miners. Water is sourced locally from public water sources or rivers, and electricity is sourced from Appalachian Power, a subsidiary of American Electric Power (AEP). The service industry in the areas surrounding the mine complex has historically provided supplies, equipment repairs and fabrication, etc. Alpha’s Tom’s Creek Prep Plant services consumers with washed coal, which is transported via the adjacent NS rail line at the loadout. The McClure River Prep Plant services consumers with washed coal via CSX rail line accessible from the plant loadout. Haul roads, primary roads, and conveyor belt systems account for transport from the various mine sites to both preparation plant facilities. 5 History 5.1 Previous Operation The Virginia property involves a complex combination of previous ownership. Coal mining in the area occurred for nearly a century. Predecessors of Alpha, namely Alpha Natural Resources (Alpha), Alpha Metallurgical Resources, Inc. Statement of Coal Resources and Reserves for the Virginia Complex in Accordance with United States SEC Standards as of December 31, 2021 Central Appalachian Coal Basin Virginia, USA MARSHALL MILLER & ASSOCIATES, INC. 18 Dickenson Russell Coal Company, Dickenson-Russell Contura LLC, Paramont Coal Company Virginia LLC (Paramont), Paramont Contura LLC, and Clinchfield Coal Company all previously held mining rights on most of the Property. 5.2 Previous Exploration Extensive exploration in the form of subsurface drill efforts has been carried out on the Property by numerous entities, most of which efforts were completed prior to the inception of Alpha. Diamond core and rotary drilling are the primary types of exploration on the Property. Data for correlation and mining conditions are derived from core descriptions and geophysical logs (e-logging). Coal sample, quality analyses were also employed during the core-exploration process. Development of this report included an assessment of over 6,600 locations of coal measurements, largely comprised of exploration drill holes which often include several coal intercepts. In mine data measurements are included also. Drill records indicate that independent contract drilling operators have typically been engaged to carry out drilling on the Property. Geophysical logging was typically performed by outside logging firms. MM&A, via its Geophysical Logging Systems subsidiary, has logged a significant number of the past exploration holes, and currently logs most of the recent drilled holes. 6 Geological Setting, Mineralization and Deposit 6.1 Regional, Local and Property Geology The property lies in the Central Appalachian Coal basin in the Appalachian Plateau physiographic province. The coal deposits in the eastern U.S. are the oldest and most extensively developed coal deposits in the country. The coal deposits on the Property are Carboniferous in age, being of the Pennsylvanian system. Overall, these Carboniferous coals contain two-fifths of the US’s bituminous coal deposits and extend over 900 miles from northern Alabama to Pennsylvania and are part of what is known as the Appalachian Basin. The Appalachian Basin is more than 250 miles wide and, in some portions, contains over 60 coal seams of varying economic significance. Coal seams and zones of economic significance typically range between 24 and 48 inches in thickness. Southwest-Northeast trending regional faults border the Property on the Northwest and southeast sides. They include the Pine Mountain trust fault to the northwest and the St. Paul and Buffalo Mountain faults to the southeast. Additional faults on the Property have north-south or northwest- southeast trends. A few faults impact the coal deposit and resource extents such as the proximity of Russel Fork fault and the Jawbone Rider seam. Structural slopes of the Property are typically characterized by shallow dipping to the northwest.

Alpha Metallurgical Resources, Inc. Statement of Coal Resources and Reserves for the Virginia Complex in Accordance with United States SEC Standards as of December 31, 2021 Central Appalachian Coal Basin Virginia, USA MARSHALL MILLER & ASSOCIATES, INC. 19 Strata on the Property are of the Pennsylvanian-age Wise and Norton Formations. The base of the Wise formation is the Dorchester coal bed. The Gladeville Sandstone exists between the formations. The rock formations between the coal seams are characterized by sandstone and shale units. Seams with remaining reserve or resource potential include, in stratigraphically ascending order the: Tiller, Jawbone, Jawbone Rider, Raven, Aily, Kennedy, Lower Banner, Upper Banner, in the Norton Formation and Clintwood, Eagle, Lower Boling, Upper Boling, Pinhook, Lower Standiford, Upper Standiford, Taggart Marker and Taggart in the Wise Formation. 6.2 Mineralization The generalized stratigraphic columnar section in Figure 6-1 demonstrates the vertical relationship of the principal coal seams and rock formations on the Property. Alpha Metallurgical Resources, Inc. Statement of Coal Resources and Reserves for the Virginia Complex in Accordance with United States SEC Standards as of December 31, 2021 Central Appalachian Coal Basin Virginia, USA MARSHALL MILLER & ASSOCIATES, INC. 20 Figure 6-1: Virginia Stratigraphic Column (not to scale) 6.3 Deposits The Virginia complex currently produces both High-Volatile-A bituminous coal, and a Mid-Volatile bituminous coal as primary products. Due to the long history of mining in the region and the high value of these coking coals, all the seams have been extensively mined in the past. The coal seams reach the highest structural elevations along the southeastern margin of the Property, generally dipping toward the northwest. The seams of interest are generally situated above drainage or near and are therefore accessible via outcrop or through short slopes. The rock formations between the coal seams are characterized mainly by sandstone and shale units interspersed throughout.

Alpha Metallurgical Resources, Inc. Statement of Coal Resources and Reserves for the Virginia Complex in Accordance with United States SEC Standards as of December 31, 2021 Central Appalachian Coal Basin Virginia, USA MARSHALL MILLER & ASSOCIATES, INC. 21 7 Exploration 7.1 Nature and Extent of Exploration The Property has been extensively explored by subsurface drilling efforts carried out by numerous entities, most of which were completed prior to ownership by Alpha. Diamond core and rotary drilling are the primary types of exploration on the Property. Diamond core drilling produces rock core samples from the hole. Data for coal bed correlations and strata mining conditions are derived from core descriptions and geophysical logging (e-logging). Geophysical logs are produced from a probe that surveys the drill hole void. Rock stratum types are interpreted from log signatures produced from the probe which commonly include a hole caliper, rock density and gamma readings. Coal-quality analyses were also employed during the core-exploration process. Drill records indicate that independent contract drilling operators have typically been engaged to carry out drilling on the Property. Geophysical logging was typically performed by outside logging firms. MM&A, via its Geophysical Logging Systems subsidiary, has logged a significant number of the past exploration holes, and currently logs most of the recently drilled holes. The Location of the drilling is shown on the maps included in Appendix C. The concentration of exploration varies slightly across the Property. Drilling on the Property is typically sufficient for delineation of potential surface and highwall miner benches, and deep mineable seams. Core logging is carried out by professional geologists in cases where roof and floor strata are of particular interest and in cases where greater resolution and geologic detail are needed. However, most drill hole data come from simplified driller’s logs, which lack details regarding geotechnical conditions and specific geology, making correlations and floor and roof conditions difficult to determine. Geophysical logging (e-logging) techniques, by contrast, document specific details useful for geologic interpretation and mining conditions. Given the variability of data-gathering methods employed, definitive mapping of future mining conditions may not be possible, but projections and assumptions can be made within a reasonable degree of certainty. A significant effort was put into verifying the integrity of the database. Once this was established, stratigraphic columnar sections were generated using cross-sectional analysis to establish or confirm coal seam correlations. A typical cross-section is shown in Figure 7-1. Alpha Metallurgical Resources, Inc. Statement of Coal Resources and Reserves for the Virginia Complex in Accordance with United States SEC Standards as of December 31, 2021 Central Appalachian Coal Basin Virginia, USA MARSHALL MILLER & ASSOCIATES, INC. 22 Figure 7-1: Virginia Cross-Section Due to the long history of exploration by various parties on the Property, a wide variety of survey techniques exist for documentation of data point locations. Many of the older exploration drill holes appear to have been located by survey and more recently completed drill holes are often located by

Alpha Metallurgical Resources, Inc. Statement of Coal Resources and Reserves for the Virginia Complex in Accordance with United States SEC Standards as of December 31, 2021 Central Appalachian Coal Basin Virginia, USA MARSHALL MILLER & ASSOCIATES, INC. 23 high-resolution Global Positioning System (GPS) units. However, some holes appear to have been approximately located using USGS topography maps or other methods which are less accurate. Therefore, discretion had to be used regarding the accuracy for the location and ground surface elevation of some of these older drill holes. In instances where a drill hole location (or associated coal seam elevations) appeared to be inconsistent with the overall structural trend (or surface topography for surface-mineable areas), the data point was not honored for geological modeling. Others with apparently minor variances were adjusted or then used by MM&A. Surveying of the underground and surface mined areas has been performed by the mine operators and/or their consulting surveyors. By assignment, MM&A did not verify the accuracy or completeness of supplied mine maps but accepted this information as being the work of responsible engineers and surveyors, as required by both State and Federal Law. MM&A compiled comprehensive topographic map files by selecting the best available aerial mapping for each area. In the case of active surface mines, digital U.S.G.S. historical topography was utilized to reference original seam outcrop positions. 7.2 Drilling Procedures Core drilling methods utilize NX-size (21/8 inch) or similar-sized core cylinders to recover core samples, which can be used to delineate geologic characteristics, and for coal quality testing and geotechnical logging. For the cored holes, the geophysical logs are especially useful in verifying the percent of core recovery of both the coal samples (for assurance that sample is representative of the full seam) and of the roof and floor rock samples (for evaluating ground control characteristics of deep mineable coal seams). In addition to the core holes, rotary drilled holes also exist on the Property. Data for the rotary drilled holes is mainly derived from downhole geophysical logs, which are used to interpret coal and rock thickness and depth since logging of the drill cuttings is not reliable in this application. A wide variety of core-logging techniques exist for the Property. For many of the core holes, the primary data source is a generalized lithology description by the driller, typically supplemented by a more detailed core log completed by a geologist. These drill logs were provided to MM&A collectively as a geological database. MM&A geologists were not involved in the production of original core logs but did perform a basic check of drill records and information within the provided database. Where geophysical logs for such holes are available, they were used by MM&A geologists to verify the coal thickness and core recovery of relevant seams. 7.3 Hydrology Hydrologic testing and forecasting are necessary parts of the permitting process and as such are routinely considered in the mine planning process. Alpha Metallurgical Resources, Inc. Statement of Coal Resources and Reserves for the Virginia Complex in Accordance with United States SEC Standards as of December 31, 2021 Central Appalachian Coal Basin Virginia, USA MARSHALL MILLER & ASSOCIATES, INC. 24 MM&A is not aware of any significant hydrologic impacts being experienced at any three currently active deep mines or two active surface mines. Future mining is projected to occur in areas exhibiting similar hydrogeological conditions as past mining. Based upon the successful history of the operation with regards to hydrogeological features, MM&A assumes that the operation will not be hindered by such issues in the future. 7.4 Geotechnical Data Life-of-Mine (LOM) Mining plans for potential underground mines were developed by MM&A through incorporation of budget maps from Alpha. Pillar stability was tested by MM&A using the Analysis of Coal Pillar Stability (ACPS) program that was developed by the National Institute for Occupational Safety and Health (NIOSH). MM&A reviewed the results from the ACPS analysis and considered it in the development of the LOM plan. Coal and rock strengths from core testing are used to verify the empirical assumptions integral to ACPS. 8 Sample Preparation Analyses and Security 8.1 Prior to Sending to the Lab Most of the coal samples related to exploration drilling activities have been obtained from the Property by subsurface exploration using core drilling techniques. The protocol for preparing and testing the samples has varied over time and is not well documented for the older holes drilled on the Property. Typical US coal sampling technique from core drilling is for the coal core sample, once recovered from the core barrel, to be measured and described into a log, then wrapped in a sealed plastic sleeve and placed into a covered wooden core box, which is the length of the sample so that the core can be delivered to a laboratory in relatively intact condition and with original moisture content. The core identification number and the depth are scribed on the sample box lid to identify the sample. This process has been the norm for both historical and ongoing exploration activities at Virginia. This work is typically performed by the supervising driller, geologist, or company personnel. Samples are most often delivered to the company by the driller after each shift or acquired by company personnel or representatives. Most of the coal core samples were obtained by previous operators on the Property. MM&A did not participate in the collection, sampling, and analysis of the majority of core samples within the exploration database. However, it is reasonable to assume, given the professional level of the previous operators, that these samples were generally collected and processed under industry best-practices. This assumption is based on MM&A’s familiarity with the operating companies and the companies used to perform the analysis. Additionally, specific to Alpha’s Virginia surface operations, a significant dataset was made available related to in-pit quality measurements used during the mining process as a predictive measure prior to

Alpha Metallurgical Resources, Inc. Statement of Coal Resources and Reserves for the Virginia Complex in Accordance with United States SEC Standards as of December 31, 2021 Central Appalachian Coal Basin Virginia, USA MARSHALL MILLER & ASSOCIATES, INC. 25 mining. This robust dataset is generally based upon bulk or grab samples obtained by employees of Alpha prior to the extraction of coal in surface mined pits. MM&A’s review of the datasets suggest a general continuity of sampling procedures. Care was taken by MM&A to determine sampling locations which are commonly tied to both coal seam names and generalized mine locations. The information contained in the dataset does not include a surveyed location point, as the information is generally only relied upon in the short term for assistance in coal blending procedures. 8.2 Lab Procedures Coal quality testing related to exploration drilling has been performed over many years by operating companies using different laboratories and testing regimens. Some of the samples have raw analyses and washability analysis on the full seam (with coal and rock parting layers co-mingled) and are mainly useful for characterizing the coal quality for projected production from underground and highwall mining. Other samples have coal and rock analyzed separately, the results of which can be manipulated to forecast either surface or underground mining quality. Care has been taken to use only those analyses that are representative of the coal quality parameters for the appropriate mining type for each sample. Standard procedure upon receipt of core samples by the testing laboratory is to log the depth and thickness of the sample, then perform testing as specified by a representative of the operating company. Each sample is then analyzed in accordance with procedures defined under American Society for Testing and Materials (ASTM) standards including, but not limited to; washability (ASTM D4371); ash (ASTM D3174); sulfur (ASTM D4239); Btu/lb. (ASTM D5865); volatile matter (ASTM D3175); and Free Swell Index (FSI) (ASTM D720). Specific to the aforementioned pit-quality sampling and associated datasets, laboratory analysis includes both short proximate analysis and at times, detailed metallurgical characteristics. The dataset contains a combination of raw and washed samples. 9 Data Verification 9.1 Procedures of Qualified Person MM&A reviewed the Alpha-supplied digital geologic database which consists of data records including drill hole information for holes that lie within and adjacent to the Property along with records for numerous supplemental coal seam thickness measurements; mainly in mine measurements from underground mine maps. Once the initial integrity of the database was established, stratigraphic columnar sections were generated to use in cross-sectional analysis to establish or confirm coal seam correlations. The stratigraphic column correlation method provides a view of seam depths, lithologic strata and thickness intervals to over and underlying seams. Geophysical logs were used wherever Alpha Metallurgical Resources, Inc. Statement of Coal Resources and Reserves for the Virginia Complex in Accordance with United States SEC Standards as of December 31, 2021 Central Appalachian Coal Basin Virginia, USA MARSHALL MILLER & ASSOCIATES, INC. 26 available to assist in confirming the seam correlation and to verify proper seam depths, thickness measurements and recovery of coal samples. After establishing and/or verifying proper seam correlation for all seams the database was used in the geologic model process. Seam thickness, base-of-seam elevation, roof and floor lithology, and overburden maps were independently generated for use in the mine planning process. Maps with seam control data plus geological cross-sections were generated to represent the seam correlations and data integrity. Coal quality was analyzed and summarized by MM&A’s team of geologists and engineers. Quality was provided by Alpha in various database formats, laboratory data sheets, and also obtained directly from MM&A’s files. Care was taken to ensure that sampled data was representative of the mineable section. In instances where minimal representative data was noted, geological tonnages were estimated based upon applying assumed densities of coal and non-coal material to thicknesses expressed in geological database files. 9.2 Limitations As with any exploration program, localized anomalies, such as a thin coal area or poor mining conditions, cannot always be identified. The greater the density of the samples taken, the less the risk. Once an area is identified for inclusion in the mine plan, additional samples are taken to help reduce the risk in specific areas. In general, provision is made in the mine planning portion of the study to allow for localized anomalies that are typically classed more as a nuisance than a hinderance. 9.3 Opinion of Qualified Person Sufficient data has been obtained through various exploration and sampling programs and mining operations to support the geological interpretations of seam structure and thickness for coal horizons situated on the Virginia Property. The Property data is of sufficient quantity and reliability to reasonably support the coal resource and coal reserve estimates in this TRS. 10 Mineral Processing and Metallurgical Testing 10.1 Testing Procedures Basic chemical analyses (both raw and washed quality), petrographic data, rheological data and ash, ultimate and sulfur analysis are available but not summarized for this filing. Available coal quality data sourced from MM&A’s vaults (associated with former projects for Alpha and its predecessors) was tabulated by resource area in a Microsoft® EXCEL workbook. Such data contained laboratory sheets which MM&A utilized to confirm that sampled intervals were representative of geological models and confirm that appropriate laboratory procedures were utilized to derive raw and clean coal

Alpha Metallurgical Resources, Inc. Statement of Coal Resources and Reserves for the Virginia Complex in Accordance with United States SEC Standards as of December 31, 2021 Central Appalachian Coal Basin Virginia, USA MARSHALL MILLER & ASSOCIATES, INC. 27 parameters. Additionally, Alpha provided MM&A with a database of its own in-house coal quality information which did not include backup laboratory information or sampled intervals. MM&A compared wash recovery values from Alpha’s dataset to proximal holes with wash recovery data in MM&A’s dataset and calculated estimates of wash recovery based upon the relative percentages of coal and rock from lithologic descriptions. In general, MM&A found that Alpha’s dataset was representative and appropriate for inclusion in coal quality summaries. Quality tables also provide basic statistical analyses of the coal quality datasets, including average value; maximum and minimum values; and the number of samples available to represent each quality parameter of the seam. Coal samples that were deemed by MM&A geologists to be unrepresentative were not used for statistical analysis of coal quality, as documented in the tabulations. Specific to the surface mine reserve areas, exploration quality was supplemented with historical pit sampling. Tabulations were completed based upon annual arithmetic averages on in-pit samples for washed quality. The general consistency in quality suggests confidence in the mines’ ability to continue to produce a comparable metallurgical product. The amount and areal extent of coal sampling for geological data is generally sufficient to represent the quality characteristics of the coal horizons and allow for proper market placement of the subject coal seams. For some of the coal deposits there are considerable laboratory data from core samples that are representative of the full extent of the resource area; and for others there are more limited data to represent the resource area. For example, in the active operations with considerable previous mining, there may be limited quality data within some of the remaining resource areas; however, in those cases the core sampling data can be supplemented with operational data from mining and shipped quality samples representative of the resource area. 10.2 Relationship of Tests to the Whole The extensive sampling and testing procedures typically followed in the Coal Industry result in an excellent correlation between samples and Marketable product. Pit analyses of the coal from Virginia were reviewed to verify that the coal quality and characteristics were as expected. The Virginia Property has a long history of saleable production, under various owners, in the Mid-Volatile and High- volatile metallurgical and thermal markets, confirming exploration results. 10.3 Lab Information Each sample is analyzed at area Laboratories that operate in accordance with procedures defined under ASTM standards including, but not limited to; washability (ASTM D4371); ash (ASTM D3174); sulfur (ASTM D4239); Btu/lb. (ASTM D5865); volatile matter (ASTM D3175); and Free Swell Index (FSI) (ASTM D720). Alpha Metallurgical Resources, Inc. Statement of Coal Resources and Reserves for the Virginia Complex in Accordance with United States SEC Standards as of December 31, 2021 Central Appalachian Coal Basin Virginia, USA MARSHALL MILLER & ASSOCIATES, INC. 28 10.4 Relevant Results No critical factors have been found that would adversely affect the recovery of the Reserve. Any quality issues that occur, either localized or generally are accounted for in the Marketing Study done for this TRS. 11 Mineral Resource Estimates MM&A independently created geologic models to define the coal resources at Virginia. Coal resources were estimated as of December 31, 2021. 11.1 Assumptions, Parameters and Methodology Geological data was imported into Carlson Mining® (formerly SurvCADD®) geological modelling software in the form of Microsoft® Excel files incorporating, drill hole collars, seam and thickness picks, bottom seam elevations and raw and washed coal quality. These data files were validated prior to importing into the software. Once imported, a geologic model was created, reviewed, and verified- with a key element being a gridded model of coal seam thickness. Resource tons were estimated by using the seam thickness grid based on each valid point of observation and by defining resource confidence arcs around the points of observation. Points of observation for Measured and Indicated confidence arcs were defined for all valid drill holes that intersected the seam using standards deemed acceptable by MM&A based on a detailed geologic evaluation and a statistical analysis of all drill holes within the projected reserve areas as described in Section 11.1.1. The geological evaluation incorporated an analysis of seam thickness related to depositional environments, adjacent roof and floor lithologies, and structural influences. After validating coal seam data and establishing correlations, the thickness and elevation for seams of economic interest were used to generate a geologic model. Due to the relative structural simplicity of the deposits and the reasonable continuity of the tabular coal beds, the principal geological interpretation necessary to define the geometry of the coal deposits is the proper modeling of their thickness and elevation. Both coal thickness and quality data are deemed by MM&A to be reasonably sufficient within the resource areas. Therefore, there is a reasonable level of confidence in the geologic interpretations required for coal resource determination based on the available data and the techniques applied to the data. Table 11-1 below provides the geological mapping and coal tonnage estimation criteria used for the coal resource and reserve evaluation. These cut-off parameters have been developed by MM&A based on its experience with the Alpha Property and are typical of mining operations in the Central Appalachian coal basin. This experience includes technical and economic evaluations of numerous

Alpha Metallurgical Resources, Inc. Statement of Coal Resources and Reserves for the Virginia Complex in Accordance with United States SEC Standards as of December 31, 2021 Central Appalachian Coal Basin Virginia, USA MARSHALL MILLER & ASSOCIATES, INC. 29 properties in the region for the purposes of determining the economic viability of the subject coal reserves. Table 11-1: General Reserve & Resource Criteria Item Parameters Technical Notes & Exceptions* • General Reserve Criteria Reserve Classification Reserve and Resource Coal resources as reported are inclusive of coal reserves. Reliability Categories Reserve (Proven and Probable) Resource (Measured, Indicated & Inferred) To better reflect geological conditions of the coal deposits, distance between points of observation is determined via statistical analysis. For surface-mineable reserves, the QPs responsible for the delineation of coal reserves have opted to classify tons in areas lacking exploration drill hole quality as 100- percent probable as opposed to basing proven and probable classifications upon relative distance from drill holes. Resource classification as stated in the tables is directly derived from drill hole spacing. The QPs have relied upon consistency in historical pit sampling as a justification for reserve delineation in such areas. Effective Date of Resource Estimate December 31, 2021 Coal resources were estimated based upon depletion maps with effective dates of December 31, 2021. Effective Date of Reserve Estimate December 31, 2021 Coal reserves were estimated based upon depletion maps with effective dates of December 31, 2021. Seam Density With raw seam analysis: SG = 1.25+(Raw Ash% / 100 In the absence of laboratory data, estimated by (1) assuming specific gravity of 1.30 for coal and 2.25 for rock parting • Underground-Mineable Criteria Map Thickness Total seam thickness Minimum Seam Thickness 30 inches Minor Exceptions for localized zones of thinner coal Minimum Mining Thickness 54 inches Minimum Total Coal Thickness 27 inches Minor Exceptions for localized zones of thinner coal Minimum In-Seam Wash Recovery Determined as function of seam thickness Wash Recovery Applied to Coal Reserves Based on average yield for drill holes within reserve area, or in the absence of laboratory washability data, based on estimated visual recovery using specific gravities noted above and 95 percent yield on "clean" coal Out-of-Seam Dilution Thickness for Run-of-Mine Tons Applied to ROM tonnages 2 inches Mine Barrier 200-foot distance from abandoned mines and sealed or pillared areas Minimum Reserve Tonnage 400 thousand recoverable tons for individual area (logical mining unit) Minimum Overburden Depth 100 feet Minimum Interval to Rider Coal Considered on a case-by-case basis, depending on interval lithology, etc. Minimum Interval to Overlying or Underlying Reserves Considered on a case-by-case basis, depending on interval lithology, extent and type of extraction, etc. Minimum Interval to Overlying or Underlying Mined Areas Considered on a case-by-case basis, depending on interval lithology, extent and type of extraction, etc. Adjustments Applied to Coal Reserves 6.0 percent moisture increase; 5 percent preparation plant inefficiency Alpha Metallurgical Resources, Inc. Statement of Coal Resources and Reserves for the Virginia Complex in Accordance with United States SEC Standards as of December 31, 2021 Central Appalachian Coal Basin Virginia, USA MARSHALL MILLER & ASSOCIATES, INC. 30 Item Parameters Technical Notes & Exceptions* • Surface-mineable Criteria Mining Type Surface mining Highwall mining (HWM) Coal Density Used laboratory apparent specific gravity data where available. Otherwise use raw ash formula: Sp. Gr. = (% Raw Ash/100) + 1.25 Used estimated specific gravity based on 1.30 specific gravity for coal and 2.25 specific gravity for rock where no lab data was available. This is also referred to as EVR or Estimated Visual Recovery method. EXCEPTION: Used 1800 tons per acre foot for seams with no quality data on surface reserve calculation Surface Property Control Controlled Surface-mineable coal resource estimated where mineral and surface rights are controlled. No resource estimated if mineral rights are not controlled. Uncontrolled Surface-mineable coal resource estimated where surface is uncontrolled if mineral rights are controlled. Basis for Coal Tonnage Thickness of recoverable coal less removable partings Minimum thickness of removable parting for surface- mineable seam is 0.25-foot generally. Minimum Total seam thickness for Single Cut Contour 2.0 feet (*) Minimum Thickness of Principal Seam in Multi-Seam Areas 1.0 foot (*) Minimum Thickness of Secondary Seam 0.5 foot Secondary seam is within 2.5 feet of principal seam Mine Strip Ratio 18:1 BCY /ton ratio for metallurgical coal & 15:1 BCY/ton for thermal coal surface mine strip ratios are targets and can vary some by cut or job. Minimum Total seam thickness for High Wall Miner 2.0 feet (*) Seam thickness can vary within a panel. Areas Considered for Surface- mineable Coal Resource Permitted and potential permit areas provided by Alpha Note: Exceptions for application of these criteria to reserve estimation are made as warranted and demonstrated by either actual mining experience or detailed data that allows for empirical evaluation of mining conditions. Final classification of coal reserve is made based on the pre-feasibility evaluation. 11.1.1 Geostatistical Analysis MM&A completed a geostatistical analysis on drill holes within the reserve boundaries to determine the applicability of the common United States classification system for measured and indicated coal resources. Historically, the United States has assumed that coal within ¼-mile (1,320 feet) of a point of observation represents a measured resource whereas coal between ¼-mile (1,320 feet and ¾-mile (3,960 feet) from a point of observation is classified as indicated. Inferred resources are commonly assumed to be located between ¾-mile (3,960 feet) and 3 miles (15,840 feet) from a point of observation. Per SEC regulations, only measured and indicated resources may be considered for reserve classification, respectively as proven and probable reserves. MM&A performed a geostatistical analysis test of the Virginia data set using the Drill Hole Spacing Analysis (DHSA) method. This method attempts to quantify the uncertainty of applying a measurement from a central location to increasingly larger square blocks and provides recommendations for determining the distances between drill holes for measured, indicated, and inferred resources. To perform DHSA the data set was processed to remove any erroneous data points, clustered data points, as well as directional trends. This was achieved through the use of histograms, as seen in Figure

Alpha Metallurgical Resources, Inc. Statement of Coal Resources and Reserves for the Virginia Complex in Accordance with United States SEC Standards as of December 31, 2021 Central Appalachian Coal Basin Virginia, USA MARSHALL MILLER & ASSOCIATES, INC. 31 11-1, color coded scatter plots showing the geospatial positioning of the borings, Figure 11-2, and trend analysis. Figure 11-1: Histogram of the Total Seam Thickness for the Jawbone Seam Present in the Virginia Complex Figure 11-2: Scatter plot of the Total Seam Thickness for the Jawbone Seam Present in the Virginia Complex Following the completion of data processing, a variogram of the data set was created, Figure 11-3. The variogram plots average square difference against the separation distance between the data pairs. The separation distance is broken up into separate bins defined by a uniform lag distance (e.g., for a lag distance of 500 feet the bins would be 0 – 500 feet, 501 – 1,000 feet, etc.). Each pair of data points that are less than one lag distance apart are reported in the first bin. If the data pair is further apart than one lag distance but less than two lag distances apart, then the variance is reported in the second bin. The numerical average for differences reported for each bin is then plotted on the variogram. Care was taken to define the lag distance in such a way as to not overestimate any nugget effect present in the data set. Lastly, modeled equations, often spherical, gaussian, or exponential, are applied to the variogram in order to represent the data set across a continuous spectrum. Alpha Metallurgical Resources, Inc. Statement of Coal Resources and Reserves for the Virginia Complex in Accordance with United States SEC Standards as of December 31, 2021 Central Appalachian Coal Basin Virginia, USA MARSHALL MILLER & ASSOCIATES, INC. 32 Figure 11-3: Variogram of the Total Seam Thickness for the Jawbone Seam Present in the Virginia Complex The estimation variance is then calculated using information from the modeled variogram as well as charts published by Journel and Huijbregts (1978). This value estimates the variance from applying a single central measurement to increasingly larger square blocks. Care was taken to ensure any nugget effect present was added back into the data. This process was repeated for each test block size. The final step of the process is to calculate the global estimation variance. In this step the number square blocks that would fit inside the selected study area is determined for each block size that was investigated in the previous step. The estimation variance is then divided by the number of blocks that would fit inside the study area for each test block size. Following this determination, the data is then transformed back to represent the relative error in the 95th-percentile range. Figure 11-4 shows the results of the DHSA performed on the Jawbone seam data for the Virginia Complex. DHSA provides hole to hole spacing values, these distances need to be converted to radius from a central point in order to compare to the historical standards. A summary of the radius data is shown in Table 11-3. DHSA prescribes measured, indicated, and inferred drill hole spacings be determined at the 10-percent, 20-percent, and 50-percent levels of relative error, respectively.

Alpha Metallurgical Resources, Inc. Statement of Coal Resources and Reserves for the Virginia Complex in Accordance with United States SEC Standards as of December 31, 2021 Central Appalachian Coal Basin Virginia, USA MARSHALL MILLER & ASSOCIATES, INC. 33 Figure 11-4: Result of DHSA for the Jawbone Seam Present in the Virginia Complex Table 11-2: DHSA Results Summary for Radius from a Central Point Model: Measured Radial Distance (10% Relative Error) Indicated Radial Distance (20% Relative Error) Inferred Radial Distance (50% Relative Error) (Miles) (Miles) (Miles) Gaussian: 0.62 1.05 2.34 Spherical: 0.61 1.08 2.50 Exponential: 0.58 1.03 2.39 Comparing the results of the DHSA to the historical standards, it is evident that the historical standards are more conservative than even the most conservative DHSA model with regards to determining measured resources. The Exponential model recommends using a radius of 0.58 miles for measured resources compared to the historical value of 0.25 miles. With respect to indicated resources the DHSA- recommended drillhole spacing exceeds the historical standards. The Exponential model recommends using a radius 1.03 miles, while the Gaussian and Spherical models recommend a radius of 1.05 and 1.08 miles, respectively. These results have led the QP’s to report the data following the historical classification standards, rather than use the results of the DHSA. 11.2 Resources Exclusive of Reserves The Virginia Properties contain resource blocks of underground seams which were not deemed to exhibit reserve potential at the time of the study. These resources, identified as resources exclusive of Alpha Metallurgical Resources, Inc. Statement of Coal Resources and Reserves for the Virginia Complex in Accordance with United States SEC Standards as of December 31, 2021 Central Appalachian Coal Basin Virginia, USA MARSHALL MILLER & ASSOCIATES, INC. 34 reserves, exist in the Upper Banner, Lower Banner, Jawbone Rider and Jawbone seams. Reasons which may preclude elevation of resources to reserves include, but are not limited to: 1. Limited availability of quality information to document coal seam market characteristics. 2. Block does not meet reserve criteria at this time. i. Upper Banner seam, Holly Creek Block HC-B1 is less than 2.5 feet total coal thickness, Map UB-2. ii. Jawbone Rider Deep Mine 43 Block D2 is a high reject area, Map JBR-7. 3. Isolation of resource blocks in which seam access costs are cost prohibitive at the time of the study. i. Lower Banner seam, Ball Ridge Block BR-C (Map LB-4) and Rush Branch Block RB-A and BR-C (Map LB-5); Jawbone Rider seam, Deep Mine 43 Block C1A (Map JBR-7); Jawbone seam, Black Dog Block BD-E (Map JB-9) and Deep Mine 41, Block 41-G (Map JB-8) and Deep Mine 42, Block 42-E (Map JB-9) have all been classified as resource as they are isolated from the reserve Blocks. 4. Unfavorable economics at the PFS level, yet economics could become attractive in the future under different market conditions. 5. Exclusion from LOM planning by mining operator due to remaining resource blocks which are relatively small, isolated blocks and not currently attractive from an operational perspective. i. Jawbone Rider seam Deep Mine 43, Block D1 (Map JBR-7) and Jawbone seam, Black Dog Block BD-D (Map JB-9). 11.2.1 Initial Economic Assessment MM&A completed an initial economic assessment to determine the potential economic viability of resources exclusive of reserves. MM&A applied relevant technical factors to estimate potential saleable tons without the resource blocks, should the resources be extracted via deep, continuous mining methods. MM&A developed cash cost profiles for the resource blocks, including direct cash costs (labor, supplies, roof control, maintenance and repair, power, and other); washing, trucking, materials handling, general and administrative, and environmental costs; and indirect cash costs (royalties, production taxes, property tax, insurance). Costs were developed based off relevant cost drivers (per-ft, per-raw-ton, per-clean-ton). Additionally, MM&A estimated capital costs to access resources. Capital costs associated with mine developed were amortized across the resource’s potential saleable tonnages). Additional non-cash items (depreciation of equipment and depletion) and cash costs were compared to an assumed sale price of $115 per ton netback FOB loadout (approximately $164 per ton U.S. East Coast basis) for mid-volatile markets. This resource assumed sales value was developed as a premium to the market-based reserve sales value to properly estimate the sales related expenses should these resources be extracted during higher-than-average market

Alpha Metallurgical Resources, Inc. Statement of Coal Resources and Reserves for the Virginia Complex in Accordance with United States SEC Standards as of December 31, 2021 Central Appalachian Coal Basin Virginia, USA MARSHALL MILLER & ASSOCIATES, INC. 35 conditions. Pricing used for the primary product was selected by the QP and deemed reasonable based on a review of historical average pricing for the Virginia complex coal products over the past 5 years. Results of the analysis are shown below and demonstrate potential profitability on a fully loaded cost basis. Detailed summaries are shown in Appendix B. Table 11-3: Results of Initial Economic Assessment Mine/Resource Block Resource Block Direct Cash Transportation, Washing, Enviro, G&A Indirect Non- Cash Total Cost Fully Loaded P&L Ball Ridge Block BR-C Lower Banner $56.85 $23.22 $11.12 $7.45 $98.64 $16.36 Rush Branch Blocks RB-A,C,D Lower Banner $69.38 $24.01 $11.12 $8.11 $112.62 $2.38 Jawbone Rider Blocks C1A,D1,D2 Jawbone Rider $59.44 $31.88 $11.12 $8.68 $111.12 $3.88 Jawbone Blocks BD-D,BD-E,41-G, 42-E Jawbone $56.15 $17.40 $11.12 $16.12 $100.80 $14.20 Holly Creek Block HC-B1 Upper Banner $64.97 $31.39 $11.12 $6.00 $113.47 $1.53 Figure 11-5: Results of Initial Economic Assessment 11.3 Qualified Person’s Estimates Based on the work previously described and detailed modelling of those areas along with consideration of all modifying factors, a coal resource estimate, summarized in Table 11-4, was prepared as of December 31, 2021, for property controlled by Alpha. Alpha Metallurgical Resources, Inc. Statement of Coal Resources and Reserves for the Virginia Complex in Accordance with United States SEC Standards as of December 31, 2021 Central Appalachian Coal Basin Virginia, USA MARSHALL MILLER & ASSOCIATES, INC. 36 Table 11-4: Coal Resources Summary as of December 31, 2021 Coal Resource (Dry Tons, In Situ) Area Seam Measured Indicated Inferred Total Inclusive of Reserve 88Strip/3Frks Upper Banner-Tiller 12,880,000 2,154,000 0 15,034,000 Long Branch Upper Banner 2 - Lower Banner 2,791,000 924,000 0 3,715,000 Holly Creek Upper Banner (4650) 5,589,000 1,576,000 0 7,165,000 Bear Ridge Upper Banner (4650) 828,000 142,000 0 970,000 Ball Ridge (Deep Mine 46) Lower Banner (4900) 4,836,000 383,000 0 5,219,000 Long Branch (Deep Mine 45) Lower Banner (4900) 3,448,000 383,000 0 2,369,000 Toms Creek Lower Banner (4900) 0 0 0 0 Rush Branch Lower Banner (4900) 3,169,000 0 0 3,169,000 Deep Mine 43 Jawbone Rider (5950) 35,456,000 24,216,000 340,000 60,012,000 Black Dog Jawbone (6000) 16,128,000 1,948,000 0 18,076,000 Deep Mine 41 Jawbone (6000) 63,573,000 17,197,000 0 80,770,000 Deep Mine 42 Jawbone (6000) 47,710,000 12,003,000 0 59,713,000 Total Inclusive of Reserve 196,407,000 60,927,000 340,000 256,212,000 Exclusive of Reserve 88Strip/3Frks Upper Banner-Tiller 0 0 0 0 Long Branch Upper Banner 2 - Lower Banner 0 0 0 0 Holly Creek Upper Banner (4650) 5,000 579,000 0 585,000 Bear Ridge Upper Banner (4650) 0 0 0 0 Ball Ridge (Deep Mine 46) Lower Banner (4900) 1,003,000 32,000 0 1,035,000 Long Branch (Deep Mine 45) Lower Banner (4900) 0 0 0 0 Toms Creek Lower Banner (4900) 0 0 0 0 Rush Branch Lower Banner (4900) 3,884,000 210,000 0 4,093,000 Deep Mine 43 Jawbone Rider (5950) 10,653,000 8,216,000 409,000 19,279,000 Black Dog Jawbone (6000) 4,342,000 1,301,000 0 5,643,000 Deep Mine 41 Jawbone (6000) 1,772,000 34,000 0 1,806,000 Deep Mine 42 Jawbone (6000) 240,000 9,000 0 249,000 Total Exclusive of Reserve 21,899,000 10,382,000 409,000 32,690,000 Grand Total Inclusive of Reserve 196,407,000 60,927,000 340,000 256,212,000 Exclusive of Reserve 21,899,000 10,382,000 409,000 32,690,000 Grand Total 218,307,000 71,309,000 749,000 288,902,000 Note(1): Resource tons are inclusive of reserve tons since they include the in-situ tons from which recoverable coal reserves are derived. Note (2): Coal resources are reported on a dry basis. Surface moisture and inherent moisture are excluded. Totals may not add due to rounding. See Appendix A for detailed breakdown. 11.4 Qualified Person’s Opinion While there is some stratigraphically controlled seam-thickness variability due to seam splitting, sand channels, etc., MM&A geologists and engineers modeled the deposit and resource areas to reflect realistic mining scenarios, giving special consideration to seam thickness, floor and roof conditions, mining equipment, etc. This statistical study demonstrates that for each configuration of mineable seams, the classification system of measured (0 – ¼ mile), indicated (¼ to ¾ mile), and inferred (¾ to 3 miles) is reasonably adequate to predict seam thickness variation for modeling and mining purposes. Based on MM&A’s geostatistical analysis, it would be possible to extend the measured, indicated and inferred arcs slightly beyond historically accepted practices due to consistent geological settings. The QP’s have again elected not to extend arc distances, introducing a level of conservatism in measured and indicated coal classification.

Alpha Metallurgical Resources, Inc. Statement of Coal Resources and Reserves for the Virginia Complex in Accordance with United States SEC Standards as of December 31, 2021 Central Appalachian Coal Basin Virginia, USA MARSHALL MILLER & ASSOCIATES, INC. 37 Based on the data review, the attendant work done to verify the data integrity and the creation of an independent Geologic Model, MM&A believes this is a fair and accurate representation of the Virginia coal resources. 12 Mineral Reserve Estimates 12.1 Assumptions, Parameters and Methodology Coal Reserves are classified as proven or probable considering “modifying factors” including mining, metallurgical, economic, marketing, legal, environmental, social and governmental factors. > Proven Coal Reserves are the economically mineable part of a measured coal resource, adjusted for diluting materials and allowances for losses when the material is mined. It is based on appropriate assessment and studies in consideration of and adjusted for reasonably assumed modifying factors. These assessments demonstrate that extraction could be reasonably justified at the time of reporting. > Probable Coal Reserves are the economically mineable part of an indicated coal resource, and in some circumstances a measured coal resource, adjusted for diluting materials and allowances for losses when the material is mined. It is based on appropriate assessment and studies in consideration of and adjusted for reasonably assumed modifying factors. These assessments demonstrate that extraction could be reasonably justified at the time of reporting. Upon completion of delineation and calculation of coal resources, MM&A generated a LOM plan for Virginia. The footprint of each reserve area is shown on the maps in Appendix C. The Mine plan was generated based on 5-year budget mine plans provided by Alpha and supplemented with additional projections by MM&A to reflect LOM plans that honor property control limits, geologic mapping, or other factors determined during the evaluation. Carlson Mining software was used to generate the LOM plan for Virginia. The mine plan was sequenced based on productivity schedules provided by Alpha. MM&A judged the productivity estimates and plans to be reasonable based on experience and current industry practice. Raw, ROM production data outputs from LOM plan sequencing were processed into Microsoft® EXCEL spreadsheets and summarized on an annual basis for processing into the economic model. Average seam densities were estimated to determine raw coal tons produced from the LOM plan. Average mine recovery and wash recovery factors were applied to determine coal reserve tons. Coal reserve tons in this evaluation are reported at a 6.0-percent moisture for underground and 4.5% for surface reserves and represent the saleable product from the Property. Alpha Metallurgical Resources, Inc. Statement of Coal Resources and Reserves for the Virginia Complex in Accordance with United States SEC Standards as of December 31, 2021 Central Appalachian Coal Basin Virginia, USA MARSHALL MILLER & ASSOCIATES, INC. 38 Pricing data as provided by Alpha is described in Table 16-2. The pricing data assumes a flat-line long term realization of $144 per short ton port pricing, with an average $101 netback pricing reflective of the high- and mid -volatile product currently sold at Virginia. The coal resource mapping and estimation process, described in the report, was used as a basis for the coal reserve estimate. Proven and probable coal reserves were derived from the defined coal resource considering relevant processing, economic (including technical estimates of capital, revenue, and cost), marketing, legal, environmental, socio-economic, and regulatory factors and are presented on a moist, recoverable basis. As is customary in the US, the categories for proven and probable coal reserves are based on the distances from valid points of measurement as determined by the QP for the area under consideration. For this evaluation, measured resource, which may convert to a proven reserve, is based on a ¼-mile radius from a valid point of observation. Points of observation include exploration drill holes, and mine measurements which have been fully vetted and processed into a geologic model. The geologic model is based on seam depositional modeling, the interrelationship of overlying and underlying strata on seam mineability, seam thickness trends, the impact of seam structure, intra-seam characteristics, etc. Once the geologic model was completed, a statistical analysis, described in Section 11.1.1 was conducted and a ¼-mile radius from a valid point of observation was selected to define Measured Resources. Likewise, the distance between ¼ and ¾ of a mile radius was selected to define Indicated Resources. Indicated Resources may convert to Probable Reserves. Inferred Resources (greater than a ¾-mile radius from a valid point of observation) have been excluded from Reserve consideration. 12.2 Mineral Reserves Virginia Properties reserves were derived from multiple coal seams of Figure 7-1 located on the Property. Reserves are estimated for both surface and underground mining. Surface reserves were derived for two sites Long Branch, and 88-Strip/Three Forks. Each account for coal reserves from multiple seams. Underground reserves were derived from four seams. The underground accessed seams include the Upper Banner seam at Holly Creek and Bear Ridge; the Lower Banner seam at Ball Ridge, Long Branch, and Rush Branch; the Jawbone Rider seam in Deep Mine #43; and the Jawbone seam in Deep Mine 41, Mine 42 and Black Dog. Demonstrated reserve tons are listed in the discussion below. Table 12-1 shows the demonstrated tonnage by Proven and Probable status.

Alpha Metallurgical Resources, Inc. Statement of Coal Resources and Reserves for the Virginia Complex in Accordance with United States SEC Standards as of December 31, 2021 Central Appalachian Coal Basin Virginia, USA MARSHALL MILLER & ASSOCIATES, INC. 39 12.2.1 Surface Reserves The two surface mines of the Virginia Properties are both active mines with contour and highwall miner reserve. Estimated LOM average mine ratios (BCY/Ton) do not exceed 29 to 1 for the reserve estimates. Cross sections through drill holes with lithologic records and seam correlation tie lines have been prepared for each surface reserve and are available upon request. 12.2.1.1 Long Branch Surface Demonstrated reserve at Long Branch is comprised of 0.37 million surface mine tons and 0.92 million highwall miner tons from three seams. The active Long Branch mine includes permitted reserves to be extracted from the Upper Banner 2, Upper Banner and Lower Banner seams. Locally, previous surface mining exists in each of the three seams while previous deep mines exist in the Upper and Lower Banner. Planned mining methods are by contour strip and highwall miner mainly in new reserve blocks with little reserve in areas previously mined of the three seams. 12.2.1.2 88-Strip & Three Forks Surface Demonstrated reserve at 88-Strip and Three Forks is comprised of 4.01 million surface mine tons and 3.04 million highwall miner tons from multiple seams for permitted and non-permitted reserve. The two mines are proximate to one another with adjacent mine permits. The 88-Strip surface mine has a history of previous mining. Even though portions of the mine have been reclaimed, select previously mined areas are included in the reserve along with remaining reserve blocks. Reserves from 88-Strip are derived from seven seams that includes the Aily, Raven 2, Raven Upper split, Raven Lower split, Jawbone Rider, Jawbone, and Tiller. The Upper and Lower Raven splits merge into the Raven seam on the south end of the mine area (Map 88-8). Also, the Jawbone and Tiller seams are in proximity and known as the Thick Tiller west of the fault running through the Property (Map 88-11). These two seams were joined during deposition, contemporaneously with fault block movement. Elsewhere, the Jawbone and Tiller seams are separated by a sandstone unit named the Counsel sandstone. Most seams at 88-Strip are sufficiently thick to include highwall miner reserves. Some coals included in the surface-mineable reserves lack seam-specific coal quality data. The QPs responsible for the delineation of such surface-mineable coal reserves have opted to classify tons in areas lacking exploration drillhole quality as 100-percent probable as opposed to basing proven and probable classifications upon relative distance from drillholes. Resource classification as stated in the tables is directly derived from drillhole spacing. The QPs at MM&A have relied upon consistency in historical pit sampling as a justification for reserve delineation in such areas. Three Forks reserves are derived from the seams of 88-Strip plus the Upper Banner, Lower Banner, Big Fork and Kennedy seams which lie above the Aily seam. Alpha Metallurgical Resources, Inc. Statement of Coal Resources and Reserves for the Virginia Complex in Accordance with United States SEC Standards as of December 31, 2021 Central Appalachian Coal Basin Virginia, USA MARSHALL MILLER & ASSOCIATES, INC. 40 12.2.2 Underground Reserves Underground reserves of the Property are derived from several smaller above drainage deposits in the Upper and Lower Banner seams along with larger seam deposits of the deeper Jawbone Rider and Jawbone seams. Three of the underground mines are currently active, the Rush Branch mine in the Lower Banner seam, Bear Ridge mine in the Upper Banner seam and Deep Mine 41 in the Jawbone seam. Seam sections through drill holes with roof and floor lithologic records and correlated seam ties have been prepared for each underground reserve and are available upon request. 12.2.2.1 Deep Mine 37 - Holly Creek Upper Banner Holly Creek reserve includes 1.93 million Demonstrated tons, of which 94 percent are permitted. The delineated Holly Creek reserve is bound by a low coal zone to the west, two non-reserve areas with sandstone roof and floor and Deep Mine No. 37 to the northeast. The seam height of the reserve ranges between near 3.0 to over 6.0 feet thick. The mine has been operated and surface facilities remain. The mine is currently idle. 12.2.2.2 Bear Ridge Upper Banner Bear Ridge is an active mine with 0.19 million tons of permitted, demonstrated reserve remaining. The average seam thickness of the Upper Banner seam at Bear Ridge ranges between 2.5 and over 3 feet thick. Previous mining of the Upper Banner seam exists in the closed underground mines that adjoin the reserve and in the Long Branch surface mine. The Bear Ridge mine extent is limited by creek drainages to the south, low coal trends to the west and east, and existing underground mines to the north. The mine is currently idle, but surface facilities remain on site. 12.2.2.3 Deep Mine 46 - Ball Ridge Lower Banner The Ball Ridge reserve includes 1.28 million tons of demonstrated reserves from two pods of Lower Banner coal, Ball Ridge West (Block BR-A1/A2) and Ball Ridge East (Block BR-B1/B2). The coal pods are bounded to the north by stream drainages and low overburden cover but elsewhere by low coal trends. The seam pods are separated in the middle by a low cover zone above the head of Cabin Creek. Seam thickness of the reserve ranges between 2.5 and over 4.0 feet thick. The mine has not been faced up. 12.2.2.4 Deep Mine 45 - Long Branch Lower Banner The Long Branch reserve in the Lower Banner seam includes 0.71 million demonstrated tons and is proximate to the Long Branch Surface mine. The reserve is not permitted and has an approximate average seam thickness is 2.68 feet thick. Previous underground mining of the Lower Banner seam occurred in the Roaring Fork No. 2 Mine that sits immediately adjacent to the Long Branch reserve block. The mine has not been faced up.

Alpha Metallurgical Resources, Inc. Statement of Coal Resources and Reserves for the Virginia Complex in Accordance with United States SEC Standards as of December 31, 2021 Central Appalachian Coal Basin Virginia, USA MARSHALL MILLER & ASSOCIATES, INC. 41 12.2.2.5 Deep Mine 44 - Rush Branch Lower Banner Rush Branch is currently an active mine. The Rush Branch reserve includes 0.79 million demonstrated tons that are all permitted. Previous mining of the Lower Banner seam exists in several underground mines located south and north of the mine. Some thin coal zones divide the reserve blocks, which range in seam thickness between 2.5 and over 4.0 feet. The lateral extent of the reserve is bound by multiple stream drainages. The mine is active with two production sections operating. 12.2.2.6 Deep Mine 43 – Jawbone Rider The Jawbone Rider seam reserve of the proposed Deep Mine 43 includes an estimated 22.03 million demonstrated tons, or 30-percent of the Virginia properties total underground reserve. This below drainage reserve is not permitted and has no previous mining locally. Coal thickness of the Jawbone Rider reserve range from about 2.33 feet to over 5.0 feet, yet most of this demonstrated reserve has an average thickness between 2.5 and 3.5 feet. There are several mapped low coal pods excluded from the reserve where drill data records indicate the total coal is less than 2.25 feet thick. The mine has not been faced up. The Jawbone Rider reserve is bordered by two faults, the Jess Fault to the Northeast and the Russell Fork fault to the southwest and divided by the Little Paw Paw Fault in the reserve area. Two faults have a greater impact on the reserve. The Russell Fork Fault limits the lateral extent of the reserve in the southwest direction, while displacement of the Little Paw Paw Fault divides the reserve into separate west (id) and east (ID) blocks. The west block, in addition, is divided along the overlying Russell Fork River. Several adverse mineral tracts limit the reserve extent. The addition of select adverse blocks could expand the Jawbone Rider resource or reserve. Additional exploration is recommended to delineate coal thickness trends in several locations in the reserve block and in the proposed permit limits with further resource potential. 12.2.2.7 Deep Mine 41, Deep Mine 42, Black Dog – Jawbone The Jawbone seam reserve is laterally continuous and incorporates three adjacent reserve areas: Deep Mine 41, Deep Mine 42, and the Black Dog mine. This below drainage reserve includes 44.81 million demonstrated tons, or 63-percent of the Virginia Properties total underground reserve. Approximately 90 percent of the Jawbone reserve is permitted by the three mine permits. The mineable seam thickness fluctuates across the reserve. Seam heights range from 2.5 feet to over 7.0 feet thick, with an approximate average seam thickness of 4.5 feet. Several faults run through the reserve but appear to have limited impact with mining. Previous mining exists within the permitted boundaries and also east of the Black Dog mine. Deep Mine 41 is the largest mine in the Jawbone reserve with 22.46 million demonstrated tons. It also has a significant amount of previous mining. Deep mine 42 includes 17.16 million demonstrated reserve tons. It is currently accessed from Deep Mine 41. The Black Dog reserve includes 5.19 million demonstrated tons. It too has a significant amount of previous mining inside the permit boundary. Alpha Metallurgical Resources, Inc. Statement of Coal Resources and Reserves for the Virginia Complex in Accordance with United States SEC Standards as of December 31, 2021 Central Appalachian Coal Basin Virginia, USA MARSHALL MILLER & ASSOCIATES, INC. 42 Proximity to the overlying Jawbone Rider coal and the underlying Jawbone Leader coal have been identified on Maps JB-8 and JB-9. Locations where the Rider coal is less than 10 feet above and where the Leader coal is less than 5 feet below the Jawbone seam have been mapped for the report users benefit. Here less stable roof and floor mining conditions could exist in the reserve. The mine is currently operating seven (7) continuous miner sections. 12.3 Qualified Person’s Estimates The coal reserves, as shown in Table 12-1, are based on a technical evaluation of the geology and a preliminary feasibility study of the coal deposits. The extent to which the coal reserves may be affected by any known environmental, permitting, legal, title, socio-economic, marketing, political, or other relevant issues has been reviewed rigorously. Similarly, the extent to which the estimates of coal reserves may be materially affected by mining, metallurgical, infrastructure and other relevant factors has also been considered. The results of this TRS define an estimated 80.1 Mt of proven and probable marketable coal reserves. The maps included in Appendix C reflect mining depletion at the time resource/reserve calculation taken from Alpha mine maps at various points during calendar year 2021. Mine depletion tonnages were supplied by Alpha through the end of 2021, and MM&A deducted this historical production from the mapped reserves in order to estimate reserves as of December 31, 2021. Table 12-1: Coal Reserves Summary (Marketable Sales Basis) as of December 31, 2021 Demonstrated Coal Reserves Quality (Dry Basis) (Wet Tons, Washed or Direct Shipped) By Reliability Category By Control Type Seam/Area Proven Probable Total Owned Leased Ash% Sulfur% VM% Surface Mineable 88 Strip/Three Forks 179,000 3,836,000 4,015,000 0 4,015,000 7 0.9 29 88 Strip/Three Forks 637,000 2,398,000 3,035,000 0 3,035,000 6 0.9 29 Long Branch 220,000 151,000 370,000 0 370,000 5 0.8 32 Long Branch 718,000 202,000 920,000 0 920,000 5 0.8 31 Total Surface Mineable 1,754,000 6,587,000 8,341,000 0 8,341,000 6 0.8 31 Underground Upper Banner (4650) Holly Creek 1,444,000 482,000 1,926,000 0 1,926,000 5 0.8 35 Bear Ridge 165,000 24,000 189,000 0 189,000 5 0.7 33 Total 1,609,000 506,000 2,115,000 0 2,115,000 5 0.8 35 Lower Banner (4900) Ball Ridge (Deep Mine 46) 1,190,000 92,000 1,282,000 0 1,282,000 6 0.7 29 Long Branch (Deep Mine 45) 699,000 16,000 716,000 0 716,000 6 0.7 30 Rush Branch 789,000 0 789,000 0 789,000 6 0.8 30 Total 2,678,000 109,000 2,787,000 0 2,787,000 6 0.7 29 Jawbone Rider (5950) Deep Mine 43 12,926,000 9,102,000 22,028,000 0 22,028,000 3 0.8 24 Total 12,926,000 9,102,000 22,028,000 0 22,028,000 3 0.8 24 Jawbone (6000) Black Dog 4,503,000 676,000 5,178,000 0 5,178,000 9 0.6 28 Deep Mine 41 17,796,000 4,669,000 22,465,000 0 22,465,000 9 0.8 26 Deep Mine 42 13,776,000 3,387,000 17,163,000 0 17,163,000 8 0.7 26 Total 36,075,000 8,732,000 44,806,000 0 44,806,000 9 0.7 26

Alpha Metallurgical Resources, Inc. Statement of Coal Resources and Reserves for the Virginia Complex in Accordance with United States SEC Standards as of December 31, 2021 Central Appalachian Coal Basin Virginia, USA MARSHALL MILLER & ASSOCIATES, INC. 43 Demonstrated Coal Reserves Quality (Dry Basis) (Wet Tons, Washed or Direct Shipped) By Reliability Category By Control Type Seam/Area Proven Probable Total Owned Leased Ash% Sulfur% VM% Total UG Mineable 53,287,000 18,448,000 71,736,000 0 71,736,000 7 0.8 26 Grand Total Grand Total 55,041,000 25,035,000 80,077,000 0 80,077,000 7 0.8 26 Notes: Marketable reserve tons are reported on a moist basis, including a combination of surface and inherent moisture. Coal quality is based on a weighted average of laboratory data from core holes. The combination of surface and inherent moisture is modeled at 6.0-percent. Actual product moisture is dependent upon multiple geological factors, operational factors, and product contract specifications and can exceed 8-percent. As such, the modeled moisture values provide a level of conservatism for reserve reporting. Totals may not add due to rounding. See Appendix A for detailed breakdown. 12.4 Qualified Person’s Opinion The estimate of coal reserves was determined in accordance with the new SEC Guidelines which will become effective for the first fiscal year falling on or after January 1, 2021. The LOM mining plan for Virginia was prepared to the level of preliminary feasibility. Mine projections were prepared, and timing scheduled to match production with coal seam characteristics. Production timing was carried out from current locations to depletion of the coal reserve area. Coal reserve estimates could be materially affected by the risk factors described in Section 22.2. Based on the Preliminary Feasibility Study and the attendant Economic Review, MM&A believes this is a fair and accurate calculation of the Virginia coal reserves. 13 Mining Methods Eight underground mining areas along with two surface and highwall miner areas were modeled and tested economically. Once the Resources were calculated, mine plans were created to project operating each resource area to depletion, with crews and equipment scheduled to move to subsequent mining areas as depletion occurs. Underground mine operations are projected to be exhausted in 2064, while surface and highwall mining operations are projected to be completed in 2035 and 2036, respectively. Individual mine lives range from 3 to 40 years. 13.1 Geotech and Hydrology Mining plans for potential underground mines were developed by Alpha and MM&A. Pillar stability was tested by MM&A using the Analysis of Coal Pillar Stability (ACPS) program that was developed by the National Institute for Occupational Safety and Health (NIOSH). MM&A reviewed the results from the ACPS analysis and considered it in the development of the LOM plan. Hydrology has not been an issue of concern at Alpha’s Virginia operations. Based on numerous site visits to the underground operations of the Property by the QP’s, it has been determined that this is Alpha Metallurgical Resources, Inc. Statement of Coal Resources and Reserves for the Virginia Complex in Accordance with United States SEC Standards as of December 31, 2021 Central Appalachian Coal Basin Virginia, USA MARSHALL MILLER & ASSOCIATES, INC. 44 not a significant concern. Mining of future reserves is projected to occur in areas which exhibit similar hydrogeological characteristics as those formerly mined areas. 13.2 Production Rates Operations at the Virginia operations by Alpha and its predecessors have been on-going for many years. The mine plan and productivity expectations reflect historical performance and efforts have been made to adjust the plan to reflect future conditions. MM&A is confident that the mine plan is reasonably representative to provide an accurate estimation of coal reserves. Mine development and operation have not been optimized within the TRS. Carlson Mining software was used by MM&A to generate mine plans for the mineable coal seams. Mine plans were sequenced based on productivity schedules provided by Alpha, which were based on historically achieved productivity levels. All production forecasting ties assumed production rates to geological models as constructed by MM&A’s team of geologists and mining engineers. The mines feeding the McClure Preparation Plant consist of Deep Mine 41 (DM41), Deep Mine 44 (DM44) and Bear Ridge Contract Mine. There is a total of ten (10) operating continuous miner sections within these underground mines. In addition, the 88 Strip and Long Branch surface and highwall miner operations feed both the McClure and Tom’s Creek plants. As shown in Table 13-1, the areas planned for underground mines produce coal until 2064. Clean coal production varies directly with coal thickness and anticipated mining conditions. Table 13-1: Virginia Complex Underground Mine Production Schedule (x 1,000 Saleable Tons) Mine Name 2021 2022 2023 2024 2025 2026 2027 2028 DM 41-42-Black Dog (Jawbone) 958 1,921 1,782 1,766 1,703 1,693 1,692 1,696 Long Branch Deep (L. Banner) 0 0 0 185 293 238 0 0 DM44 (Lower Banner) 247 315 194 173 0.0 0 0 0 Holly Creek (Upper Banner) 0 147 244 217 216 203 203 209 DM43 (Jawbone Rider) 0 0 102 172 328 263 385 471 Ball Ridge DM46 (L. Banner) 0 0 113 290 219 274 296 90 Bear Ridge (Upper Banner) 51 73 77 6 0 0 0 0 Total 1,257 2,456 2,512 2,809 2,758 2,671 2,576 2,467 Mine Name 2029 2030 2031 2032 2033 2034 2035 2036 DM 41-42-Black Dog (Jawbone) 1,693 1,608 1,600 1,677 1,877 1,750 1,784 1,676 Long Branch Deep (L. Banner) 0 0 0 0 0 0 0 0 DM44 (Lower Banner) 0 0 0 0 0 0 0 0 Holly Creek (Upper Banner) 229 220 53 0 0 0 0 0 DM43 (Jawbone Rider) 471 481 473 465 410 485 493 508 Ball Ridge DM46 (L. Banner) 0 0 0 0 0 0 0 0 Bear Ridge (Upper Banner) 0 0 0 0 0 0 0 0 Total 2,393 2,309 2,127 2,142 2,287 2,235 2,277 2,184

Alpha Metallurgical Resources, Inc. Statement of Coal Resources and Reserves for the Virginia Complex in Accordance with United States SEC Standards as of December 31, 2021 Central Appalachian Coal Basin Virginia, USA MARSHALL MILLER & ASSOCIATES, INC. 45 Mine Name 2037 2038 2039 2040 2041 2042 2043 2044 DM 41-42-Black Dog (Jawbone) 1,572 1,599 1,565 1,471 1,406 1,370 1,437 1,545 Long Branch Deep (L. Banner) 0 0 0 0 0 0 0 0 DM44 (Lower Banner) 0 0 0 0 0 0 0 0 Holly Creek (Upper Banner) 0 0 0 0 0 0 0 0 DM43 (Jawbone Rider) 502 496 530 515 512 520 511 541 Ball Ridge DM46 (L. Banner) 0 0 0 0 0 0 0 0 Bear Ridge (Upper Banner) 0 0 0 0 0 0 0 0 Total 2,074 2,095 2,095 1,987 1,918 1,890 1,948 2,086 Mine Name 2045 2046 2047 2048 2049 2050 2051 2052 DM 41-42-Black Dog (Jawbone) 1,439 1,482 1,174 965 804 440 180 27 Long Branch Deep (L. Banner) 0 0 0 0 0 0 0 0 DM44 (Lower Banner) 0 0 0 0 0 0 0 0 Holly Creek (Upper Banner) 0 0 0 0 0 0 0 0 DM43 (Jawbone Rider) 516 515 641 698 715 804 797 782 Ball Ridge DM46 (L. Banner) 0 0 0 0 0 0 0 0 Bear Ridge (Upper Banner) 0 0 0 0 0 0 0 0 Total 1,955 1,998 1,815 1,662 1,519 1,244 977 809 Mine Name 2053 2054 2055 2056 2057 2058 2059 2060 DM 41-42-Black Dog (Jawbone) 0 0 0 0 0 0 0 0 Long Branch Deep (L. Banner) 0 0 0 0 0 0 0 0 DM44 (Lower Banner) 0 0 0 0 0 0 0 0 Holly Creek (Upper Banner) 0 0 0 0 0 0 0 0 DM43 (Jawbone Rider) 777 737 712 719 717 678 555 553 Ball Ridge DM46 (L. Banner) 0 0 0 0 0 0 0 0 Bear Ridge (Upper Banner) 0 0 0 0 0 0 0 0 Total 777 737 712 719 717 678 555 553 Mine Name 2061 2062 2063 2064 2065 2066 2067 2068 DM 41-42-Black Dog (Jawbone) 0 0 0 0 0 0 0 0 Long Branch Deep (L. Banner) 0 0 0 0 0 0 0 0 DM44 (Lower Banner) 0 0 0 0 0 0 0 0 Holly Creek (Upper Banner) 0 0 0 0 0 0 0 0 DM43 (Jawbone Rider) 494 384 386 231 0 0 0 0 Ball Ridge DM46 (L. Banner) 0 0 0 0 0 0 0 0 Bear Ridge (Upper Banner) 0 0 0 0 0 0 0 0 Total 494 384 386 231 0 0 0 0 As shown in Tables 13-2 and 13-3, the areas planned for surface and highwall mines produce coal until 2035 and 2036, respectively. Clean coal production varies directly with surface mining ratios along with availability of open highwall for the highwall miner units. Alpha Metallurgical Resources, Inc. Statement of Coal Resources and Reserves for the Virginia Complex in Accordance with United States SEC Standards as of December 31, 2021 Central Appalachian Coal Basin Virginia, USA MARSHALL MILLER & ASSOCIATES, INC. 46 Table 13-2: Virginia Complex Surface Mine Production Schedule (x 1,000 Saleable Tons) Mine Name 2021 2022 2023 2024 2025 2026 2027 2028 Long Branch 35 72 112 111 36 16 0 0 88 Strip 439 374 488 518 502 428 373 372 Total 473 446 601 628 538 443 373 372 Mine Name 2029 2030 2031 2032 2033 2034 2035 2036 Long Branch 0 0 0 0 0 50 9 0 88 Strip 187 187 187 187 114 0 0 0 Total 187 187 187 187 114 50 9 0 Table 13-3: Virginia Complex Highwall Mine Production Schedule (x 1,000 Saleable Tons) Mine Name 2021 2022 2023 2024 2025 2026 2027 2028 Long Branch HWM 56 127 112 151 121 24 0 0 88 Strip HWM 118 141 163 169 131 289 301 299 Total 174 269 275 320 251 313 301 299 Mine Name 2029 2030 2031 2032 2033 2034 2035 2036 Long Branch HWM 0 0 0 0 0 141 283 35 88 Strip HWM 301 301 301 302 299 96 0 0 Total 301 301 301 302 299 237 283 35 13.3 Mining Related Requirements 13.3.1 Underground A mine plan with sequenced mining projections was prepared for each logical mining unit. For each mine plan, the appropriate number of production units is selected for the resource area, and a productivity level assigned, expressed in feet of advance per unit-shift of production. The productivity is based on the equipment and personnel configuration, mining height and expected physical conditions. 13.4 Required Equipment and Personnel 13.4.1 Underground Mines 13.4.1.1 Deep Mine 41 (Maps #s JB-8, JB-9) Deep Mine 41 is a well-developed underground mine that supports seven (7) production units. The mine operates in the Jawbone Seam. The mine has been in production since 2010. Full steady state production was reached in 2016 at 1,500,000 clean tons per year and averaging 1,675,000 clean tons per year over the period from 2016 to 2020. The coal seam is accessed by a side-by-side decline slope. Personnel, supplies and equipment traverse the haul roadside of the slope to access the workings and the belt travels up the opposite side. The slope facility is located near the center of the coal property. Work areas have been developed to the

Alpha Metallurgical Resources, Inc. Statement of Coal Resources and Reserves for the Virginia Complex in Accordance with United States SEC Standards as of December 31, 2021 Central Appalachian Coal Basin Virginia, USA MARSHALL MILLER & ASSOCIATES, INC. 47 east and west of the slope bottom area. A split shaft is located at slope bottom. The shaft provides intake air, and the mine fan is mounted on the return side of the shaft in an exhausting arrangement. The depth of cover ranges from 400 feet to 1,200 feet. Production is scheduled for approximately 248 days each year, which represents production on Monday through Friday. On each day, production sections are scheduled to produce coal on two shifts. The sections are configured as super sections with two continuous miners operated independently on each section. Productivity is planned at the rate of 186 feet of advance per shift of operation. Principal production equipment per section includes two continuous miners, two roof bolters, four shuttle cars, and two scoops. Coal is extracted from the production face with the continuous miners and hauled to the mine conveyor in shuttle cars. At the conveyor belt, the coal is discharged from the shuttle cars onto a feeder breaker for transfer onto the conveyor. The conveyors carry the coal to the outside, where it is stockpiled. Coal is then transported via overland conveyor belt haulage to the McClure Preparation Plant where it is processed and loaded onto Norfolk Southern rail for transport to the consumer. The production units do perform secondary recovery where available with mobile roof support (MRS) units. The mine plan design includes leaving support pillars in selected areas to prevent subsidence damage to surface structures and features. Deep Mine 41 is operational at the time of this report; all necessary infrastructure and utilities are in place; all necessary permits have been obtained. Estimated Capital Expenditures for future ventilation facilities are included within the financial model. The estimated expenditures for site closure and reclamation have been calculated and are included within the financial model as well. As work areas are completed, the mine will see a reduction in production units starting with two units in 2047, two units in 2049, two units in 2050 and the final unit in 2052. 13.4.1.2 Deep Mine 44 Rush Branch (Map #LB-5) Deep Mine 44 is located approximately 3.5 miles south of the McClure Preparation Plant. It is currently operational with two (2) continuous mining sections producing coal in the Lower Banner seam on leased mineral property. Deep Mine 44 is a two (2) section mine with each working section operated as a super section (two sets of mining equipment operating simultaneously and sharing a common dumping point on the same section, with each set being ventilated by a separate split on intake air). Each super section operates two (2) Continuous Miners, two (2) Roof Bolters, four (4) Shuttle Cars and two (2) scoops. The production units do perform secondary recovery where available with MRS units. The mine plan design includes leaving support pillars in selected areas to prevent subsidence damage to surface structures and features. Alpha Metallurgical Resources, Inc. Statement of Coal Resources and Reserves for the Virginia Complex in Accordance with United States SEC Standards as of December 31, 2021 Central Appalachian Coal Basin Virginia, USA MARSHALL MILLER & ASSOCIATES, INC. 48 Similar to the Deep Mine 41 operation, coal is extracted from the production face with the continuous miners and hauled to the mine conveyor in shuttle cars. At the conveyor belt, the coal is discharged from the shuttle cars onto a feeder breaker for transfer onto the conveyor. The conveyors carry the coal to the outside, where it is stockpiled. Coal is then transported via highway truck haulage to the Toms Creek and McClure Preparation Plants where it is processed and loaded onto the CSX or Norfolk Southern rail system, respectively, for transport to the consumer. Deep Mine 44 is also operational at the time of this report with all necessary infrastructure and utilities in place. All necessary permits have been obtained. Estimated expenditures for site closure and reclamation are included in the financial model for this site. The Mine is scheduled to deplete its mining assignment in 2024. 13.4.1.3 Bear Ridge Contract Mine (Map #UB-1) Active at the time of this report, Capital Coal Corporation is operating the Bear Ridge Contract Mine (formerly operated by Four-O Mining). The facility is located on Rush Branch of Roaring Fork of the McClure River approximately 8.7 miles southeast of the McClure Preparation Plant. The mine produces from the Upper Banner Seam. Estimated depletion occurs just after the beginning of calendar year 2024. The mine produces metallurgical grade coal using one (1) active section with one (1) continuous miner, one (1) roof bolter, two (2) shuttle cars, one (1) belt feeder, and one (1) scoop per section. Coal is extracted from the production face with the continuous miners and hauled to the mine conveyor in shuttle cars. At the conveyor belt, the coal is discharged from the shuttle cars onto a feeder breaker for transfer onto the conveyor. The conveyors carry the coal to the outside, where it is stockpiled prior to being trucked to the Toms Creek and McClure Preparation Plants by highway trucks. The mine site is compact and does not have equipment to scalp rock prior to trucking to the preparation plant. All necessary permits have been obtained. Estimated expenditures for site closure and reclamation are included in the financial model for this site. 13.4.1.4 Deep Mine 37 Holly Creek (Map #UB-2) The Deep Mine 37 facility accesses the Upper Banner Seam approximately 5.2 miles north of the McClure Preparation Plant. The mine started production in 2009 and was idled in 2017. The mine has produced 3,000,000 clean tons during that period. A coal boundary remains available to the existing workings. The mine was developed around historical workings in the Upper Banner Seam which involved mining through areas of sandstone roof and partings. This may allow any rehabilitation to be minimal since the sandstone roof would tend to be more stable over time than a shale roof. The mine portals are located at a lower elevation than the support facilities. Facilities remaining on site include a shop building at the portals, the powerline, an overland belt to the screening building, a raw

Alpha Metallurgical Resources, Inc. Statement of Coal Resources and Reserves for the Virginia Complex in Accordance with United States SEC Standards as of December 31, 2021 Central Appalachian Coal Basin Virginia, USA MARSHALL MILLER & ASSOCIATES, INC. 49 coal stacker belt, a scalped material stacker belt, a coarse refuse area and some office trailers. The mine site remains available to access the coal seam. Reclamation permits remain active with renewal due in late 2021. Resumption of production activities occurs in 2022 and continues until calendar year 2031. 13.4.1.5 Deep Mine 43 (Map #JBR-7) Deep Mine 43 targets the Upper Jawbone Seam. Access would be gained by a haulage slope and ventilation shafts as the coal boundary is completely below drainage. The access is proposed at a location along Frying Pan Creek of Russell Fork, approximately 9.4 miles east of the McClure Preparation Plant. The coal boundary is bisected by a northwest to southeast trending fault system. The projected plan is to drive through the fault to access the eastern portion of the coal boundary. At the crossing, a ventilation/elevator shaft has been proposed for developing the eastern boundary. Deep Mine 43 work as a three (3) section mine and later in its assignment, a fourth production section will be added. Each working section will be operated as a super section (two sets of mining equipment operated simultaneously and sharing a common dumping point on the same section, with each set being ventilated by a separate split on intake air.) Each super section operates two (2) Continuous Miners, two (2) Roof Bolters, four (4) Shuttle Cars and two (2) scoops. The production units do perform secondary recovery where available with MRS units. The mine plan design includes leaving support pillars in selected area to prevent subsidence damage to surface structures and features. Coal will be extracted from the working face by the continuous miner, loaded into shuttle cars to be transported to the belt feeder on the section conveyor belt. Once on the conveyor belt, the product will be transported to the surface to a stockpile. Highway trucks would transport the product on public highways to the McClure Preparation Plant for a one-way distance of 19.9 miles. The mine product is expected to average 40 percent recovery due to in-seam rock as well as out of seam dilution occurring from excavating roof or floor rock to have adequate height to operate the underground machinery. Due to the size of this reserve the option to acquire additional property to construct a small preparation plant also remains but further study of this arraignment would be necessary. This model proposes to reduce the amount of rock being hauled to the preparation plant by screening the run of mine material to reduce the rock content. The installation of a screen system and a coarse refuse disposal site on controlled surface property would reduce the weight of the hauled material by approximately twelve percent (12%), which would be realized in a cost reduction in the truck haulage costs on a clean ton basis. A similar system was used at Deep Mine 37. Mining is projected to commence in 2023 and be completed in 2064. Alpha Metallurgical Resources, Inc. Statement of Coal Resources and Reserves for the Virginia Complex in Accordance with United States SEC Standards as of December 31, 2021 Central Appalachian Coal Basin Virginia, USA MARSHALL MILLER & ASSOCIATES, INC. 50 13.4.1.6 Deep Mine 45 Long Branch (Map #LB-6) This reserve area is located approximately 8.4 miles southeast of the McClure Preparation Plant and approximately 1.0 miles north of the Bear Ridge Contract Mine. The coal boundary is found in the Lower Banner Seam. An existing surface mine contour bench will be used to access the seam. Coal would be trucked to the Tom Creek and McClure Preparation Plants with highway trucks across a developed coal haul road to the county road system. This report includes a starting date of February 2024 with a completion date of November 2026. Deep Mine 45 will be developed as a one (1) section mine with the working section operated as a super section (two sets of mining equipment operating simultaneously and sharing a common dumping point on the same section, with each set being ventilated by a separate split on intake air). Each super section operates two (2) Continuous Miners, two (2) Roof Bolters, four (4) Shuttle Cars and two (2) scoops. The production units do perform secondary recovery where available with MRS units. The mine plan design includes leaving support pillars in selected areas to prevent subsidence damage to surface structures and features. Coal will be excavated from the working face by the continuous miner, loaded into shuttle cars to be transported the belt feeder on the section conveyor belt. Once on the conveyor belt, the product will be transported to the surface to a stockpile. Highway trucks would transport the product on public highways for a one-way distance of 13.5 miles. Electrical power can be sourced from the Bear Ridge Contract Mine utility tap approximately 0.5 miles from the proposed site. 13.4.1.7 Deep Mine 46 Ball Ridge (Map #LB-4) This reserve area is located approximately 4.9 miles southeast of the McClure Preparation Plant. The coal seam is the Lower Banner Seam. Deep Mine 46 will be developed as a one (1) section mine with each working section operated as a super section (two sets of mining equipment operating simultaneously and sharing a common dumping point on the same section, with each set being ventilated by a separate split on intake air). Each super section operates two (2) Continuous Miners, two (2) Roof Bolters, four (4) Shuttle Cars and two (2) scoops. The production units do perform secondary recovery where available with MRS units. The mine plan design includes leaving support pillars in selected areas to prevent subsidence damage to surface structures and features. Coal will be excavated from the working face by the continuous miner, loaded into shuttle cars to be transported to the belt feeder on the section conveyor belt. Once on the conveyor belt, the product will be transported to the surface to a stockpile. Highway trucks would transport the product on public highways for a one-way distance of 8.1 miles to the McClure Preparation Plant.

Alpha Metallurgical Resources, Inc. Statement of Coal Resources and Reserves for the Virginia Complex in Accordance with United States SEC Standards as of December 31, 2021 Central Appalachian Coal Basin Virginia, USA MARSHALL MILLER & ASSOCIATES, INC. 51 The site will be constructed along the Lower Banner Seam outcrop. The surface facilities would be positioned along existing roads as a contour cut along the coal seam with a stockpile area located below the mine bench. A new power substation would be required. A local utility power line is near the site. The power tap can be utilized in the future for the expansion of the southeast portion of Deep Mine 41. Mining is projected to commence in 2023 and be completed in 2028. 13.4.2 Surface Mines 13.4.2.1 Long Branch (Map #s LBR-1 through LBR-3) Figure 13-1: Long Branch Surface Mine Aerial View Alpha Metallurgical Resources, Inc. Statement of Coal Resources and Reserves for the Virginia Complex in Accordance with United States SEC Standards as of December 31, 2021 Central Appalachian Coal Basin Virginia, USA MARSHALL MILLER & ASSOCIATES, INC. 52 The Long Branch reserve area consists of contour and highwall mining of three seams: the Upper Banner 2, Upper Banner, and the Lower Banner seams. Deep mining has taken place in the Upper and Lower Banner seams. Pre-law surface contouring and augering depletion exists on three seams with no evidence of highwall reclamation. The Upper Banner and Lower Banner benches north of Lick Creek are expected to contain large amounts of mined spoil that will require remining to fully expose the seams for highwall mining. Proposed contouring is limited to areas that have highwall mining potential. Due to steep terrain, restricted spoil placement areas, and existing gas well locations, second-cut contouring is limited to areas where existing contour width is insufficient to accommodate a highwall miner. If practical, second-cut contouring will be attempted in areas of previous augering to provide solid coal for highwall mining. Unfortunately, a portion of the augering will likely remain requiring the additional steps of stowing the auger holes and/or widening highwall mining web widths effectively reducing overall highwall miner recovery. The Long Branch reserve does not offer a great deal of flexibility in development due the large concentration of gas wells and lines that require close coordination with the gas company for their shut- in/plugging and line movement. Additionally, there is no permitted off-bench areas for final or temporary spoil placement. Alpha presently dedicates one Caterpillar Inc. (CAT) 993 loader/785 truck spread for excavation. Track dozers are available on the job but are not expected to contribute to production and will be used primarily for reclamation. Continual highwall mining activity will be unlikely due to periods of insufficient highwall exposure. As a result, the operation benefits from multi-skilled operators capable of operating different machinery. Due to increased highwall mining needs at 88 Strip the highwall miner at Long Branch will be moved to 88 Strip in year 2026 where it will be better utilized. The Long Branch and 88 Strip highwall miners will return to Long Branch in 2034 to mine the remaining reserves which will be exhausted in 2036. Surface mining activity will cease during the highwall miner’s absence.

Alpha Metallurgical Resources, Inc. Statement of Coal Resources and Reserves for the Virginia Complex in Accordance with United States SEC Standards as of December 31, 2021 Central Appalachian Coal Basin Virginia, USA MARSHALL MILLER & ASSOCIATES, INC. 53 13.4.2.2 88 Strip/Three Forks (Map #s 88-1 through 88-11) Figure 13-2: 88-Strip/Three Forks Surface Mine Aerial View The 88 Strip / Three Forks mine complex is an area that has been mined for more than 50 years. Initially deep and surface mining targeted the Raven, Jawbone, and Tiller seams. In the western portion of the mining complex the Jawbone and Tiller effectively come close together to allow them to be deep mined as one seam known locally as the “Thick Tiller”. Surface mining activity wanned in the 1990s and most of the disturbed areas were reclaimed. Surface mining resumed approximately 10 years later with the recognition that the Jawbone-Tiller seams had more contour, auger and highwall mining potential. Alpha Metallurgical Resources, Inc. Statement of Coal Resources and Reserves for the Virginia Complex in Accordance with United States SEC Standards as of December 31, 2021 Central Appalachian Coal Basin Virginia, USA MARSHALL MILLER & ASSOCIATES, INC. 54 Alpha continues to develop the Jawbone-Tiller seams, concentrating on surface mining previously deep mined areas where pillars were not removed. This effort often involves remining reclaimed spoil placed on upper Raven benches. Strip ratios for the “Thick Tiller” pits can exceed 30:1, but engineered pit/panel alignment, allocation of dozers pushing upper seam spoil into void space of the previously excavated panel and limiting loader/truck contribution to the lower seams significantly reduces the cost per yard. Blast casting of the upper burden also offers limited quick and cheap burden removal. Placement of spoil in adjacent panels requires rehandle of the spoil along the spoil-side high wall to assure safe removal of the targeted Jawbone-Tiller pillars. Alpha has supplemented mining with contour and highwall mining of additional seams: Jawbone Rider, Raven, and Ailey seams. The 88 Strip mine will slowly transition out of large Thick Tiller coal production due to exhaustion of mineable pillar boundaries. Production will continue east in the previously stated seams and new seams that are primarily on the 3 Forks area of future expansion. The additional seams in the Three Forks area include the Upper Banner, Lower Banner, Big Fork, Kennedy Rider, and Kennedy, all of which are above the Ailey seam in the stratigraphic column. Most of the seams show no evidence of previous mining activity. Proposed contouring is limited to areas that have highwall mining potential. Additional areas that bridge contouring were added in selected areas. 88 Strip presently utilizes 3 – CAT 993 loader/785 truck spreads and 3 - D11 track dozers for overburden production. Historically, greater than 16 million cubic yards (CY) were mined on a yearly basis due to heavy contribution of dozers, but due to increased emphasis on new seam contouring yearly overburden volumes are expected to be between 14 and 15 million CY. Creation of highwalls will primarily involve truck haulage and not dozer pushing. Track dozers production is expected to be limited to Thick Tiller pits. With a few exceptions contouring and highwall mining will be initiated in lower seams in areas of multi- seam planned activity to aid in reclamation. Highwall mining will target coals greater than 18 inches and average 630 ft penetration depth. By 2026 the wall separation length between contouring and highwall miner activity will increase to the point that a CAT 993/785 spread can be parked. At the same time the Long Branch highwall miner will be moved to 88 Strip/Three Forks complex to assist in highwall mining the balance of the reserve. Contouring and highwall mining activity will cease in 2034.

Alpha Metallurgical Resources, Inc. Statement of Coal Resources and Reserves for the Virginia Complex in Accordance with United States SEC Standards as of December 31, 2021 Central Appalachian Coal Basin Virginia, USA MARSHALL MILLER & ASSOCIATES, INC. 55 14 Processing and Recovery Methods 14.1 Description or Flowsheet The Alpha Virginia Operations currently includes the McClure River Preparation Plant and Tom’s Creek Preparation Plant in addition to the mines. The plant sites include raw coal storage, clean coal storage, a railroad loadout, and refuse disposal area. Both plants have a feed rate capacity of 1,100 raw tons per hour each. The McClure River Plant was built by Roberts and Shaefer in 1979 and received an upgrade in 2019. The plant produces a product with a typical ash content of 8.31% and typical sulfur content of0.75%%. Plant equipment includes a heavy media vessel for primary separation, low density cyclone for intermediate separation, froth flotation and spirals in the fine coal circuit. Centrifugal dryers are utilized, and a thermal dryer can be seen in the aerial imagery obtained from Google Earth. During the 2021 reporting year the McClure Plant had an average utilization of 61.42% Coarse and fine refuse are disposed in an adjacent combined refuse area utilizing currently installed vacuum disk filters that could be augmented with new plate and frame filter presses when installation in completed. Historically slurry was injected into the adjacent McClure No. 1 Mine with an opportunity to resume this process in a limited capacity moving forward. Due to the topography of the region and limited competition for land resources a new slurry impoundment could be constructed on adjacent property following the acquisition and permitting process for additional long term refuse capacity. An aerial image of the McClure River Plant and refuse area is shown in Figure 14-1. Alpha Metallurgical Resources, Inc. Statement of Coal Resources and Reserves for the Virginia Complex in Accordance with United States SEC Standards as of December 31, 2021 Central Appalachian Coal Basin Virginia, USA MARSHALL MILLER & ASSOCIATES, INC. 56 Figure 14-1: McClure River Preparation Plant and Refuse Area The Tom’s Creek Plant was built by The Daniels Company in 1980 and received an upgrade by Sedgman Pty Ltd in 2004. The plant produces a product with a typical ash content of 8.95% with s typical sulfur content of 0.80% at a utilization rate of 38.59% in 2021. Plant equipment includes a heavy media vessel for primary separation, low density and heavy media cyclones for intermediate separation, froth flotation, spirals and columns for the fine coal circuit. The plant utilizes centrifugal dryers. Coarse refuse is belted to the top of the adjacent impoundment and also includes a slurry pond. An aerial image of the Tom’s Creek Plant and slurry impoundment is shown in Figure 14-2.

Alpha Metallurgical Resources, Inc. Statement of Coal Resources and Reserves for the Virginia Complex in Accordance with United States SEC Standards as of December 31, 2021 Central Appalachian Coal Basin Virginia, USA MARSHALL MILLER & ASSOCIATES, INC. 57 Figure 14-2: Tom's Creek Preparation Plant and Slurry Impoundment Processes and equipment are typical of those used in the coal industry and are in use in nearly all plants in the Central Appalachian Basin. 14.2 Requirements for Energy, Water, Material and Personnel Personnel have historically been sourced from the surrounding communities in Dickenson, Wise and Russell Counties, and have proven to be adequate in numbers to conduct mining operations. As mining is common in the surrounding areas, the workforce is generally familiar with mining practices, and many are experienced miners. Alpha Metallurgical Resources, Inc. Statement of Coal Resources and Reserves for the Virginia Complex in Accordance with United States SEC Standards as of December 31, 2021 Central Appalachian Coal Basin Virginia, USA MARSHALL MILLER & ASSOCIATES, INC. 58 Water is sourced locally from public water sources or rivers, and electricity is sourced from Appalachian Electric Power (AEP). The service industry in the areas surrounding the mine complex has historically provided supplies, equipment repairs and fabrication, etc. 15 Infrastructure Alpha’s Virginia preparation plants service the area with washed coal, which is transported via the CSX & NS rail lines at the plant’s loadouts. Haul roads, primary roads, and conveyor belt systems account for transport from the various mine sites to the preparation plant. This practice will continue for future reserves. As an active operation, the necessary support infrastructure for Virginia is in place. As new areas are developed, the infrastructure requirements will change. These changes have been considered in the LOM plans and financial model. The underground mining resource areas which are located above drainage will require an access road and mine access development along the outcrop. Typical mine facilities include a mine office, a change house, supply facilities, mine fan and a stacker conveyor if truck haulage is required. One major advantage for the operations is that the majority of the raw coal originates from Deep Mine 41 and is transported directly to the preparation plant by conveyors which eliminates truck haulage. Photographs of the existing facilities are shown in Figures 15-1 and 15-2.

Alpha Metallurgical Resources, Inc. Statement of Coal Resources and Reserves for the Virginia Complex in Accordance with United States SEC Standards as of December 31, 2021 Central Appalachian Coal Basin Virginia, USA MARSHALL MILLER & ASSOCIATES, INC. 59 Figure 15-1: McClure River Preparation Plant & Surface Facilities Alpha Metallurgical Resources, Inc. Statement of Coal Resources and Reserves for the Virginia Complex in Accordance with United States SEC Standards as of December 31, 2021 Central Appalachian Coal Basin Virginia, USA MARSHALL MILLER & ASSOCIATES, INC. 60 Figure 15-2: Tom’s Creek Preparation Plant & Surface Facilities

Alpha Metallurgical Resources, Inc. Statement of Coal Resources and Reserves for the Virginia Complex in Accordance with United States SEC Standards as of December 31, 2021 Central Appalachian Coal Basin Virginia, USA MARSHALL MILLER & ASSOCIATES, INC. 61 16 Market Studies 16.1 Market Description The quality characteristics for the subject coal resources and coal reserves have been reviewed in detail by MM&A. The drill hole data were utilized to develop average coal quality characteristics for the mining site. These average coal quality characteristics were then utilized as the basis for determining the various markets into which the saleable coal will likely be placed. Quality Specifications for the Virginia products as produced in 2021 are as shown in Table 16-1. Table 16-1: 2021 Produced Quality MV HVA Ash (%) 8.22 7.32 Sulfur (%) 0.81 0.78 Volatile Matter (%) 25.34 30.47 The mine production serves the both the mid- and high-volatile metallurgical market. 16.2 Price Forecasts Company-wide pricing data as provided by Alpha is described in Table 16-2. Note that not all products reflected in Table 16-2 will apply to every business unit. The pricing data assumes a flat-line long term realization of $144 per short ton port pricing, with an average $101 netback pricing reflective of the high- and mid -volatile product currently sold at Virginia. These estimates are based on long term pricing published by third party sources and adjusted for quality and transportation. The netback pricing represents adjustments made to published benchmark pricing based on quality and transportation. A large majority of the coal sold by Alpha and their Virginia business group is shipped internationally as part of blended products from other business units within Alpha or sourced from other companies. These netback adjustments reflect these additional costs carried after the products leave the Virginia business unit. Table 16-2: Price Forecasts Coal quality Market Pricing Per Ton (1) (2) High-Vol. A $138 High- Vol. B $117 Mid-Vol. $144 Low-Vol. $144 Thermal $76 (1) - Market pricing shown on U.S. East Coast basis. (2) - Metallurgical and thermal pricing based on 10-year and 3-year average, respectively of forecasted pricing from pricing services. Alpha Metallurgical Resources, Inc. Statement of Coal Resources and Reserves for the Virginia Complex in Accordance with United States SEC Standards as of December 31, 2021 Central Appalachian Coal Basin Virginia, USA MARSHALL MILLER & ASSOCIATES, INC. 62 16.3 Contract Requirements Some contracts are necessary for successful marketing of the coal. For Virginia, since all mining, preparation and marketing is done in-house, the remaining contracts required are: > Transportation – Alpha contracts with the Norfolk Southern Railroad and CSX to transport coal to market > Sales – Sales contracts are a mix of spot and contract sales. With the volatility of the market, long- term contracts are not typically written. 17 Environmental Studies, Permitting and Plans, Negotiations or Agreements with Local Individuals 17.1 Results of Studies MM&A completed an environmental review in 2011 for the Massey properties acquired by Alpha, including those operations that were active at Virginia at that time. The environmental review completed by MM&A included site inspections, reviews of historical records, database searches of State and Federal regulatory records and interviews to identify potential recognized environmental conditions (RECs) that may create environmental liability for the sites. While MM&A identified RECs during both studies, MM&A’s opinion was that those issues would not preclude the continued or future use of the properties as a coal mining/preparation venture. Based on this former ESA completed by MM&A, it is MM&A’s opinion that Virginia has a generally typical coal industry record of compliance with applicable mining, water quality, and environmental laws. Estimated costs for mine closure, including water quality monitoring during site reclamation, are included in the financial models. 17.2 Requirements and Plans for Waste Disposal Coarse and fine refuse are presently placed in an adjacent combined refuse area utilizing existing vacuum disk filters that could be augmented with plate and frame filter presses when installation in completed. Initially, combined refuse was placed in the existing fills. The McClure plant has been injecting slurry into the adjacent McClure No. 1 Mine for approximately the past 14 years. There is an opportunity to resume injection in a limited capacity moving forward, and the permitting of two new injection sites is underway. Due to the topography of the region and limited land resources, a new coarse refuse/slurry impoundment could be constructed on adjacent property following the acquisition and permitting process for additional long term refuse capacity.

Alpha Metallurgical Resources, Inc. Statement of Coal Resources and Reserves for the Virginia Complex in Accordance with United States SEC Standards as of December 31, 2021 Central Appalachian Coal Basin Virginia, USA MARSHALL MILLER & ASSOCIATES, INC. 63 Based on a study completed by Schnabel Engineering, Inc. (Schnabel) in February 2021 using January 2021 updated mapping, McClure River Refuse area has disposal capacity for combined refuse through February 2029 at present production rates. The proposed new coarse disposal/impoundment site has a projected capacity of approximately 20 years. As with most operations in the region, continuing to secure additional coarse and fines capacity will be critical to execute the business plan as outlined in this TRS, a process Alpha has historically shown success in navigating. The table below outlines the current estimated capacities and permits of Virginia’s fine and coarse impoundments. Table 17-1: Virginia Refuse Disposal Summary Refuse Facility State SMCRA Permit Number MSHA ID Refuse Disposal Type Classified as a Dam Permit Status Current Planned Maximum Coarse Life (Approved + Planned) Current Planned Maximum Fines Life (Approved + Planned) Est. Coarse/ Combined Refuse Life (Yrs.) Est. Fine Refuse Life (Yrs.) McClure River Refuse Area (Virginia) 1402177 1211-VA5- 0124-01 Coarse Refuse No Active 13.1 5.6 9.7 4.6 Sallies Branch Slurry Impoundment (Virginia) 1302182 1211-VA5- 0133-01A Slurry Impoundment - Downstream and Upstream Yes Active 21.8 21.8 21.8 21.8 17.3 Permit Requirements and Status All mining operations are subject to federal and state laws and must obtain permits to operate mines, coal preparation plants and related facilities, haul roads, and other incidental surface disturbances necessary for mining to occur. Permits generally require that the permittee post a performance bond in an amount established by the regulatory program to provide assurance that any disturbance or liability created during mining operations is properly restored to an approved post-mining land use and that all regulations and requirements of the permits are fully satisfied before the bond is returned to the permittee. Significant penalties exist for any permittee who fails to meet the obligations of the permits including cessation of mining operations, which can lead to potential forfeiture of the bond. Any company, and its directors, owners and officers, which are subject to bond forfeiture can be denied future permits under the program.1 New permits or permit revisions will occasionally be necessary to facilitate the expansion or addition of new mining areas on the Property, such as amendments to existing permits and new permits for mining of reserve areas. Exploration permits also are required. Property under lease includes provisions for exploration among the terms of the lease. New or modified mining permits are subject to a public advertisement process and comment period, and the public is provided an opportunity to raise objections to any proposed mining operation. MM&A is not aware of any specific prohibition of mining on the subject property and given sufficient time and planning, Alpha should be able to secure new permits to maintain its planned mining operations within the context of current regulations. 1 Monitored under the Applicant Violator System (AVS) by the Federal Office of Surface Mining. Alpha Metallurgical Resources, Inc. Statement of Coal Resources and Reserves for the Virginia Complex in Accordance with United States SEC Standards as of December 31, 2021 Central Appalachian Coal Basin Virginia, USA MARSHALL MILLER & ASSOCIATES, INC. 64 Necessary permits are in place to support current production on the Property, but future permits are required to maintain and expand production. Portions of the Property are located near local communities. Regulations prohibit mining activities within 300 feet of a residential dwelling, school, church, or similar structure unless written consent is first obtained from the owner of the structure. Where required, Alpha reports that such consents have been obtained where mining is proposed beyond the regulatory limits. Alpha has obtained all mining and discharge permits to operate its mines and processing, loadout or related facilities. MM&A is unaware of any obvious or current Alpha permitting issues that are expected to prevent the issuance of future permits. Virginia, along with all coal producers, is subject to a level of uncertainty regarding future clean water permits due to United States Environmental Protection Agency (EPA) involvement with state programs. The Mining permits currently held by Alpha Virginia are shown in Table 17-2.

Alpha Metallurgical Resources, Inc. Statement of Coal Resources and Reserves for the Virginia Complex in Accordance with United States SEC Standards as of December 31, 2021 Central Appalachian Coal Basin Virginia, USA MARSHALL MILLER & ASSOCIATES, INC. 65 Table 17-2: Virginia Mining Permits Permit Operation Name Company Current Status Issue Bond Method MSHA ID Current Permit Acreage Expiration Date NPDES 1102158 88 Strip Paramont Contura, LLC Active 10/26/2016 Pool 44-07163 2,502.15 2/10/2021 (in review) VA0082158, VAG400983 1102161 Black Bear SM 1 Paramont Contura, LLC Completion Report 11/17/2016 Pool 44-07100 723.54 7/9/2022 VA0082161 1102167 Kiwanis Surface Mine Paramont Contura, LLC Active 11/22/2016 Pool 44-06886 Pending 328.57 7/29/2023 VA0082167 1102180 Three Forks Surface Mine Paramont Contura, LLC Active 12/19/2016 Pool 44-07163 1,705.03 5/29/2024 VA0082180 1102181 Cabin Ridge Paramont Contura, LLC Completion Report 12/19/2016 Pool 44-07322 417.06 12/17/2023 VA0082181 1102186 Long Branch Auger Mine Paramont Contura, LLC Active 12/20/2016 Pool 44-07381 1,504.80 5/9/2023 VA0082186 1102188 Hawks Nest Surface Paramont Contura, LLC Completion Report 12/20/2016 Pool 44-06949 31.67 3/23/2024 VA0082188 1102197 Bold Camp Surface Mine Paramont Contura, LLC Active 2/7/2017 Pool 44-07274 367.70 4/26/2026 VA0082197 1102212 Red Onion Surface Paramont Contura, LLC Completion Report 3/22/2017 Pool 44-07190 74.58 11/30/2024 VA0082212 1102218 Trace Fork 3 Surface Paramont Contura, LLC Completion Report 4/6/2017 Pool 44-07092 122.93 8/10/2024 VA0082218 1102233 Butcher Knife Surface Paramont Contura, LLC Completion Report 6/14/2017 Pool 44-07257 139.72 1/26/2022 VA0082233 1102243 Doe Branch Strip Paramont Contura, LLC Active 10/11/2017 Pool Pending 1,085.64 9/14/2020 (in review) VA0082243 1202159 Deep Mine #37 Paramont Contura, LLC Active 11/2/2016 Cost 44-07231 65.48 7/23/2023 VA0082159 1202160 Deep Mine #44 Paramont Contura, LLC Active 11/3/2016 Cost 44-07308 26.96 3/18/2023 VA0082160, VA0092878 1202171 Deep Mine #41 Paramont Contura, LLC Active 12/13/2016 Cost 44-07223 35.23 5/2/2023 VA0082171, VA0092576 1202172 Brushy Ridge DM (35) Paramont Contura, LLC Completion Report 12/13/2016 Cost 44-07123 21.24 3/30/2024 VA0082172 1202173 Powers Branch Deep Mine Paramont Contura, LLC Active 12/14/2016 Cost Pending 48.62 1/19/2025 VA0082173 1202174 Deep Mine 25 Paramont Contura, LLC Completion Report 12/14/2016 Cost 44-07129 44.60 11/30/2024 VA0082174 1202176 Laurel Mountain Dickenson-Russell Contura, LLC Completion Report 12/15/2016 Cost 44-06444 34.63 6/3/2023 VA0082176 1202179 Roaring Fork #3 & #4 DM Dickenson-Russell Contura, LLC Completion Report 12/19/2016 Cost 44-04937 100.21 9/13/2023 VA0082179 1202187 Deep Mine 26 Paramont Contura, LLC Completion Report 12/20/2016 Cost 44-06929 35.97 12/3/2023 VA0082187 1202189 Toms Creek North Deep Mine Paramont Contura, LLC Completion Report 1/3/2017 Cost 8.50 10/14/2021 VA0082189 1202191 Bear Ridge Deep Mine Paramont Contura, LLC Active 1/18/2017 Cost 7.98 12/17/2022 VA0082191 1202193 Stonecoal/ Dorton Aily DM (9) Paramont Contura, LLC Completion Report 1/19/2017 Cost 44-07193 19.69 9/6/2021 (in review) VA0082193 1202196 Spruce Pine DM (Jawbone) Paramont Contura, LLC Completion Report 1/31/2017 Cost 44-07159 49.22 10/27/2025 VA0082196 1202198 Deep Mine 42 Paramont Contura, LLC Active 2/7/2017 Cost Pending 27.23 6/29/2021 (in review) VA0082198 1202217 Cherokee Dickenson-Russell Contura, LLC Completion Report 4/6/2017 Cost 44-00269 14.28 9/8/2023 VA0082217 1202247 Toms Creek South Paramont Contura, LLC Active 10/23/2017 Cost 23.10 10/23/2022 VA0082247 1202282 Long Branch Lower Banner Deep Mine Paramont Contura, LLC Active Cost 24.20 11/28/2023 VA0082282 1302166 Greenbrier Dock Dickenson-Russell Contura, LLC Completion Report 11/22/2016 Cost 44-03328 3.36 6/18/2021 (in review) VA0082166 1302182 Toms Creek Prep Plant Paramont Contura, LLC Active 12/19/2016 Pool 44-05270 501.67 12/20/2023 VA0082182, VAG400197 1302195 Moss #2 Prep Plant Dickenson-Russell Contura, LLC Active 1/26/2017 Cost 44-06007 127.24 12/23/2023 VA0082195 1402177 McClure Prep Plant Dickenson-Russell Contura, LLC Active 12/15/2016 Cost 44-04251 472.16 12/21/2023 VA0067032, VA0082177 1602175 Hughes Branch U.B. DM Paramont Contura, LLC Completion Report 12/14/2016 Pool 44-06268 16.25 11/25/2022 VA0082175 1802185 Nora Access Road Paramont Contura, LLC Active 12/20/2016 Cost 7.66 7/12/2023 VA0082185 Alpha Metallurgical Resources, Inc. Statement of Coal Resources and Reserves for the Virginia Complex in Accordance with United States SEC Standards as of December 31, 2021 Central Appalachian Coal Basin Virginia, USA MARSHALL MILLER & ASSOCIATES, INC. 66 17.4 Local Plans, Negotiations or Agreements MM&A found no indication of agreements beyond the scope of Federal or State Regulations. 17.5 Mine Closure Plans Applicable regulations require that mines be properly closed, and reclamation commenced immediately upon abandonment. In general, site reclamation includes removal of structures, backfilling, regrading, and revegetation of disturbed areas. For surface mines, the majority of the expense for backfilling and regrading is completed as part of ongoing mining operations, with only reclamation of final pits and HWM benches required at end-of-mine life. Sediment control is required during the establishment of vegetation, and bond release generally requires a minimum five-year period of site maintenance, water sampling, and sediment control following mine completion. This requirement is reduced to two years for certain operations involving re-mining. Reclamation of underground mines includes closure and sealing of mine openings such as portals and shafts in addition to the items listed above. Estimated costs for mine closure, including water quality monitoring during site reclamation, are included in the financial models. As with all mining companies, an accretion calculation is performed annually so the necessary Asset Retirement Obligations (ARO) can be shown as a Liability on the Balance Sheet. 17.6 Qualified Person’s Opinion The Virginia complex is an operating facility; all necessary permits for current production have been obtained. MM&A knows of no reason that any permits revisions that may be required cannot be obtained. Based on the Schnabel study discussed in Section 17.2, McClure has disposal capacity for combined refuse through February 2029 at present production rates. The proposed new coarse disposal/impoundment site has a projected capacity of approximately 20 years. Estimated expenditures for site closure and reclamation are included in the financial model for this site. 18 Capital and Operating Costs 18.1 Capital Cost Estimate The production sequence selected for a property must consider the proximity of each reserve area to coal preparation plants, river docks and/or railroad loading points, along with suitability of production equipment to coal seam conditions. The in-place infrastructure was evaluated, and any future needs were planned to a level suitable for a Preliminary Feasibility Study and included in the Capital Forecast.

Alpha Metallurgical Resources, Inc. Statement of Coal Resources and Reserves for the Virginia Complex in Accordance with United States SEC Standards as of December 31, 2021 Central Appalachian Coal Basin Virginia, USA MARSHALL MILLER & ASSOCIATES, INC. 67 Alpha provided MM&A with information related to the number of currently operating production units at Virginia. MM&A’s capital schedules assume that major equipment rebuilds occur over the course of each machine’s remaining assumed operating life. Replacement equipment was scheduled based on MM&A’s experience and knowledge of mining equipment and industry standards with respect to the useful life of such equipment. As one mine is depleted, the equipment is moved to its replacement. The capital expenditures tables detail costs for major equipment and infrastructure such as conveyor belt terminal groups. “Other” costs include expenditures for mine access and construction, mine extension capital and miscellaneous costs. A summary of the estimated capital for the consolidated Virginia operations is provided in Figure 18-1 below. Total capital by mine is summarized in Table 181. Figure 18-1: Projected Capital Expenditures – Consolidated Virginia Operations Alpha Metallurgical Resources, Inc. Statement of Coal Resources and Reserves for the Virginia Complex in Accordance with United States SEC Standards as of December 31, 2021 Central Appalachian Coal Basin Virginia, USA MARSHALL MILLER & ASSOCIATES, INC. 68 Table 18-1: Summary of Capital Expenditures Schedule by Mine Item Total 2021 2022 2023 2024 2025 2026 2027 DM 41-42-Black Dog (Jawbone) $395,658 $0 $14,048 $16,307 $11,236 $11,212 $8,915 $23,602 Long Branch Deep (L. Banner) $8,121 $0 $0 $2,984 $5,138 $0 $0 $0 DM44 (Lower Banner) $7,368 $3,500 $3,524 $344 $0 $0 $0 $0 Holly Creek (Upper Banner) $21,379 $3,916 $8,114 $0 $0 $1,309 $3,500 $4,540 DM43 (Jawbone Rider) $285,073 $0 $0 $25,309 $0 $3,500 $1,309 $26,472 Ball Ridge DM46 (L. Banner) $12,521 $0 $11,735 $0 $786 $0 $0 $0 Bear Ridge (Upper Banner) $0 $0 $0 $0 $0 $0 $0 $0 88 Strip $22,290 $2,460 $1,800 $960 $570 $0 $2,460 $3,600 Long Branch $4,560 $1,800 $0 $960 $1,800 $0 $0 $0 Total $756,970 $11,676 $39,221 $46,864 $19,529 $16,021 $16,184 $58,214 Item 2028 2029 2030 2031 2032 2033 2034 2035 DM 41-42-Black Dog (Jawbone) $14,968 $21,385 $16,480 $14,106 $14,536 $44,979 $15,706 $12,084 Long Branch Deep (L. Banner) $0 $0 $0 $0 $0 $0 $0 $0 DM44 (Lower Banner) $0 $0 $0 $0 $0 $0 $0 $0 Holly Creek (Upper Banner) $0 $0 $0 $0 $0 $0 $0 $0 DM43 (Jawbone Rider) $6,285 $6,088 $1,061 $8,857 $17,675 $10,492 $0 $9,588 Ball Ridge DM46 (L. Banner) $0 $0 $0 $0 $0 $0 $0 $0 Bear Ridge (Upper Banner) $0 $0 $0 $0 $0 $0 $0 $0 88 Strip $960 $1,230 $0 $2,460 $3,600 $960 $1,230 $0 Long Branch $0 $0 $0 $0 $0 $0 $0 $0 Total $22,213 $28,703 $17,541 $25,423 $35,810 $56,431 $16,936 $21,672 Item 2036 2037 2038 2039 2040 2041 2042 2043 DM 41-42-Black Dog (Jawbone) $5,759 $17,671 $18,812 $16,897 $8,492 $13,059 $19,108 $18,965 Long Branch Deep (L. Banner) $0 $0 $0 $0 $0 $0 $0 $0 DM44 (Lower Banner) $0 $0 $0 $0 $0 $0 $0 $0 Holly Creek (Upper Banner) $0 $0 $0 $0 $0 $0 $0 $0 DM43 (Jawbone Rider) $1,571 $13,140 $4,567 $10,815 $5,589 $8,878 $7,748 $12,163 Ball Ridge DM46 (L. Banner) $0 $0 $0 $0 $0 $0 $0 $0 Bear Ridge (Upper Banner) $0 $0 $0 $0 $0 $0 $0 $0 88 Strip $0 $0 $0 $0 $0 $0 $0 $0 Long Branch $0 $0 $0 $0 $0 $0 $0 $0 Total $7,330 $30,811 $23,380 $27,712 $14,080 $21,937 $26,856 $31,128 Item 2044 2045 2046 2047 2048 2049 2050 2051 DM 41-42-Black Dog (Jawbone) $14,792 $3,810 $7,000 $11,728 $0 $0 $0 $0 Long Branch Deep (L. Banner) $0 $0 $0 $0 $0 $0 $0 $0 DM44 (Lower Banner) $0 $0 $0 $0 $0 $0 $0 $0 Holly Creek (Upper Banner) $0 $0 $0 $0 $0 $0 $0 $0 DM43 (Jawbone Rider) $2,618 $5,393 $1,743 $19,928 $4,096 $5,071 $172 $10,987 Ball Ridge DM46 (L. Banner) $0 $0 $0 $0 $0 $0 $0 $0 Bear Ridge (Upper Banner) $0 $0 $0 $0 $0 $0 $0 $0 88 Strip $0 $0 $0 $0 $0 $0 $0 $0 Long Branch $0 $0 $0 $0 $0 $0 $0 $0 Total $17,410 $9,203 $8,743 $31,657 $4,096 $5,071 $172 $10,987

Alpha Metallurgical Resources, Inc. Statement of Coal Resources and Reserves for the Virginia Complex in Accordance with United States SEC Standards as of December 31, 2021 Central Appalachian Coal Basin Virginia, USA MARSHALL MILLER & ASSOCIATES, INC. 69 Item 2052 2053 2054 2055 2056 2057 2058 2059 DM 41-42-Black Dog (Jawbone) $0 $0 $0 $0 $0 $0 $0 $0 Long Branch Deep (L. Banner) $0 $0 $0 $0 $0 $0 $0 $0 DM44 (Lower Banner) $0 $0 $0 $0 $0 $0 $0 $0 Holly Creek (Upper Banner) $0 $0 $0 $0 $0 $0 $0 $0 DM43 (Jawbone Rider) $7,048 $11,608 $1,571 $7,286 $2,904 $8,320 $3,867 $5,744 Ball Ridge DM46 (L. Banner) $0 $0 $0 $0 $0 $0 $0 $0 Bear Ridge (Upper Banner) $0 $0 $0 $0 $0 $0 $0 $0 88 Strip $0 $0 $0 $0 $0 $0 $0 $0 Long Branch $0 $0 $0 $0 $0 $0 $0 $0 Total $7,048 $11,608 $1,571 $7,286 $2,904 $8,320 $3,867 $5,744 Item 2060 2061 2062 2063 2064 2065 2066 2067 DM 41-42-Black Dog (Jawbone) $0 $0 $0 $0 $0 $0 $0 $0 Long Branch Deep (L. Banner) $0 $0 $0 $0 $0 $0 $0 $0 DM44 (Lower Banner) $0 $0 $0 $0 $0 $0 $0 $0 Holly Creek (Upper Banner) $0 $0 $0 $0 $0 $0 $0 $0 DM43 (Jawbone Rider) $172 $1,743 $3,524 $172 $0 $0 $0 $0 Ball Ridge DM46 (L. Banner) $0 $0 $0 $0 $0 $0 $0 $0 Bear Ridge (Upper Banner) $0 $0 $0 $0 $0 $0 $0 $0 88 Strip $0 $0 $0 $0 $0 $0 $0 $0 Long Branch $0 $0 $0 $0 $0 $0 $0 $0 Total $172 $1,743 $3,524 $172 $0 $0 $0 $0 18.2 Operating Cost Estimate Alpha provided historical costs and budgeted projections of operating costs for its active underground mines (Deep Mine 41, Deep Mine 44, and Bear Ridge) and planned mine (Deep Mine 46) for MM&A’s review, along with its active surface and highwall mines (88 Strip and Long Branch). MM&A used the historical and/or budget cost information as a reference and developed a personnel schedule for the mine. Hourly labor rates and salaries were based upon information contained in Alpha’s financial summaries. Fringe benefit costs were developed for vacation and holidays, federal and state unemployment insurance, retirement, workers’ compensation and pneumoconiosis, casualty and life insurance, healthcare and bonuses. A cost factor for mine supplies was developed that relates expenditures to mine advance rates for roof control costs and other mine supply costs based on the historical cost data provided by Alpha. Other factors were developed for maintenance and repair costs, rentals, mine power, outside services, drilling & blasting, coal preparation plant processing, refuse handling, coal loading, property taxes, and insurance and bonding and other direct mining costs. Appropriate royalty rates were assigned for production from leased coal lands and sales taxes were calculated for state severance taxes, the federal black lung excise tax, and federal and state reclamation fees. Statutory sales related costs are summarized in Table 18-2. Alpha Metallurgical Resources, Inc. Statement of Coal Resources and Reserves for the Virginia Complex in Accordance with United States SEC Standards as of December 31, 2021 Central Appalachian Coal Basin Virginia, USA MARSHALL MILLER & ASSOCIATES, INC. 70 Table 18-2: Estimated Coal Production Taxes and Sales Costs Description of Tax or Sales Cost Basis of Assessment Cost Federal Black Lung Excise Tax – Underground Per Ton $1.10 Federal Black Lung Excise Tax – Surface/Highwall Per Ton $0.55 Federal Reclamation Fees – Underground Per Ton $0.12 Federal Reclamation Fees – Surface/Highwall Per Ton $0.28 Virginia Reclamation Tax – Underground Per Ton $0.03 Virginia Reclamation Tax – Surface/Highwall Per Ton $0.04 Virginia Reclamation Tax – Coal Preparation/Loadout Per Ton $0.15 Virginia Severance Tax Percentage of Revenue 2% Royalties – Underground, Surface and Highwall Percentage of Revenue 5.0% Notes: 1. Federal black lung excise tax is paid only on coal sold domestically. A summary of the projected operating costs for the consolidated Virginia operations is provided in Figure 18-2. Figure 18-2: Virginia Operating Costs

Alpha Metallurgical Resources, Inc. Statement of Coal Resources and Reserves for the Virginia Complex in Accordance with United States SEC Standards as of December 31, 2021 Central Appalachian Coal Basin Virginia, USA MARSHALL MILLER & ASSOCIATES, INC. 71 19 Economic Analysis 19.1 Economic Evaluation 19.1.1 Introduction The pre-feasibility financial model prepared for this TRS was developed to test the economic viability of each coal resource area. The results of this financial model are not intended to represent a bankable feasibility study, required for financing of any current or future mining operations contemplated for the Alpha properties, but are intended to establish the economic viability of the estimated coal reserves. Cash flows are simulated on an annual basis based on projected production from the coal reserves. The discounted cash flow analysis presented herein is based on an effective date of January 1, 2022. On an un-levered basis, the NPV of the project cash flow after taxes represents the Enterprise Value of the project. The project cash flow, excluding debt service, is calculated by subtracting direct and indirect operating expenses and capital expenditures from revenue. Direct costs include labor, operating supplies, maintenance and repairs, facilities costs for materials handling, coal preparation, refuse disposal, coal loading, reclamation and general and administrative costs. Indirect costs include statutory and legally agreed upon fees related to direct extraction of the mineral. The indirect costs are the Federal black lung tax, Federal and State reclamation taxes, property taxes, coal production royalties, and income taxes. The Alpha mines’ historical costs provided a useful reference for MM&A’s cost estimates. The operations are projected on a calendar year basis. MM&A’s projection of annual sales tonnage is summarized in the chart below. While all Alpha coal resources properties deemed by MM&A to have potential for classification as coal reserves were evaluated as part of the economic model, some of those resource areas were determined to be uneconomical in the current market and were therefore excluded from coal reserves as discussed below. Alpha Metallurgical Resources, Inc. Statement of Coal Resources and Reserves for the Virginia Complex in Accordance with United States SEC Standards as of December 31, 2021 Central Appalachian Coal Basin Virginia, USA MARSHALL MILLER & ASSOCIATES, INC. 72 Figure 19-1: Projection of Sales Tons Sales revenue is based on the metallurgical coal price information provided to MM&A by Alpha. Only the revenue from Alpha’s captive mining operations is included in the financial model used for this TRS. The P&L projections of the individual mines of Alpha’s Virginia operations are then consolidated into a P&L and cash flow schedule for further testing of the economics. Projected debt service is excluded from the P&L and cash flow model in order to determine Enterprise Value of the aggregated entity. The financial model expresses coal sales prices, operating costs, and capital expenditures in current day dollars without adjustment for inflation. Capital expenditures and reclamation costs are included based on engineering estimates for each mine by year. MM&A also included an estimate of administrative costs in the financial projections. Alpha will pay royalties for the various current and projected operations. The royalty rates vary by location as provided by Alpha. The royalty rates were assumed to be 5.0% of the sales revenue. The projection model also includes consolidated income tax calculations at Alpha’s Virginia Division level, incorporating statutory depletion calculations, as well as state income taxes, and a federal tax rate of 21%. To the extent the Alpha mines generate net operating losses for tax purposes, the losses

Alpha Metallurgical Resources, Inc. Statement of Coal Resources and Reserves for the Virginia Complex in Accordance with United States SEC Standards as of December 31, 2021 Central Appalachian Coal Basin Virginia, USA MARSHALL MILLER & ASSOCIATES, INC. 73 are carried over to offset future taxable income from Alpha mines. The terms “cash flows” and “project cash flows” used in this report refer to after-tax cash flows. Alpha’s projected consolidated annual revenue for the Virginia operations is shown in the chart below: Figure 19-2: Consolidated Annual Revenue Projected consolidated revenue, cash costs, and EBITDA for the Virginia operations are expressed in dollars per ton in the graph below. Alpha Metallurgical Resources, Inc. Statement of Coal Resources and Reserves for the Virginia Complex in Accordance with United States SEC Standards as of December 31, 2021 Central Appalachian Coal Basin Virginia, USA MARSHALL MILLER & ASSOCIATES, INC. 74 Figure 19-3: Revenue, Cash Costs, and EBITDA The above chart shows an assumed revenue of $101 per ton, cash costs of $67 to $84 per ton and EBITDA of $17 to $35 per ton. Positive EBITDA per ton averages $27.89 per ton over the life of the operations. Table 19-1 shows LOM tonnage, P&L, and EBITDA for each Alpha mine at Virginia. Table 19-1: Life-of-Mine Tonnage, P&L before Tax, and EBITDA LOM Tonnage LOM Pre-Tax P&L P&L Per Ton LOM EBITDA EBITDA Per Ton Underground Mines DM 41-42-Black Dog (Jawbone) 45,353 $1,103,077 $24.32 $1,573,566 $34.70 Long Branch Deep (L. Banner) 716 $12,701 $17.74 $17,923 $25.04 DM44 (Lower Banner) 929 $2,388 $2.57 $12,948 $13.93 Holly Creek (Upper Banner) 1,942 $23,829 $12.27 $50,031 $25.77 DM43 (Jawbone Rider) 22,046 $52,422 $2.38 $367,402 $16.67 Ball Ridge DM46 (L. Banner) 1,282 $13,664 $10.66 $27,764 $21.66 Bear Ridge (Upper Banner) 208 $1,102 $5.31 $1,806 $8.70 Consolidated Deep Mines 72,476 $1,209,182 $16.68 $2,051,441 $28.31 Surface Mines Long Branch 440 ($2,344) ($5.33) $4,615 $10.50 88 Strip 4,354 $27,545 $6.33 $53,566 $12.30 Consolidated Surface Mines 4,794 $25,201 $5.26 $58,182 $12.14

Alpha Metallurgical Resources, Inc. Statement of Coal Resources and Reserves for the Virginia Complex in Accordance with United States SEC Standards as of December 31, 2021 Central Appalachian Coal Basin Virginia, USA MARSHALL MILLER & ASSOCIATES, INC. 75 LOM Tonnage LOM Pre-Tax P&L P&L Per Ton LOM EBITDA EBITDA Per Ton HWM Operations Long Branch HWM 1,051 $26,913 $25.61 $39,500 $37.58 88 Strip HWM 3,211 $122,503 $38.15 $125,050 $38.95 Consolidated HWMs 4,262 $149,416 $35.06 $164,551 $38.61 Grand Total 81,532 $1,383,799 $16.97 $2,274,174 $27.89 Note: (1) The financial model contains 0.018 million tons of inferred coal and an additional 0.015 million tons of resource that have been excluded from reserves. LOM tonnage evaluated in the financial model includes March 2021 through December 2021 production for the active surface mines and October 2021 through December 2021 production for the active underground mines (1.4 million total clean tons) which was subtracted from coal reserves in order to make the effective date of the reserves December 31, 2021. As shown in Table 19-1, all of the mines analyzed show positive EBITDA over the LOM. Overall, the Alpha consolidated Virginia operations show positive LOM P&L and EBITDA of $1.4 billion and $2.3 billion, respectively. breakdown of projected EBITDA for the consolidated Virginia operations is shown in the chart below: Figure 19-4: Annual EBITDA 19.1.2 Cash Flow Summary Alpha’s consolidated Virginia cash flow summary in constant dollars, excluding debt service, is shown in Table 19-2 below. Alpha Metallurgical Resources, Inc. Statement of Coal Resources and Reserves for the Virginia Complex in Accordance with United States SEC Standards as of December 31, 2021 Central Appalachian Coal Basin Virginia, USA MARSHALL MILLER & ASSOCIATES, INC. 76 Table 19-2: Project Cash Flow Summary (000) YE 12/31 YE 12/31 YE 12/31 YE 12/31 YE 12/31 YE 12/31 Total 2021 2022 2023 2024 2025 2026 Production & Sales tons 81,532 1,904 3,171 3,388 3,757 3,548 3,428 Total Revenue $8,276,993 $193,998 $322,618 $344,774 $382,382 $360,760 $348,845 EBITDA $2,274,174 $57,226 $103,638 $105,020 $110,094 $97,951 $102,207 Net Income $1,129,708 $32,010 $68,607 $65,106 $67,291 $59,459 $60,553 Net Cash Provided by Operating Activities $2,020,082 $39,443 $78,703 $90,053 $93,775 $87,792 $88,473 Purchases of Property, Plant, and Equipment ($756,970) ($11,676) ($39,221) ($46,864) ($19,529) ($16,021) ($16,184) Net Cash Flow $1,263,113 $27,767 $39,482 $43,189 $74,246 $71,771 $72,289 YE 12/31 YE 12/31 YE 12/31 YE 12/31 YE 12/31 YE 12/31 YE 12/31 2027 2028 2029 2030 2031 2032 2033 Production & Sales tons 3,250 3,138 2,881 2,797 2,614 2,631 2,701 Total Revenue $330,692 $319,409 $293,174 $284,672 $266,182 $267,911 $274,911 EBITDA $97,011 $92,634 $88,812 $81,066 $74,401 $80,702 $93,115 Net Income $50,049 $46,518 $46,101 $43,182 $35,327 $39,050 $42,480 Net Cash Provided by Operating Activities $85,891 $83,974 $81,502 $75,496 $69,361 $70,101 $79,967 Purchases of Property, Plant, and Equipment ($58,214) ($22,213) ($28,703) ($17,541) ($25,423) ($35,810) ($56,431) Net Cash Flow $27,677 $61,760 $52,798 $57,955 $43,938 $34,291 $23,536 YE 12/31 YE 12/31 YE 12/31 YE 12/31 YE 12/31 YE 12/31 YE 12/31 2034 2035 2036 2037 2038 2039 2040 Production & Sales tons 2,522 2,569 2,219 2,074 2,095 2,095 1,987 Total Revenue $256,418 $261,401 $224,784 $209,929 $212,029 $212,072 $201,064 EBITDA $83,127 $89,331 $69,456 $59,744 $62,461 $63,606 $51,651 Net Income $42,058 $46,040 $35,023 $25,864 $27,863 $29,563 $25,311 Net Cash Provided by Operating Activities $76,511 $78,412 $65,842 $50,224 $54,209 $56,757 $49,215 Purchases of Property, Plant, and Equipment ($16,936) ($21,672) ($7,330) ($30,811) ($23,380) ($27,712) ($14,080) Net Cash Flow $59,575 $56,741 $58,512 $19,413 $30,829 $29,045 $35,135 YE 12/31 YE 12/31 YE 12/31 YE 12/31 YE 12/31 YE 12/31 YE 12/31 2041 2042 2043 2044 2045 2046 2047 Production & Sales tons 1,918 1,890 1,948 2,086 1,955 1,998 1,815 Total Revenue $194,137 $191,326 $197,192 $211,111 $197,883 $202,196 $183,664 EBITDA $45,323 $42,484 $48,096 $57,853 $49,243 $52,500 $39,830 Net Income $18,375 $15,135 $16,511 $27,053 $21,743 $26,755 $13,164 Net Cash Provided by Operating Activities $42,275 $39,698 $43,092 $51,081 $47,028 $47,252 $38,967 Purchases of Property, Plant, and Equipment ($21,937) ($26,856) ($31,128) ($17,410) ($9,203) ($8,743) ($31,657) Net Cash Flow $20,338 $12,841 $11,963 $33,671 $37,825 $38,510 $7,310 YE 12/31 YE 12/31 YE 12/31 YE 12/31 YE 12/31 YE 12/31 YE 12/31 2048 2049 2050 2051 2052 2053 2054 Production & Sales tons 1,662 1,519 1,244 977 809 777 737 Total Revenue $168,261 $153,737 $125,880 $98,889 $81,899 $78,634 $74,599 EBITDA $31,809 $30,318 $28,595 $23,116 $18,892 $17,640 $14,156 Net Income $9,280 $11,184 $13,718 $9,496 $6,137 $6,974 $6,569 Net Cash Provided by Operating Activities $31,691 $29,401 $27,639 $22,919 $18,810 $14,154 $13,454 Purchases of Property, Plant, and Equipment ($4,096) ($5,071) ($172) ($10,987) ($7,048) ($11,608) ($1,571) Net Cash Flow $27,595 $24,330 $27,467 $11,933 $11,762 $2,546 $11,883 YE 12/31 YE 12/31 YE 12/31 YE 12/31 YE 12/31 YE 12/31 YE 12/31 2055 2056 2057 2058 2059 2060 2061 Production & Sales tons 712 719 717 678 555 553 494 Total Revenue $72,027 $72,801 $72,608 $68,587 $56,221 $55,925 $50,020 EBITDA $12,164 $12,395 $12,331 $13,431 $11,882 $11,858 $12,878 Net Income $3,887 $4,308 $3,069 $5,109 $3,969 $5,497 $6,138 Net Cash Provided by Operating Activities $11,453 $11,441 $11,445 $12,638 $11,833 $11,324 $11,947 Purchases of Property, Plant, and Equipment ($7,286) ($2,904) ($8,320) ($3,867) ($5,744) ($172) ($1,743) Net Cash Flow $4,167 $8,537 $3,125 $8,771 $6,089 $11,153 $10,204

Alpha Metallurgical Resources, Inc. Statement of Coal Resources and Reserves for the Virginia Complex in Accordance with United States SEC Standards as of December 31, 2021 Central Appalachian Coal Basin Virginia, USA MARSHALL MILLER & ASSOCIATES, INC. 77 YE 12/31 YE 12/31 YE 12/31 YE 12/31 YE 12/31 YE 12/31 YE 12/31 2062 2063 2064 2065 2066 2067 2068 Production & Sales tons 384 386 231 0 0 0 0 Total Revenue $38,860 $39,117 $23,392 $0 $0 $0 $0 EBITDA $9,615 $9,696 $6,016 ($685) ($272) ($137) ($69) Net Income $3,922 $4,254 $2,403 ($1,370) ($544) ($274) ($139) Net Cash Provided by Operating Activities $9,930 $9,215 $8,366 ($7,604) ($2,535) ($1,267) ($634) Purchases of Property, Plant, and Equipment ($3,524) ($172) $0 $0 $0 $0 $0 Net Cash Flow $6,406 $9,043 $8,366 ($7,604) ($2,535) ($1,267) ($634) YE 12/31 YE 12/31 YE 12/31 YE 12/31 YE 12/31 YE 12/31 YE 12/31 2069 2070 2071 2072 2073 2074 2075 Production & Sales tons 0 0 0 0 0 0 0 Total Revenue $0 $0 $0 $0 $0 $0 $0 EBITDA ($36) $0 $0 $0 $0 $0 $0 Net Income ($71) $0 $0 $0 $0 $0 $0 Net Cash Provided by Operating Activities ($634) ($0) ($0) $0 $0 $0 $0 Purchases of Property, Plant, and Equipment $0 $0 $0 $0 $0 $0 $0 Net Cash Flow ($634) ($0) ($0) $0 $0 $0 $0 Note: (1) The financial model contains 0.018 million tons of inferred coal and an additional 0.015 million tons of resource that have been excluded from reserves. LOM tonnage evaluated in the financial model includes March 2021 through December 2021 production for the active surface mines and October 2021 through December 2021 production for the active underground mines (1.4 million total clean tons) which was subtracted from coal reserves in order to make the effective date of the reserves December 31, 2021. Consolidated cash flows are driven by annual sales tonnage, which grows from 3.2 million tons in 2022 to a peak of 3.8 million tons in 2024. Between years 2025 and 2046, sales ranges from 1.9 million to 3.5 million tons and between years 2047-2064, sales range from 0.2 million tons to 1.8 million tons. Projected consolidated revenue grows from $322.6 million in 2021 to a peak of $382.4 million in 2024. Revenue totals $8.3 billion for the project’s life. Consolidated cash flow from operations is positive throughout the projected operating period, with the exception of post-production years, due to end-of-mine reclamation spending. Consolidated cash flow from operations peaks at $93.8 million in 2024 and totals $2.0 billion over the project life. Capital expenditures total $149.5 million during the first five years and $757.0 million over the project’s life. Consolidated Virginia net cash flow after tax, but before debt service, is shown by year in the chart below: Alpha Metallurgical Resources, Inc. Statement of Coal Resources and Reserves for the Virginia Complex in Accordance with United States SEC Standards as of December 31, 2021 Central Appalachian Coal Basin Virginia, USA MARSHALL MILLER & ASSOCIATES, INC. 78 Figure 19-5: Net Cash Flow after Tax (Before Debt Service) LOM Net cash flow is positive for this project. The cash flows after year 2064 are generally related to end of mine reclamation expenditures, which are accrued over the life of the mines. 19.1.3 Discounted Cash Flow Analysis Cash flow after tax, but before debt service, generated over the life of the project was discounted to NPV at a 14.67% discount rate, which represents MM&A’s estimate of the constant dollar, risk adjusted WACC for likely market participants if the subject reserves were offered for sale. On an un-levered basis, the NPV of the project cash flows represents the Enterprise Value of the project and amounts to $385.9 million. Alpha is an active producer, and the financial model shows positive net cash flow for each year of the operating life of the Virginia reserves. The pre-feasibility financial model prepared for the TRS was developed to test the economic viability of each coal resource area. The NPV estimate was made for purposes of confirming the economics for classification of coal reserves and not for purposes of valuing Alpha or its Virginia assets. Mine plans were not optimized, and actual results of the operations may be different, but in all cases, the mine production plan assumes the properties are under competent management.

Alpha Metallurgical Resources, Inc. Statement of Coal Resources and Reserves for the Virginia Complex in Accordance with United States SEC Standards as of December 31, 2021 Central Appalachian Coal Basin Virginia, USA MARSHALL MILLER & ASSOCIATES, INC. 79 19.1.4 Sensitivity Analysis Sensitivity of the NPV results to changes in the key drivers is presented in the chart below. The sensitivity study shows the NPV at the 14.67% discount rate when Base Case sales prices, operating costs, capital costs and discount rate are increased and decreased in increments of 5% within a +/- 15% range. Figure 19-6: Sensitivity of NPV As shown, NPV is quite sensitive to change in sales price and operating cost estimates, and slightly sensitive to changes in capital cost estimates. 20 Adjacent Properties 20.1 Information used No Proprietary information associated with neighboring properties was used as part of this study. Alpha Metallurgical Resources, Inc. Statement of Coal Resources and Reserves for the Virginia Complex in Accordance with United States SEC Standards as of December 31, 2021 Central Appalachian Coal Basin Virginia, USA MARSHALL MILLER & ASSOCIATES, INC. 80 21 Other Relevant Data and Information MM&A performed a previous audit of all the VA Property in year 2021 for reserves effective as of December 31, 2020, for Alpha based on U.S. Securities and Exchange Commission (SEC) Industry Guide 7 standards. MM&A utilized this former audit study as the basis of an updated study which meets those standards set forth by the SEC for 2021 reserve compliance. 22 Interpretation and Conclusions 22.1 Conclusion Sufficient data has been obtained through various exploration and sampling programs and mining operations to support the geological interpretations of seam structure and thickness for coal horizons situated on the Virginia Property. The data is of sufficient quantity and reliability to reasonably support the coal resource and coal reserve estimates in this TRS. The geological data and preliminary feasibility study, which consider mining plans, revenue, and operating and capital cost estimates are sufficient to support the classification of coal reserves provided herein. This geologic evaluation conducted in conjunction with the preliminary feasibility study is sufficient to conclude that the 80.1 Mt of marketable coal reserves identified on the Property are economically mineable under reasonable expectations of market prices for metallurgical coal products, estimated operation costs, and capital expenditures. 22.2 Risk Factors Risks have been identified for operational, technical and administrative subjects addressed in the Pre- Feasibility Study. A risk matrix has been constructed to present the risk levels for all the risk factors identified and quantified in the risk assessment process. The risk matrix and risk assessment process are modelled to that presented in the Australian and New Zealand Standard on Risk Management (AS/NZS 4360). The purpose of the characterization of the project risk components is to inform the project stakeholders of key aspects of the Alpha projects that can be impacted by events whose consequences can affect the success of the venture. The significance of an impacted aspect of the operation is directly related to both the probability of occurrence and the severity of the consequences. The initial risk for a risk factor is herein defined as the risk level after the potential impact of the risk factor is addressed by competent and prudent management utilizing control measures readily available. Residual risk for a risk factor is

Alpha Metallurgical Resources, Inc. Statement of Coal Resources and Reserves for the Virginia Complex in Accordance with United States SEC Standards as of December 31, 2021 Central Appalachian Coal Basin Virginia, USA MARSHALL MILLER & ASSOCIATES, INC. 81 herein defined as the risk level following application of special mitigation measures if management determines that the initial risk level is unacceptable. Initial risk and residual risk can be quantified numerically, derived by the product of values assigned to probability and consequence ranging from very low risk to very high risk. The probability and consequence parameters are subjective numerical estimates made by practiced mine engineers and managers. Both are assigned values from 1 to 5 for which the value 1 represents the lowest probability and least consequence, and the value 5 represents the highest probability and greatest consequence. The products, which define the Risk Level, are classified from very low to very high. Risk Level Table (R = P x C) Risk Level (R) Very Low (1 to 2) Low (3 to 5) Moderate (6 to 11) High (12 to 19) Very High (20 to 25) Risk aspects identified and evaluated during this assignment total 15. No residual risks are rated Very High. Three (3) residual risks are rated High. Six (6) of the risk aspects could be associated with Moderate residual risk. Four (4) of the risk aspects were attributed Low or Very Low residual risks. 22.2.1 Governing Assumptions The listing of the aspects is not presumed to be exhaustive. Instead that listing is presented based on the experiences of the contributors to the TRS. 1. The probability and consequence ratings are subjectively assigned, and it is assumed that this subjectivity reasonably reflects the condition of the active and projected mine operations. 2. The Control Measures shown in the matrices presented in this chapter are not exhaustive. They represent a condensed collection of activities that the author of the risk assessment section has observed to be effective in coal mining scenarios. 3. Mitigation Measures listed for each risk factor of the operation are not exhaustive. The measures listed, however, have been observed by the author to be effective. 4. The monetary values used in ranking the consequences are generally-accepted quantities for the coal mining industry. Alpha Metallurgical Resources, Inc. Statement of Coal Resources and Reserves for the Virginia Complex in Accordance with United States SEC Standards as of December 31, 2021 Central Appalachian Coal Basin Virginia, USA MARSHALL MILLER & ASSOCIATES, INC. 82 22.2.2 Limitations The risk assessment proposed in this report is subject to the limitations of the information currently collected, tested, and interpreted at the time of the writing of the report. 22.2.3 Methodology The numerical quantities (i.e., risk levels) attributable to either “initial” or “residual” risks are derived by the product of values assigned to probability and consequence ranging from very low risk to very high risk. R = P x C Where: R = Risk Level P = Probability of Occurrence C = Consequence of Occurrence The Probability (P) and Consequence (C) parameters recited in the formula are subjective numerical estimates made by practiced mine engineers and managers. Both P and C are assigned integer values ranging from 1 to 5 for which the value 1 represents the lowest probability and least consequence, and the value 5 represents the highest probability and greatest consequence. The products (R = P x C) which define the Risk Level, are thereafter classified from very low to very high. Risk Level Table Risk Level (R) Very Low (1 to 2) Low (3 to 5) Moderate (6 to 11) High (12 to 19) Very High (20 to 25) Very high initial risks are considered to be unacceptable and require corrective action well in advance of project development. In short, measures must be applied to reduce very high initial risks to a tolerable level. As shown and discussed above, after taking into account the operational, technical, and administrative actions that have been applied or are available for action when required, the residual risk can be determined. The residual risk provides a basis for the management team to determine if the residual risk level is acceptable or tolerable. If the risk level is determined to be unacceptable, further actions should be considered to reduce the residual risk to acceptable or tolerable levels to provide justification for continuation of the proposed operation.

Alpha Metallurgical Resources, Inc. Statement of Coal Resources and Reserves for the Virginia Complex in Accordance with United States SEC Standards as of December 31, 2021 Central Appalachian Coal Basin Virginia, USA MARSHALL MILLER & ASSOCIATES, INC. 83 22.2.4 Development of the Risk Matrix Risks have been identified for the technical, operational, and administrative subjects addressed in the TRS. The risk matrix and risk assessment process are modelled to that presented in the Australian and New Zealand Standard on Risk Management (AS/NZS 4360). 22.2.4.1 Probability Level Table Table 22-1: Probability Level Table Category Probability Level (P) 1 Remote Not likely to occur except in exceptional circumstances. <10% 2 Unlikely Not likely to occur; small in degree. 10 - 30% 3 Possible Capable of occurring. 30 - 60% 4 Likely High chance of occurring in most circumstances. 60 - 90% 5 Almost Certain Event is expected under most circumstances; impossible to avoid. >90% The lowest rated probability of occurrence is assigned the value of 1 and described as remote, with a likelihood of occurrence of less than 10 percent. Increasing values are assigned to each higher probability of occurrence, culminating with the value of 5 assigned to incidents considered to be almost certain to occur. 22.2.4.2 Consequence Level Table Table 22-2 lists the consequence levels. Alpha Metallurgical Resources, Inc. Statement of Coal Resources and Reserves for the Virginia Complex in Accordance with United States SEC Standards as of December 31, 2021 Central Appalachian Coal Basin Virginia, USA MARSHALL MILLER & ASSOCIATES, INC. 84 Table 22-2: Consequence Level Table Correlation of Events in Key Elements of the Project Program to Event Severity Category Category Severity of the Event Financial Impact of the Event Unplanned Loss of Production (Impact on Commercial Operations) Events Impacting on the Environment Events Affecting the Program's Social and Community Relations Resultant Regulatory / Sovereign Risk Events Affecting Occupational Health & Safety 1 Insignificant < USD $0.5 million ≤ 12 hours Insignificant loss of habitat; no irreversible effects on water, soil and the environment. Occasional nuisance impact on travel. Event recurrence avoided by corrective action through established procedures (Engineering, guarding, training). 2 Minor USD $0.5 million to $2.0 million ≤ 1 day No significant change to species populations; short- term reversible perturbation to ecosystem function. Persistent nuisance impact on travel. Transient adverse media coverage. First aid – lost time. Event recurrence avoided by corrective action thought established procedures. 3 Moderate USD $2.0 million to $10.0 million ≤ 1 week Appreciable change to species population; medium-term (≤10 years) detriment to ecosystem function. Measurable impact on travel and water/air quality. Significant adverse media coverage / transient public outrage. Uncertainty securing or retaining essential approval / license. Medical Treatment – permanent incapacitation Avoiding event recurrence requires modification to established corrective action procedures. Change to regulations (tax; bonds; standards). 4 Major USD $10.0 million to $50.0 million 1 to 2 weeks Change to species population threatening viability; long-term (>10 years) detriment to ecosystem function. Long-term, serious impact on travel and use of water resources; degradation of air quality; sustained and effective public opposition. Suspension / long-delay in securing essential approval / license. Fatality. Avoiding event recurrence requires modification to established corrective action procedures and staff retraining. Change to laws (tax; bonds; standards). 5 Critical >USD $50.0 million >1 month Species extinction; irreversible damage to ecosystem function. Loss of social license. Withdraw / failure to secure essential approval / license. Multiple fatalities. Avoiding event recurrence requires major overhaul of policies and procedures.

Alpha Metallurgical Resources, Inc. Statement of Coal Resources and Reserves for the Virginia Complex in Accordance with United States SEC Standards as of December 31, 2021 Central Appalachian Coal Basin Virginia, USA MARSHALL MILLER & ASSOCIATES, INC. 85 The lowest rated consequence is assigned the value of 1 and is described as Insignificant Consequence parameters include non-reportable safety incidents with zero days lost accidents, no environmental damage, loss of production or systems for less than one week and cost of less than USD $0.5 million. Increasing values are assigned to each higher consequence, culminating with the value of 5 assigned to critical consequences, the parameters of which include multiple-fatality accidents, major environmental damage, and loss of production or systems for longer than one month and cost of greater than USD $50.0 million. Composite Risk Matrix R = P x C and Color-Code Convention The risk level, defined as the product of probability of occurrence and consequence, ranges in value from 1 (lowest possible risk) to 25 (maximum risk level). The values are color-coded to facilitate identification of the highest risk aspects. Table 22-3: Risk Matrix P x C = R Consequence (C) Insignificant Minor Moderate Major Critical 1 2 3 4 5 P ro b ab ili ty L ev el ( P ) Remote 1 1 2 3 4 5 Unlikely 2 2 4 6 8 10 Possible 3 3 6 9 12 15 Likely 4 4 8 12 16 20 Almost Certain 5 5 10 15 20 25 22.2.5 Categorization of Risk Levels and Color Code Convention Very high risks are considered to be unacceptable and require corrective action. Risk reduction measures must be applied to reduce very high risks to a tolerable level. 22.2.6 Description of the Coal Property The Virginia Mine Complex (Virginia) is located in located in Dickenson, Buchanan, Russell, and Wise Counties, Virginia – is an active operation with three underground mines and two Surface mines. The active underground operations within the Virginia Mine Complex (Deep Mine 41, Deep Mine 44, and Bear Ridge) utilize continuous mining production sections. The method provides continuity, preserving skilled work groups and enabling effective utilization of production equipment. The other active and Alpha Metallurgical Resources, Inc. Statement of Coal Resources and Reserves for the Virginia Complex in Accordance with United States SEC Standards as of December 31, 2021 Central Appalachian Coal Basin Virginia, USA MARSHALL MILLER & ASSOCIATES, INC. 86 projected mines are located above drainage and as such are accessed via drifts. The two active surface mining operations include the Long Branch and 88 Strip. Deep Mine 41 is located below drainage and is accessed by a slope and shaft. Deep Mine 43 will be accessed by a slope and shaft as well. 22.2.7 Summary of Residual Risk Ratings Each risk factor is numbered, and a risk level for each is determined by multiplying the assigned probability by the assigned consequence. The risk levels are plotted on a risk matrix to provide a composite view of the Alpha risk profile. The average risk level is 7.4, which is defined as Moderate. Table 22-4: Risk Assessment Matrix C o n se q u en ce Critical >$50 MM Major $10-50MM 9 6,15 Moderate $2-10 MM 1, 12 4, 8, 14 2, 3 Minor $0.5-$2 MM 13 5, 7, 10 Low <$0.5 MM 11 <10% 10-30% 30-60% 60-90% >90% Remote Unlikely Possible Likely Almost Certain 22.2.8 Risk Factors A high-level approach is utilized to characterize risk factors that are generally similar across a number of the active and proposed mining operations. Risk factors that are unique to a specific operation or are particularly noteworthy are addressed individually. 22.2.8.1 Geological and Coal Resource Coal mining is accompanied by risk that, despite exploration efforts, mining areas will be encountered where geological conditions render extraction of the resource to be uneconomic, or that coal quality characteristics disqualify the product for sale into target markets. Offsetting the geological and coal resource risk are the size of the controlled property which allows flexibility in the selection of mine areas away from areas where coal quality and mineability are less favorable. In addition, many of the underground mines are designed to operate with multiple production sections each, which lessens the immediate impact when one section encounters

Alpha Metallurgical Resources, Inc. Statement of Coal Resources and Reserves for the Virginia Complex in Accordance with United States SEC Standards as of December 31, 2021 Central Appalachian Coal Basin Virginia, USA MARSHALL MILLER & ASSOCIATES, INC. 87 difficulties. The large reserve areas also provide a mitigation strategy of varying the timing of development of mines to offset expected or encountered adverse conditions, thereby maintaining consistent production and quality. This flexibility requires additional extension or development cost but increases performance consistency. The larger reserve areas will be developed with multiple production sections and the small, replacement production reserve areas provide ready access to alternative locations if geological and coal resource characteristics require abandonment of an active production area. Table 22-5: Geological and Coal Resource Risk Assessment (Risks 1 and 2) Aspect Impact Control Measures Initial Risk Level Mitigation Measures Residual Risk Level P C R P C R Recoverable coal tons recognized to be significantly less than previously estimated. Reserve base is adequate to serve market commitments and respond to opportunities for many years. Local adverse conditions may increase frequency and cost of production unit relocations. Previous and ongoing exploration and extensive regional mining history provide a high level of confidence of coal seam correlation, continuity of the coal seams, and coal resource tons. 1 4 4 Optimize mine plan to increase resource recovery; develop mine plan to provide readily available alternate mining locations to sustain expected production level. 1 3 3 Coal quality locally proves to be lower than initially projected. If uncontrolled, production and sale of coal that is out of specification can result in rejection of deliveries, cancellation of coal sales agreements and damage to reputation. Clean coal quality related to surface mines is largely justified by historical trends as opposed to exploration data. Exploration and vast experience and history in local coal seams provide confidence in coal quality; limited excursions can be managed with careful product segregation and blending. 3 5 15 Develop mine plan to provide readily available alternate mining locations to sustain expected production level; modify coal sales agreements to reflect coal quality. 3 3 9 22.2.8.2 Environmental Water quality and other permit requirements are subject to modification and such changes could have a material impact on the capability of the operator to meet modified standards or to receive new permits and modifications to existing permits. Permit protests may result in delays or denials to permit applications. Environmental standards and permit requirements have evolved significantly over the past 50 years and to-date, mining operators and regulatory bodies have been able to adapt successfully to evolving environmental requirements. Alpha Metallurgical Resources, Inc. Statement of Coal Resources and Reserves for the Virginia Complex in Accordance with United States SEC Standards as of December 31, 2021 Central Appalachian Coal Basin Virginia, USA MARSHALL MILLER & ASSOCIATES, INC. 88 Table 22-6: Environmental (Risks 3 and 4) Aspect Impact Control Measures Initial Risk Level Mitigation Measures Residual Risk Level P C R P C R Environmental performance standards are modified in the future. Delays in receiving new permits and modifications to existing permits; cost of testing and treatment of water and soils Work with regulatory agencies to understand and influence final standards; implement testing, treatment and other actions to comply with new standards. 3 4 12 Modify mining and reclamation plans to improve compliance with new standards while reducing cost of compliance. 3 3 9 New permits and permit modifications are increasingly delayed or denied. Interruption of production and delayed implementation of replacement production from new mines. Comply quickly with testing, treatment and other actions required; continue excellent compliance performance within existing permits. 2 4 8 Establish and maintain close and constructive working relationships with regulatory agencies, local communities and community action groups. 2 3 6 22.2.8.3 Regulatory Requirements Federal and state health and safety regulatory agencies occasionally amend mine laws and regulations. The impact is industry wide. Mining operators and regulatory agencies have been able to adapt successfully to evolving health and safety requirements. Table 22-7: Regulatory Requirements (Risk 5) Aspect Impact Control Measures Initial Risk Level Mitigation Measures Residual Risk Level P C R P C R Federal and state mine safety and health regulatory agencies amend mine laws and regulations. Cost of training, materials, supplies and equipment; modification of mine examination and production procedures; modification of mining plans. Participate in hearings and workshops when possible to facilitate understanding and implementation; work cooperatively with agencies and employees to facilitate implementation of new laws and regulations. 4 3 12 Familiarity and experience with new laws and regulations results in reduced impact to operations and productivity and improved supplies and equipment options. 4 2 8 22.2.8.4 Market and Transportation Most of the current and future production is expected to be directed to domestic and international metallurgical markets. Historically the metallurgical markets have been cyclical and highly volatile.

Alpha Metallurgical Resources, Inc. Statement of Coal Resources and Reserves for the Virginia Complex in Accordance with United States SEC Standards as of December 31, 2021 Central Appalachian Coal Basin Virginia, USA MARSHALL MILLER & ASSOCIATES, INC. 89 Table 22-8: Market and Transportation (Risk 6) Aspect Impact Control Measures Initial Risk Level Mitigation Measures Residual Risk Level P C R P C R Volatile coal prices drop precipitously. Loss of revenue adversely affects profitability; reduced cash flow may disrupt capital expenditures plan. Cost control measures implemented; capital spending deferred. 4 5 20 High-cost operations closed, and employees temporarily furloughed. 4 4 16 Occasional delay or interruption of rail, river and terminals service may be expected. The operator can possibly minimize the impact of delays by being a preferred customer by fulfilling shipment obligations promptly and maintaining close working relationships. Table 22-9: Market and Transportation (Risk 7) Aspect Impact Control Measures Initial Risk Level Mitigation Measures Residual Risk Level P C R P C R Rail or river transport is delayed; storage and shipping access at river and ocean terminals is not available. Fulfillment of coal sales agreements delayed; limited coal storage at mines may increase cost of rehandling; production may be temporarily idled. Provide adequate storage capacity at mines; coordinate continuously with railroad and shipping companies to respond quickly and effectively to changing circumstances. 4 3 12 Provide back-up storage facility along with personnel, equipment and rehandle plan to sustain production and fulfill sales obligations timely. 4 2 8 22.2.8.5 Mining Plan Occupational health and safety risks are inherent in mining operations. Comprehensive training and retraining programs, internal safety audits and examinations, regular mine inspections, safety meetings, along with support of trained fire brigades and mine rescue teams are among activities that greatly reduce accident risks. Employee health monitoring programs coupled with dust and noise monitoring and abatement reduce health risks to miners. As underground mines are developed and extended, observation of geological, hydrogeological and geotechnical conditions lead to modification of mine plans and procedures to enable safe work within the mine environments. Highlighted below are selected examples of safety and external factors relevant to Alpha’s operations. 22.2.8.5.1 Methane Management Coalbed methane is potentially present in coal operations however, the methane concentration in shallow coal seams is at such low levels that it can be readily managed with frequent testing and Alpha Metallurgical Resources, Inc. Statement of Coal Resources and Reserves for the Virginia Complex in Accordance with United States SEC Standards as of December 31, 2021 Central Appalachian Coal Basin Virginia, USA MARSHALL MILLER & ASSOCIATES, INC. 90 monitoring, vigilance, and routine mine ventilation. Methane is not expected to be present in most of the Virginia property. Table 22-10: Methane Management (Risk 8) Aspect Impact Control Measures Initial Risk Level Mitigation Measures Residual Risk Level P C R P C R Methane hazard is present in mines operating below drainage. Injury or loss of life; possible ignition of gas and mine explosion; potential loss of mine and equipment temporarily or permanently; additional mine fan, mine power, ventilation, monitoring and examination requirements. Low to moderate levels can be managed with frequent examinations, testing and monitoring within the mine ventilation system. Excellent rock dust maintenance minimizes explosion propagation risk should an ignition occur. 2 5 10 Very high-level methane concentrations may require coal seam degasification and gob degasification where pillar extraction methods are employed. 2 3 6 22.2.8.5.2 Mine Fires Mine fires, once common at mine operations, are rare today. Most active coal miners have not encountered a mine fire. Vastly improved mine power and equipment electrical systems, along with safe mine practices reduce mine fire risks. Crew training and fire brigade support and training improve response for containment and control if a fire occurs. Spontaneous combustion within coal mines, which is the source of most fires that occur today, is not expected to commonly occur at the Alpha property. When spontaneous combustion conditions are present, monitoring systems are employed for early detection and mine plans are designed to facilitate isolation, containment and rapid extinguishment. Table 22-11: Mine Fires (Risk 9) Aspect Impact Control Measures Initial Risk Level Mitigation Measures Residual Risk Level P C R P C R Mine fire at underground operation or plant stockpile fire. Injury or loss of life; potential loss of mine temporarily or permanently; damage to equipment and mine infrastructure. Inspection and maintenance of mine power, equipment and mine infrastructure; good housekeeping; frequent examination of conveyor belt entries; prompt removal of accumulations of combustible materials. 1 5 5 If spontaneous combustion conditions are present, enhanced monitoring and examination procedures will be implemented; mine design will incorporate features to facilitate isolation, containment and extinguishment of spontaneous combustion locations. 1 4 4

Alpha Metallurgical Resources, Inc. Statement of Coal Resources and Reserves for the Virginia Complex in Accordance with United States SEC Standards as of December 31, 2021 Central Appalachian Coal Basin Virginia, USA MARSHALL MILLER & ASSOCIATES, INC. 91 22.2.8.5.3 Ground Control Underground mining exposes miners to the risks of roof falls and rib rolls. Ground control-based risks can be mitigated through effective roof control plans which are supplemented with a strong understanding of future geotechnical conditions. Foremen and crews should be trained to examine the roof, rib and floor conditions and identify pending and immediate hazards. Multiple publicly available software programs can be used to assess pillar sizing and stability. Table 22-12: Ground Control (Risk 10) Aspect Impact Control Measures Initial Risk Level Mitigation Measures Residual Risk Level P C R P C R Ground control issues cause roof failures, rib rolls, floor heave, etc. Injury or loss of life; catastrophic damage to equipment; production interruption. Regular inspection for change and signs of failure. Dynamic design of roof control plan and safety measures to honor observed conditions and exploration- based information; conservative pillar design. 4 3 12 Multiple operating sections to mitigate any lost production; availability of new working areas in case abandonment of section is required; availability of alternative roof control technologies in case of abrupt changes in mining conditions. 4 2 8 22.2.8.5.4 Availability of Supplies and Equipment The industry has periodically experienced difficulty receiving timely delivery of mine supplies and equipment. Availability issues often accompanied increased periods for coal demand. Any future delivery of supplies and equipment delays are expected to be temporary with limited impact on production. Table 22-13: Availability of Supplies and Equipment (Risk 11) Aspect Impact Control Measures Initial Risk Level Mitigation Measures Residual Risk Level P C R P C R Disruption of availability for supplies and equipment. Temporary interruption of production. Force majeure provision in coal sales agreements to limit liability for delayed or lost sales. 3 2 6 Work closely with customers to assure delayed coal delivery rather than cancelled sales; monitory external conditions and increase inventory of critical supplies; accelerate delivery of equipment when possible. 3 1 3 Alpha Metallurgical Resources, Inc. Statement of Coal Resources and Reserves for the Virginia Complex in Accordance with United States SEC Standards as of December 31, 2021 Central Appalachian Coal Basin Virginia, USA MARSHALL MILLER & ASSOCIATES, INC. 92 22.2.8.5.5 Labor Work stoppage due to labor protests are considered to be unlikely and accompanied by limited impact should it occur. Excellent employee relations and communications limit the exposure to outside protesters. Loss of supervisors and skilled employees to retirement is inevitable; the impact can be lessened with succession planning and training and training and mentorship of new employees. Table 22-14: Labor – Work Stoppage (Risk 12) Aspect Impact Control Measures Initial Risk Level Mitigation Measures Residual Risk Level P C R P C R Work stoppage due to slowdowns or secondary boycott activity. Loss of production and coal sales; damaged customer and employee relations; reputation loss. Maintain excellent employee relations and communications; maintain frequent customer communications. 2 3 6 Develop plan for employee communications and legal support to minimize impact of secondary boycott activities. 1 3 3 Table 22-15: Labor – Retirement (Risk 13) Aspect Impact Control Measures Initial Risk Level Mitigation Measures Residual Risk Level P C R P C R Retirement of supervisors and skilled employees. Loss of leadership and critical skills to sustain high levels of safety, maintenance and productivity. Monitor demographics closely and maintain communications with employees who are approaching retirement age; maintain employee selection and training programs. 3 3 9 Maintain selection of candidates and implementation of in-house or third-party training for electricians and mechanics; develop employee mentoring program. 3 2 6 22.2.8.6 Comprehensive Health and Safety While largely incorporated in mine plan-based risk factors, effective health and safety programs reduce the risk of accidents, associated loss of production and fines. Currently, coal mining and processing requires a robust health and safety team, consisting of executive level health and safety roles, regional health and safety managers, and multiple operational level health and safety coordinators.

Alpha Metallurgical Resources, Inc. Statement of Coal Resources and Reserves for the Virginia Complex in Accordance with United States SEC Standards as of December 31, 2021 Central Appalachian Coal Basin Virginia, USA MARSHALL MILLER & ASSOCIATES, INC. 93 Table 22-16: Health and Safety (Risk 14) Aspect Impact Control Measures Initial Risk Level Mitigation Measures Residual Risk Level P C R P C R Failure to attain operations safety standards and associated occurrence of accidents. Injuries and possible loss of life; damage to morale and workforce confidence; loss of production and diminished productivity; regulatory issues, closures and fines; reputation loss. Safety and loss control awareness training to help employees recognize hazardous conditions and actions; frequent job observations and feedback; periodic employee performance reviews. 2 5 10 Senior management's active participation in safety process; utilization of motivational methods to reinforce company's values and commitment to safety; regular comprehensive safety audits to assure safety standards are maintained. 2 3 6 22.2.8.7 Refuse Disposal Having sufficient refuse disposal capacity is critical to strategic long-term mine development. Production delays can be caused by the lengthy process associated with identifying, designing and permitting future waste disposal areas. Alpha’s Virginia complex is actively pursuing additional refuse storage areas to acquire and/or permit in order to support the LOM reserves for the Property. Table 22-17: Refuse Disposal (Risk 15) Aspect Impact Control Measures Initial Risk Level Mitigation Measures Residual Risk Level P C R P C R Failure to acquire and/or permit refuse storage areas to support reserves Interruption of coal preparation plant operations and increased pressure on mine/plant raw coal storage capacities. Plant design modifications to reduce refuse volumes produced; strategic property acquisition and design of future refuse storage areas. 4 5 20 Addition of plate frame filters in plant; identify, design and permit additional refuse facilities. 4 4 16 23 Recommendations Alpha is continuing to work both internally and with outside assistance to continue to further define their Resource Base and to Optimize the LOM Plan. 24 References Publicly available information from various State and Federal agencies was used where relevant. Alpha Metallurgical Resources, Inc. Statement of Coal Resources and Reserves for the Virginia Complex in Accordance with United States SEC Standards as of December 31, 2021 Central Appalachian Coal Basin Virginia, USA MARSHALL MILLER & ASSOCIATES, INC. 94 JOURNEL, A.G., & HUIJBREGTS, CH, J., 1978: Mining Geostatitics, The Blackburn Press Caldwell, New Jersey. 25 Reliance on Information Provided by Registrant For the purpose of this TRS, MM&A utilized the Geological and Coal Quality data provided by Alpha. This information was subjected to verification of its integrity and completeness. Historical productivity and operating costs were also supplied by Alpha. This information was combined with the experience and knowledge of the QP’s to forecast the LOM plan. Alpha supplied a long-term price forecast based on published benchmark pricing. This benchmark pricing was adjusted by Alpha to reflect the effects of quality and transportation borne after FOB plant costs were calculated. A summary of the information provided by Alpha relied upon by MM&A for the purposes of this TRS is provided in Table 25-1. Table 25-1: Information from Registrant Relied Upon by MM&A Category Information Provided by Alpha Report Section Legal Mineral control and surface control rights as shown on maps 3.2, 3.3 Geological Geologic data including digital databases and original source data including geologist logs, driller’s logs, geophysical logs 9.1 Coal Quality Database of coal quality information supplemented with original source laboratory sheets where available 10.1 Mining Historical productivities and manpower from operating and future Alpha mines 13.2, 13.4 Coal Preparation Flow sheet and other information representing current and future methods of coal processing 14.1 Marketing Long-term price forecast used in financial projections 16.2 Waste Disposal Engineering data and estimates representing remaining capacities for coarse and fine coal waste disposal 17.2 Environmental Permit and bonding information 17.3 Costs Historical and budgetary operating cost information used to derive cost drivers for reserve financial modeling 18.2

APPENDIX A SUMMARY TABLES Alpha Metallurgical Resources, LLC SEC Technical Report - Virginia Complex Summary of Coal Resource (Short Tons) • Effective December 31, 2021 Appendix A - Table 1 Mine/Area Seam Measured Indicated Total Inferred Grand Total Owned Leased Permitted Not Permitted Ash% Sulfur% VM% 88Strip/3Frks Upper Banner-Tiller 0 0 0 0 0 0 0 0 0 - - - Long Branch Upper Banner 2 - Lower Banner 0 0 0 0 0 0 0 0 0 - - - Holly Creek Upper Banner (4650) 5,000 579,000 585,000 0 585,000 0 585,000 555,000 29,000 23 0.8 28 Bear Ridge Upper Banner (4650) 0 0 0 0 0 0 0 0 0 - - - Ball Ridge (Deep Mine 46) Lower Banner (4900) 1,003,000 32,000 1,035,000 0 1,035,000 0 1,035,000 1,035,000 0 25 1.2 23 Long Branch (Deep Mine 45) Lower Banner (4900) 0 0 0 0 0 0 0 0 0 - - - Toms Creek Lower Banner (4900) 0 0 0 0 0 0 0 0 0 - - - Rush Branch Lower Banner (4900) 3,884,000 210,000 4,093,000 0 4,093,000 0 4,093,000 2,269,000 1,824,000 27 0.7 26 Deep Mine 43 Jawbone Rider (5950) 10,653,000 8,216,000 18,870,000 409,000 19,279,000 0 18,870,000 0 18,870,000 11 1.0 - Black Dog Jawbone (6000) 4,342,000 1,301,000 5,643,000 0 5,643,000 0 5,643,000 5,643,000 0 27 0.5 - Deep Mine 41 Jawbone (6000) 1,772,000 34,000 1,806,000 0 1,806,000 0 1,806,000 1,806,000 0 26 0.8 27 Deep Mine 42 Jawbone (6000) 240,000 9,000 249,000 0 249,000 0 249,000 249,000 0 26 0.6 16 Grand Total 0 21,899,000 10,382,000 32,281,000 409,000 32,690,000 0 32,281,000 11,558,000 20,723,000 18 0.9 26 Note(1): Resource tons are exclusive of reserve tons. Note (2): Coal resources are reported on a dry basis. Surface moisture and inherent moisture are excluded. All resources exclusive of reserves are considered a met market Totals may not add due to rounding. Quality (Dry Basis) By Reliability Category Coal Resource (Dry Tonnes, In Situ) By Control Type By Permit Status CES129 VA SEC Reserve Tables (2022-02-10).xlsx • VA ANR Resource Report • 2/17/2022 Page 1 of 1

Alpha Metallurgical Resources, LLC SEC Technical Report - Virginia Complex Summary of Coal Reserve (Short Tons) • Effective December 31, 2021 Appendix A - Table 2 Demonstrated Coal Reserves (Wet Tons, Washed or Direct Shipped) By Reliability Category By Mining Type By Control Type By Permit Status By Market Mine/Area Seam Proven Probable Total Surface UG Owned Leased Permitted Not Permitted Thermal Met Ash% Sulfur% VM% 88 Strip/Three Forks (SM) Upper Banner-Tiller 179,000 3,836,000 4,015,000 4,015,000 0 0 4,015,000 2,002,000 2,014,000 803,000 3,212,000 7 0.9 29 88 Strip/Three Forks (HWM) Upper Banner-Tiller 637,000 2,398,000 3,035,000 3,035,000 0 0 3,035,000 987,000 2,049,000 607,000 2,428,000 6 0.9 29 Long Branch (SM) Upper Banner 2 - Lower Banner 220,000 151,000 370,000 370,000 0 0 370,000 370,000 0 74,000 296,000 5 0.8 32 Long Branch (HWM) Upper Banner 2 - Lower Banner 718,000 202,000 920,000 920,000 0 0 920,000 920,000 0 184,000 736,000 5 0.8 31 Holly Creek Upper Banner (4650) 1,444,000 482,000 1,926,000 0 1,926,000 0 1,926,000 1,845,000 81,000 0 1,926,000 5 0.8 35 Bear Ridge Upper Banner (4650) 165,000 24,000 189,000 0 189,000 0 189,000 189,000 0 0 189,000 5 0.7 33 Ball Ridge (Deep Mine 46) Lower Banner (4900) 1,190,000 92,000 1,282,000 0 1,282,000 0 1,282,000 1,282,000 0 0 1,282,000 6 0.7 29 Long Branch (Deep Mine 45) Lower Banner (4900) 699,000 16,000 716,000 0 716,000 0 716,000 0 716,000 0 716,000 6 0.7 30 Toms Creek Lower Banner (4900) 0 0 0 0 0 0 0 0 0 0 0 - - - Rush Branch Lower Banner (4900) 789,000 0 789,000 0 789,000 0 789,000 789,000 0 0 789,000 6 0.8 30 Deep Mine 43 Jawbone Rider (5950) 12,926,000 9,102,000 22,028,000 0 22,028,000 0 22,028,000 0 22,028,000 0 22,028,000 3 0.8 24 Black Dog Jawbone (6000) 4,503,000 676,000 5,178,000 0 5,178,000 0 5,178,000 5,178,000 0 0 5,178,000 9 0.6 28 Deep Mine 41 Jawbone (6000) 17,796,000 4,669,000 22,465,000 0 22,465,000 0 22,465,000 19,646,000 2,818,000 0 22,465,000 9 0.8 26 Deep Mine 42 Jawbone (6000) 13,776,000 3,387,000 17,163,000 0 17,163,000 0 17,163,000 15,449,000 1,714,000 0 17,163,000 8 0.7 26 Grand Total 55,041,000 25,035,000 80,077,000 8,341,000 71,736,000 0 80,077,000 48,658,000 31,419,000 1,668,000 78,408,000 7 0.8 25 Notes: Marketable reserve tons are reported on a moist basis, including a combination of surface and inherent moisture. Coal quality is based on a weighted average of laboratory data from core holes. The combination of surface and inherent moisture is modeled at 6.0-percent. Actual product moisture is dependent upon multiple geological factors, operational factors, and product contract specifications and can exceed 8-percent. As such, the modeled moisture values provide a level of conservatism for reserve reporting. Totals may not add due to rounding. Quality (Dry Basis) CES129 VA SEC Reserve Tables (2022-02-10).xlsx • VA ANR Reserve Report • 2/17/2022 Page 1 of 1 APPENDIX B INITIAL ECONOMIC ASSESSMENT, RESOURCES EXCLUSIVE OF RESERVES (PER TON)

Alpha Metallurgical Resources, LLC Initial Economic Assessment, Resources Exclusive of Reserves (per Ton) Appendix B: Virginia Complex Seam: Lower Banner Lower Banner Jawbone Rider Jawbone Upper Banner Virginia Virginia Virginia Virginia Virginia Area: Ball Ridge Block BR-C Rush Branch Blocks RB- A,C,D Jawbone Rider Blocks C1A,D1,D2 Jawbone Blocks BD-D,BD-E,41- G,42-E Holly Creek Block HC-B1 In-Place Resource Tons 1,035,080 4,093,263 19,278,897 7,698,270 584,800 Potentially Recoverable Tons* 344,475 948,352 3,735,902 1,976,325 220,597 Mining Method Deep - CM Deep - CM Deep - CM Deep - CM Deep - CM Assumed Sales Realization at Plant** 115$ 115$ 115$ 115$ 115$ Iniital Capex Estimate to Access Resources*** 500,000$ 2,000,000$ 10,000,000$ 20,000,000$ -$ Direct Mining Costs: Labor**** 37.69$ 46.50$ 39.51$ 33.93$ 43.09$ Supplies, Excluding Roof Control 5.21$ 6.42$ 5.46$ 4.69$ 5.95$ Roof Control 5.99$ 7.38$ 6.27$ 5.39$ 6.84$ M&R 4.55$ 5.19$ 4.69$ 6.94$ 5.19$ Power 1.14$ 1.30$ 1.17$ 1.74$ 1.30$ Other 2.27$ 2.59$ 2.34$ 3.47$ 2.60$ Total Direct Cash Costs 56.85$ 69.38$ 59.44$ 56.15$ 64.97$ Transporation, Washing, Environmental & G&A Costs: Coal Prep***** 7.96$ 9.08$ 8.20$ 12.15$ 9.08$ Materials Handling 1.50$ 1.50$ 1.50$ 1.50$ 1.50$ Raw Coal Trucking***** 10.01$ 9.69$ 18.43$ -$ 17.05$ Clean Coal Trucking 1.25$ 1.25$ 1.25$ 1.25$ 1.25$ Enviro****** 0.50$ 0.50$ 0.50$ 0.50$ 0.50$ G&A 2.00$ 2.00$ 2.00$ 2.00$ 2.00$ Total Transporation, Washing, Environmental & G&A Costs: 23.22$ 24.01$ 31.88$ 17.40$ 31.39$ Indirect Cash Costs Royalty 5.75$ 5.75$ 5.75$ 5.75$ 5.75$ Black Lung Excise Tax 0.55$ 0.55$ 0.55$ 0.55$ 0.55$ SMCRA 0.12$ 0.12$ 0.12$ 0.12$ 0.12$ State Severance 2.30$ 2.30$ 2.30$ 2.30$ 2.30$ Property Tax & Insurance 2.40$ 2.40$ 2.40$ 2.40$ 2.40$ Total Indirect Cash Costs 11.12$ 11.12$ 11.12$ 11.12$ 11.12$ Non Cash Costs Amoritiztion of Development Capital 1.45$ 2.11$ 2.68$ 10.12$ -$ Depreciation of Initial Equipment and Sustaining Capital 5.00$ 5.00$ 5.00$ 5.00$ 5.00$ Depletion 1.00$ 1.00$ 1.00$ 1.00$ 1.00$ Total Non Cash 7.45$ 8.11$ 8.68$ 16.12$ 6.00$ Total Cash Cost 91.18$ 104.51$ 102.44$ 84.68$ 107.47$ EBITDA 23.82$ 10.49$ 12.56$ 30.32$ 7.53$ Fully Loaded Cost 98.64$ 112.62$ 111.12$ 100.80$ 113.47$ Fully Loaded P&L 16.36$ 2.38$ 3.88$ 14.20$ 1.53$ Passes Resource Iniital Economic Assessment? YES YES YES YES YES *Potentially recoverable tons are calculated by applying appropriate modifying factors to in-place resource tonnages **Sales relization represents estimated long range sales price. ***No initial capital required where resources are accessible from existing mines. ****Labor rates are driven based off of super section productivities assuming 250 to 350 feet per unit shift per section. *****Processing assumed to occur at McClure plant. ******Environmental costs assumed to include permiting, outfall maintenance, etc. CES129 Virginia Initial Economic Assessment Resources Exclusive of Reserves 1-28-22.xlsx Page 1 of 1 APPENDIX C MAPS

N Alpha Metallurgical Resources, LLC Map 88-3 Virginia Properties 88 Strip - Big Fork (5050) Buchanan, Dickenson and Russell Counties, Virginia Coordinate System: Virginia South State Plane NAD 83 3000 Scale In Feet 0 Data Point Location Controlled Surface Reserve / Resource as of 12/31/21 Contour / Area Reserve HWM Reserve SS TOP C-35" SL-15" C-7" SL-5" C-2" SL-RA-23" C-25" SL-1.5" C-28" SL. BOT. X C-112" I-57" SL TOP C-17" S-1.75" C-10" SL-8" C-3" SL-8" C-6" SL-4" C-3" SL-24" C-20" SL-3" C-24" SL. BOT. X C-3" S-3" C-9" S-11" C-15" S-20" C-30" S-9" C-99" I-25" C-57" S-3.75" C-32.50" S-14.50"C-27" X C-34.75" S-2.50"C-4" S-1.75" C-10.50" X SS TOP C-28" SL-9" C-22" SL-6" C-8" SL/R-43" C-57" X C-30" S-17" C-7" S-3" C-19" S-16" X SH-TOP C-26" S-6" C-28" SH-BOT C-32" S-13" C-5" S-2" C-7" S-4" SH-TOP C-7" S-14" C-19" SH-BOT RASH -5" C-29" S-32" C-3" S-1" C-7" S-6" SH-TOP C-5" S-6" C-3" SH-BOT S-26" C-21" S-8" C-31" 1-15-1951 C-29" X BAD H/W COAL IN PLACE AUGER MINED AUGER MINED AUGER MINED AUGER MINED AU G ER M IN ED AU GER M IN ED AU GER M IN ED AUGER M IN ED AUGER MINED AUGER MINED AUGER MINED AUGER MINED AUGER MINED AU GE R M IN ED AUGER MINED AUGER MINED AUGER MINED AUGER MINED AUGER MINED AUGER MINED AUGER MINED AUGER MINED AUGER MINED 8-20-64 AUGER MINED 4-27-65 AUGER MINED 5-16-66 AUGER MINED 5-16-66 SOUTH HOLLOW COAL CO. No. 5 T.M. No. 101-D - THICK TILLER SEAMM.I. No. 12929 CLOSED 2-11-85 17 80 T.M . 2 07 -C STALLARD COAL CO. H W 9- 10 -6 5 C R O P C O AL LO ST CROP COAL LOST AUGER M INED 9-1 0-6 5 HW 9-10-65 AUGER MINED 5-16-66 17 7517 70 17 6517 6017 55 17 50174517 40 17 35 17 25 17 20 1715 1710 17 05 17 00 169516 9016 85 16 80 16 7516 7016 65 HW 5-16-66 HW 5-16-66 16 60 16 5516 50 16 45 1632.17 STRIPPED OUT 17 30 HW 12-1-80 HW 1 2- 1- 80 C. C. C. S TR IP # 3 HW 1 -1 6- 80 3-24-1980 C. C. C. S TR IP # 3 3-13-1959 OLD WORKS AUGER MINED AUGER MINED AUGER MINED AUGER MINED HW 1-16-80 C-5'0" I-3'0" X AUGER MINED AUGERMINED CEM M & O C O A L C O . T .M . N o. 4 05 C-48" SH-13" C-7" SH-17" C-31" SH-4" C-21" X JAWBONE/TILLER JAWBONE/TILLER JAWBONE/TILLER BO T. HO LE 1952.9 M & O COAL CO. T.M. No. 405 W IS C O C O AL C O R P 19 64 WISCO COAL CORP 1964 WISCO COAL CORP 1963 WISCO COALCORP 1964 AUGER 1965 SCREAMING EAGLE AUGER 1990 AUGER 1990 AUGER 1990 I-8" AUGER 1989 AUGER 1990 AUGER 1990 AUGER 1990 AUGER 1990 AUGER 1964 1965 WISCO COAL CORP AUGER 1964 SCREAMING EAGLE 1964 1964 SL TOP C-31.5" SL-3.5" C-22" SL-7" C-7" C-4.5" C-18.5" C-21" SL-1" C-33" SL BOT AUGER MINED 1964 AUGER 1964 AUGER 1964 (#01 - 03/01/17) (#02 - 03/01/17) (#03 - 03/02/17) (#04 - 03/02/17) (#05 - 03/02/17) (#06 - 03/03/17) (#07 - 03/03/17) (#08 - 03/03/17) (#09 - 03/03/17) (#10 - 03/07/17) (#11 - 03/07/17) (#12 - 03/07/17) (#13 - 03/08/17) (#14 - 03/08/17) (#15 - 03/08/17) (#16 - 03/09/17) (#17 - 03/09/17) (#18 - 03/10/17) (#19 - 03/10/17) (#20 - 03/11/17) (#35 - 03/13/17) (#36 - 03/14/17) (#29 - 03/15/17) (#30 - 03/15/17) (#31 - 03/16/17) (#32 - 03/16/17) (#28 - 03/16/17) (#27 - 03/17/17) (#26 - 03/17/17) (#25 - 03/17/17) (#24 - 03/17/17) (#23 - 03/21/17) (#37 - 03/21/17) (#38 - 03/21/17) (#39 - 03/22/17) (#40 - 03/22/17) (#41 - 03/23/17) (#42 - 03/23/17) (#22 - 03/23/17) (#22 - 03/23/17) (#43 - 03/24/17) (#44 - 03/24/17) (#45 - 03/25/17) (#46 - 03/27/17) (#47 - 03/28/17) (#48 - 03/29/17) (#49 - 03/30/17) (#50 - 03/30/17) (#51 - 03/31/17) (#52 - 03/31/17) (#53 - 04/04/17) (#54 - 04/05/17) (#55 - 04/05/17) (#56 - 04/06/17) (#57 - 04/06/17) (#58 - 04/06/17) (#59 - 04/07/17) (#60 - 04/07/17) (#61 - 04/07/17) (#62 - 04/07/17) (#63 - 04/08/17) (#64 - 04/08/17) (#65 - 04/10/17) (#66 - 04/10/17) (#67 - 04/10/17) (#68 - 04/11/17) (#68A - 04/11/17) (#68B - 04/11/17) (# 13 4 - 0 6/ 01 /1 7) (P IN CH ED O FF 3 40 ') (# 13 5 - 0 6/ 02 /1 7) (# 13 6 - 0 6/ 02 /1 7) (# 13 6 - 0 6/ 02 /1 7) (#197) (Not Mined) (#196) (Not Mined) (PANEL 11) (PANEL 14) (6/5/15 - #454) (6/8/15 - #455)(6/8/15 - #456) (6/9/15 - #457) (6/9/15 - #458)(6/9/15 - #459)(6/10/15 - #460)(6/10/15 - #461)(6/11/15 - #462)(6/12/15 - #463)(6/15/15 - #464)(6/16/15 - #465)(6/17/15 - #466)(6/18/15 - #467)(6/19/15 - #468)(6/22/15 - #469)(6/23/15 - #470)(6/24/15 - #471)(6/24/15 - #472) (SKIP FAULT LINE - #473) (6/25/15 - #474) (PINCHED OFF - 40ft) (SKIP FAULT LINE - #475)(SKIP FAULT LINE - #476) (6/26/15 - #477) (LOST COUPLING - 460ft) (7/7/15 - #478) (FULL DEPTH - 751ft) (CROSSED HOLES - 558ft) (7/7/15 - #479) (FULL DEPTH - 777ft) (7/8/15 - #480) (FULL DEPTH - 800ft) (7/9/15 - #481) (7/10/15 - #482) (FULL DEPTH - 800ft) (PRESSURED OUT - 740ft) (7/10/15 - #483) (FULL DEPTH - 800ft) (FULL DEPTH - 800ft) (PRESSURED OUT - 780ft) (OUT OF BEAMS - 770ft) (PRESSURED OUT - 780ft) (7/14/15 - #484) (7/14/15 - #485) (7/15/15 - #486) (7/15/15 - #487) (7/16/15 - #488) (CROSSED HOLES - 460ft) (7/17/15 - #489) (PRESSURED OUT - 780ft) (7/17/15 - #490) (7/20/15 - #491) (7/20/15 - #492) (FULL DEPTH - 800ft) (FULL DEPTH - 800ft) (7/21/15 - #493) (FULL DEPTH - 800ft) (7/22/15 - #494) (PRESSURED OUT - 770ft) #5 43 SK IP B AR RI ER (8 /2 1/ 15 - #5 39 ) (B AD R OL LS - 13 0') (8 /2 1/ 15 - #5 40 ) (8 /2 1/ 15 - #5 41 ) (8 /2 1/ 15 - #5 42 ) (B AD R O LL S - 1 65 ') (F UL L DE PT H - 2 45 ') (F UL L DE PT H - 2 43 ') (F UL L DE PT H - 2 45 ') (8 /2 4/ 15 - #5 44 ) (8 /2 4/ 15 - #5 45 ) (P IN CH O FF - 14 5') (P IN CH O FF B AD R O LL - 14 0') (P IN CH O FF - 14 5') (8 /2 5/ 15 - #5 46 ) (8 /2 5/ 15 - #5 47 ) (8 /2 6/ 15 - #5 48 ) (8 /2 6/ 15 - #5 49 ) (8 /2 6/ 15 - #5 50 ) (P IN CH O FF B AD R O LL - 16 0') (P IN CH O FF - 18 5') (P IN CH O FF - 16 5') (8 /2 7/ 15 - #5 51 ) (B AD R O LL S PI NC H O FF - 19 0') (8 /2 7/ 15 - #5 52 ) (B AD R O LL S PI NC H O FF - 20 0') (8 /2 7/ 15 - #5 53 ) (8 /2 7/ 15 - #5 54 ) (B AD R O LL S PI NC H O FF - 22 0') (B AD R O LL S PI NC H O FF - 18 0') (8 /2 8/ 15 - #5 55 ) (B AD R OL LS - 21 0') (8 /2 8/ 15 - #5 56 ) (B AD R OL LS - 18 0') (8 /2 8/ 15 - #5 57 ) (8 /2 8/ 15 - #5 58 ) (8 /2 8/ 15 - #5 59 ) (8 /2 8/ 15 - #5 60 ) (8 /2 8/ 15 - #5 61 ) (8 /2 8/ 15 - #5 62 ) (8 /2 8/ 15 - #5 63 ) (B AD R OL LS - 15 0') (B AD R OL LS P IN CH O FF - 15 0') (B AD R OL LS P IN CH O FF - 16 0') (B AD R OL LS P IN CH O FF - 13 5') (B AD R OL LS P IN CH O FF - 55 ') (B AD R OL LS P IN CH O FF - 10 5') (B AD R OL LS P IN CH O FF - 60 ') SOUTH HOLLOW COAL CO. No. 3 T.M. No. 101-B M.I. No. 11632 FED. I.D. NO. 44-05336 JAWBONE SEAM 17 95 18 00 1805 1810 18 15 18 20 18 25 18 30 C-36" SS-TOP C-36" SS-TOP I-2" C-38" SL-TOP SL-BOT C-49" SL-TOP SL-BOT C-50" SL-TOP I-1" C-37" SS-TOP 1865 1860 18 55 18 50 17 95 18 35 JAW BO N E SEAM Jawbone X C-54" NOV. 06 X TC.EL.1809.6'C-54" X TC.EL.1804.4' X TC.EL.1781.1' X C-30" S-21" C-5.5" S-39" C-18" S-2" C-25" C-20" S-4" C-6" S-6" C-18" XTC.EL.1721.2' X C-34" C-26" C-5" S-2" C-6" S-5" C-6" S-4" C-9" S-26" SH - 9 Ft. XT.C. EL. - 1659.7' X T.C. EL.-1666.9' X LITTLESAVED C-27" S-69" C-6" S-8" C-6" S-14" C-9" S-24" X C-28" X LITTLE SAVED X C-11" XC-24" XC-20" X C-27" S-74" C-15" S-10" C-7" X NOT SAVED C-2.5" S-2" C-7.5" S-12.5" C-6" BOT.JAW. NOT SAVED X C-11"S-9 FT. C-5" S-1" C-6" S-8" C-2" S-12" RASH-9.5" X C-18" S-60" (NOT SAVED) RASH -24" 16" TRIPLE HEAD AVG. DEPTH 85' MAX. DEPTH 210' APR. 2008 XT.C. EL.-1712.5' X C-28" T.C. EL.-1705.2' XC-44.5" S-13.5" C-8" XT.C. EL.-1681.9' C-42" S-11"C-8" X XT.C. EL.-1674.9' XC-45" XT.C. EL.-1675.9' X T.C. EL.-1671.7' X B.C. EL.-1723.4' X T.C. EL.-1738.2' X T.C. EL.-1737.2' X T.C. EL.-1735.3' X T.C. EL.-1745.1' X T.C. EL.-1717.3' X T.C. EL.-1731.0' X T.C. EL.-1748.9' T.C. EL.-1738.7' X T.C. EL.-1741.7' XC-44" X C-43" X C-43" X C-38" 21" DUAL HEAD AVG. DEPTH 228' MAX. DEPTH 246' APR. 2009 21" DUAL HEAD AVG. DEPTH 216' MAX. DEPTH 246' MAY 2009 21" DUAL HEAD AVG. DEPTH 216' MAX. DEPTH 246' MAY 2009 21" DUAL HEAD AVG. DEPTH 216' MAX. DEPTH 246' MAY 2009 X T.C. EL.-1789.3' X T.C. EL.-1789.2' X C-37" XC-42" X C-42" X C-34" XC-34" X C-10" X C-8" X T.C. EL.-1768.8' X C-46" T.C. EL.-1744.3'XC-34" C-16" X C-8" T.C. EL.-1737.1'X B.C. EL.-1779.4' XC-58" T.C. EL.-1731.9' X C-21" XC-12" X C-36" 21" DUAL HEAD AVG. DEPTH 149' AUG. 2009 MAX. DEPTH 246' XT.C. EL.-1723.2' 21" DUAL HEAD AVG. DEPTH 107' SEPT. 2009 MAX. DEPTH 114' X C-36" XC-42" T.C. EL.-1735.3' X C-24" XC-30" X C-30" X T.C. EL.-1737.3' XT.C. EL.-1737.8' X C-35" X C-26" XC-16" T.C. EL.-1761.4' XC-26" C-42" X C-48" X C-32"X C-9" X B.C. EL.-1754.7' B.C. EL.-1744.7' X X B.C. EL.-1750.9' THICK Tiller CROP COAL APPROX. LOC. JULY 10 THICK Tiller CROP COAL APPROX. LOC. AUG. 10 C-36" S-2" C-2"S-1.5" C-11.5" S-1" C-8" S-6.5" X THICK Tiller (Jawbone & Tiller) X C-18" B.C. EL.-1765.7' B.C. EL.-1771.2' XC-40" X B.C. EL.-1773.0' X B.C. EL.-1769.2' XB.C. EL.-1776.0' X C-15" C-37" XC-17" C-18" X X C-24" C-36" XTC.EL.1630.3' C-52" S-12" C-13" S-6.5" X THICK Tiller (Jawbone & Tiller) all gone XC-41" XT.C. EL.-1796.8' XC-40" XC-24" X C-34" B.C. EL.-1803.4' XB.C. EL.-1796.1' C-48" THICK Tiller (Jawbone & Tiller) X T.C. EL.-1697.0' X C-52" X C-48" XC-22" X C-23" X C-24" X C-24" T.C. EL.-1708.0' B.C. EL.-1810.2' B.C. EL.-1816.4' X B.C. EL.-1827.0' X T.C. EL.-1827.9' T.C. EL.-1815.9' T.C. EL.-1814.8'X XB.C. EL.-1818.4' XB.C. EL.-1822.7' MORE OLD WORKS THAN SHOWN ON MAP X C-48" X C-58" X C-56" X C-66"X XT.C. EL.-1811.1' XT.C. EL.-1814.9' XT.C. EL.-1821.6' X C-55" S-10" C-6" S-14" X T.C. EL.1623.0' C-51" S-3" X XB.C. EL.-1830.5' X C-29" S-2" C-4" S-5" C-19" S-2"C-11" X C-24" S-4" C-4" S-5" C-18" T.C.EL.1661.3'X X T.C.EL.1672.2' X T.C. EL.-1833.8' XT.C. EL.-1830.3' X C-32"T.C. EL.-1838.7' X X C-36" C-38" X B.C. EL.-1836.7' XT.C. EL.-1603.4' XT.C. EL.-1595.1' X T.C. EL.-1844.8' X T.C. EL.-1852.4' XB.C. EL.-1852.5' XC-36" XC-46" XC-30" C-60" S-23" X C-53"X C-60"X C-53"X X C-36" XT.C. EL.-1855.1' X C-24" X C-42.5" X C-32.5" X C-60" S-24" B.C. EL.-1954.3' X B.C. EL.-1959.4'X X T.C. EL.-1860.8' X C-32" T.C. EL.-1844.4' C-43.5"X X C-41.5" Jawbone BERM C-20" X T.C. EL.-1896.1' T.C. EL.-1725.0' X T.C. EL.-1725.8'X C-48" H /W C-24"X X T.C. EL.-1902.0' X T.C. EL.-1885.9' X T.C. EL.-1898.3' C-66"X X RASH-36" C-16"S-3" C-18"X T.C. EL.-1891.0' X XB.C. EL.-1898.3' XT.C. EL.-1729.0' XT.C. EL.-1722.4' X C-7" S-6" C-36" RASH-24" X C-35" S-4" C-20" S-1"C-11" C-34" S-4.5" C-21" S-2.5" C-10" X T.C. EL.-1713.4' X T.C. EL.-1717.2' X X C-40" X B.C. EL.-1889.4' X X X X X X X X X T.C. EL.-1886.1' T.C. EL.-1889.2' B.C. EL.-1888.7' B.C. EL.-1887.0' B.C. EL.-1889.8' B.C. EL.-1886.4' X B.C. EL.-1890.5' X B.C. EL.-1891.6' X B.C. EL.-1890.4' X B.C. EL.-1884.7' C-35"X X B.C. EL.-1889.2' C-69"RASH-32" X X XC-46" X RASH-30" C-29 C-20 C-23 C-40 C-42 C-48 C-41 C-42 C-54 C-87 C-68 C-42 C-42 C-19 S-1 C-10 C-40 C-41 TOP & BOT. SPLIT (RASH) X B.C. EL.-1868.1' X B.C. EL.-1869.1' X B.C. EL.-1871.0' X B.C. EL.-1871.6' X B.C. EL.-1871.5' X B.C. EL.-1873.5' X B.C. EL.-1873.4' C-36 C-37.5 C-48 C-44 C-40 C-34 C-28 BOT. SPLIT (RASH) X TOP & BOT. SPLIT (RASH) C-31 RASH-.5 C-14 RASH-1C-11 RASH-7 C-17 B.C. EL.-1881.4'XC-41 C-41 C-40 X X B.C. EL.-1880.2' B.C. EL.-1886.2' X X XT.C. EL.-1884.8' C-25C-39 S-10 R-12 C-37 C-40 C-41 C-42 C-38 C-51 Jawbone C-37 C-31 C-13 C-40 C-29 C-22 C-45 C-38 C-18 S-1 C-17.5 C-18S-1 C-18 C-18 S-1 C-18 C-18 S-1 C-17 C-12 S-2 C-19 C-24 S-1.5 C-20 C-43 C-41 C-18S-1 C-20.5 C-38 C-39 C-41 TOP & BOT Jawbone MAR 14 tOP & bOT Jawbone C-42 C-41 C-36 C-53 C-54 C-42 C-16 S-1 C-18 C-19 S-1 C-19 C-24 S-1.5 C-22 C-24 S-1 C-10 C-30 S-1C-6 C-17 S-1 C-6.5 R-12 C-18 R-59 R-7 C-13 R-67 TOP Jawbone MAR 14 C-29 C-29 C-18 S-2.5 C-9 C-18 S-2 C-8.5 C-19 S-2 C-9 C-21 C-29 C-53 R-41 BOT Jawbone may 15 TOP & BOT Jawbone may 14 C-24 C-25 C-25 C-24 C-31 C-24 C-24 C-32 C-27 C-25 C-14 S-10 C-18.5 C-18 S-1.5 C-8 C-19 S-1 C-7.5 C-18 S-1.5 C-9 C-28 C-27.5 C-27.5 C-28 C-20 S-.5 C-20 C-22.5 S-3 C-2 S-.5 C-9 C-21 S-1 C-28 C-26 C-28 C-28.5 C-27 C-23 C-16 C-30 C-20 C-48 C-48 C-48 C-29 S 40 min -11 C-29S 11 (min-40) Top & Bot Jawbone Top Jawbone C-14 S-1.5 C-11 C-14 S-.5 C-9 X X X X X X X X X X X X T.C. EL.-1968.6' pit has auger holes C-19 S-2 C-9 C-19 S-1.5 C-9.5 C-18.5 S-1.5 C-6 C-20 S-1 C-9 C-48 C-25 C-25 C-23 C-18 C-27 C-48 C-50 C-60 S-1.5 C-3 R-12R-16 R-16 C-50 S-9.5 R-15 C-50 S-9.5 R-15 C-50 S-9.5 R-15TOP & BOT Jawbone Top Jawbone C-23 C-22 S-11 R-31 C-22 S-11 R-31 C-22 S-11 R-31 TOP & BOT Jawbone Dec. 14 TOP Jawbone Dec. 14 X T.C. EL.-1869.7' C-60 C-50 C-10 C-18 C-22 Bot Jawbone jan 15 C-63 C-52 Top & Bot Jawbone C-47 C-42 C-42 X B.C. EL.-1869.4' X T.C. EL.-1867.5' XB.C. EL.-1872.2' XB.C. EL.-1872.5 C-44 C-45 C-46 TOP & BOT JawboneS-2 R-17 S-4 C-12 R-15 C-42 C-22 C-30.5 C-29.5 C-31.5 C-18 S-1.5 C-9 C-24 S-.5 C-8.5 C-21 S-.5 C-10 TOP & BOT Jawbone C-53 C-50 C-47 C-5.5 S-.05 C-8.5 R-9 C-6 S-1C-5 R-9 C-5.5 S-1 C-5 R-8 XB.C. EL.-1963.3' C-24 S 16 (min-40) C-25 S 15 (min-40) C-25 S 15 (min-40) C-24 S 16 (min-40) C-28.5 C-28.5C-30 C-32 C-34 C-35 X T.C. EL.-1919.1'C-31 C-31 Top & Bot Jawbone C-52 X T.C. EL.-1945.5' Top & Bot Jawbone C-25 C-27 C-26 C-36 C-35 C-28 S-2 C-20 C-27 S-2C-21 S-.25 C-9 R-9 C-4 R-9 S-.50 C-8.5 R-8 C-4 R-10.5 S-5 S-5 S-5 R-4 R-4 R-4 C-26.5 C-22 C-22.5 C-27 C-23.5 C-27.5 C-28 C-50 C-46 C-62 C-61 Top & Bot Jawbone Top & Bot Jawbone C-31 C-28 C-29C-26 C-61 C-61 Top & Bot Jawbone C-14.5 S-1 C-16 C-18 S-1 C-15.5 C-18 S-1 C-15.5 C-15 S-2 C-35 S-2.5 C-9 C-15 S-2 C-35 S-2.5 C-9 C-15 S-2 C-35 S-2.5 C-9 C-42 C-50 R-24 R-24 Top & Bot Jawbone X T.C. EL.-1732.0' C-14.5 S-1 C-16 C-18 S-1 C-15.5 C-8.5 S-.25 C-10.5 C-24 C-25.5 Top & Bot Jawbone Top & Bot Jawbone Top & Bot Jawbone C-15 S-2 C-35 S-2.5 C-9 C-24 C-24 Top & Bot Jawbone C-6.5 S-1.5C-6.5 S-1.5 C-44.5 C-13.5 S-.5 C-14.5 S-1.5 C-28 C-4.5 S-18 C-3.5 C-5 S-.5 C-2C-14 C-2 Top & Bot Jawbone C-38 S-1 C-5.5 C-38 S-1 C-5.5 C-36 S-3 C-36 S-5.5 C-8 C-36 S-3 C-36 S-5.5 C-8 Top Jawbone Top Jawbone Top & Bot Jawbone C-19S-2 C-9.5 C-20 S-2 C-8 C-18 S-1 C-8 C-18 S-1C-7 X B.C. EL.-1955.1' X B.C. EL.-1958.5' Top & Bot Jawbone C-34 S-3 C-30 S-2 C-5 S-.5 C-1 S-7 C-1 S-4.5 C-5 C-34 S-3 C-30 S-2 C-5 S-.5 C-1 S-7 C-1 S-4.5 C-5 C-60 C-60 Top Jawbone Top Jawbone C-26 t/s C-26 S-5 C-18 C-26 S-5 C-18 C-26 S-5 C-18 C-26 t/s Top & Bot Jawbone C-14 b/s C-14 b/s C-60 C-24 C-60 C-24 C-60 C-24 Top & Bot Jawbone C-60 C-24 Top & Bot Jawbone Top Jawbone C-28 C-28 C-27 C-28 C-27 Top & Bot Jawbone Top Jawbone C-27 C-62 C-1S-14 C-5 R-9 C-62 C-1 S-14 C-5 R-9 Top & Bot Jawbone Top Jawbone To p & Bo t Ja wb on e C-24 C-24 C-25 C-24 C-33 S-4 C-37 C-80 C-80 C-80 C-12 C-12 C-12 C-16 C-16 Top & Bot Jawbone Top & Bot Jawbone C-65 C-65 C-80 C-12 C-64 C-64 C-11.5 C-11.5 C-11.5 T op & Bot Jaw bone Top & Bot Jawbone Top & Bot Jawbone C-78 C-64 Top & Bot Jawbone C-20S-.5 C-14 S-.5 C-32 S-2 C-4 S-10 C-5 C-20 S-.5 C-14 S-.5 C-32 S-2 C-4 S-10 C-5 C-20 S-.5 C-14 S-.5 C-32 S-2 C-4 S-10 C-5 C-58 C-58 C-58 C-15.5 S-1 C-7 C-11.5 S-.5 C-13 S-3 C-1 C-26 S-15 C-6 C-21.5 S-1 C-12 C-19 S-2 C-1 S-2.5 C-1.5 S-.5 C-1.5 S-1 C-2.5 C-30 C-30 S-2 C-4 C-29 S-2 C-2 C-30 S-4C-3.5 C-19 S-2 C-1 S-2.5 C-1.5 S-.5 C-1.5 S-1 C-2.5 C-19 S-2 C-1 S-2.5 C-1.5 S-.5 C-1.5 S-1 C-2.5 C-19 S-2 C-1 S-2.5 C-1.5 S-.5 C-1.5 S-1 C-2.5 C-42 C-11 S-12C-13 C-18 C-24 C-22 C-20 C-20 C-19 C-20C-26 C-26 Top & Bot Jawbone Top Jawbone C-24 C-23 C-23 C-24 C-24 C-28.5 S-3.5 C-27 S-17 C-3 S-1 C-1 S-7 C-2 C-31 S-4 C-22 S-16 C-4 S-2 C-4 S-1C-2 S-1 C-1 Top & Bot Jawbone To p Ja wb on e Top Jawbone Top & Bot Jawbone Top Jawbone C-58 S-5 C-8S-3.5 C-2.5 C-48 S-3.5 C-6.5 S-1 C-2.5 S-2.5 Top Jawbone Top Jawbone Top Jawbone C-72 Top & Bot Jawbone Top & Bot Jawbone C-67 Top & Bot Jawbone Top & Bot Jawbone Top & Bot Jawbone Top & Bot Jawbone Top & Bot Jawbone Top & Bot Jawbone Top Jawbone C-23 C-22.5 C-21 Top & Bot Jawbone Top Jawbone 1950. Both JB and TL N Alpha Metallurgical Resources, LLC Map 88-10 Virginia Properties 88 Strip - Jawbone (6000) Buchanan, Dickenson and Russell Counties, Virginia Coordinate System: Virginia South State Plane NAD 83 3000 Scale In Feet 0 Data Point Location Controlled Surface Reserve / Resource as of 12/31/21 Contour / Area Reserve HWM Reserve Previous Surface Mining

No Coal Recoverd (#1469 07-10-19) (FULL DEPTH - 3 00') (#1468 07-10-19) (FULL DEPTH - 2 90') (#1467 07-10-19) (FULL DEPTH - 280') (#1466 07-10-19) (FULL DEPTH - 2 70') (#1465 07-11-19) (FULL DEPTH - 2 60') (#1464 07-11-19) (FULL DEPTH - 2 50') (#1463 07-11-19) (FULL DEPTH - 2 40') (#1462 07-11-19) (FULL DEPTH - 2 40') (#1461 07-12-19) (FULL DEPTH - 2 30') (#1460 07-12-19) (FULL DEPTH - 230') (#1459 07-12-19) (FULL DEPTH - 2 40') (#1458 07-12-19) (FULL DEPTH - 240') (#1457 07-12-19) (FULL DEPTH - 2 50') (#1470 07-13-19) (PRESSURED OUT - 605') (#1471 07-15-19) (AUGGERS GOBBED OFF - 560') (#1472 07-16-19) (PRESSURED OUT - 580') (#1473 07-17-19) (PRESSURED OUT - 620') (#1474 07-17-19) (PRESSURED OUT - 495') (#1475 07-17-19) (PRESSURED OUT - 550') (#1476 07-18-19) (PRESSURED OUT - 400') (#1477 07-18-19) (PRESSURED OUT - 460') (#1478 07-19-19) (PRESSURED OUT - 500') (#1479 07-19-19) (PRESSURED OUT - 500') (#1480 07-20-19) (PRESSURED OUT - 640') (#1481 07-22-19) (PRESSURED OUT - 600') (#1482 07-23-19) (PRESSURED OUT - 610') (#1483 07-23-19) (PRESSURED OUT - 590') (#1484 07-24-19) (PRESSURED OUT - 600') (#1485 07-24-19) (PRESSURED OUT - 660') (#1486 07-25-19) (PRESSURED OUT - 620') (#1487 07-26-19) (PRESSURED OUT - 700') (#1488 07-26-19) (PRESSURED OUT - 640') (#1455 07-30-19) (FULL DEPTH - 2 53') (#1454 07-30-19) (FULL DEPTH - 2 52') (#1453 07-30-19) (FULL DEPTH - 2 45') (#1452 07-30-19) (FULL DEPTH - 2 35') (#1451 07-30-19) (FULL DEPTH - 230') (#1450 07-30-19) (FULL DEPTH - 2 20') (#1456 07-29-19) (FULL DEPTH - 2 52') (#71 - 04/18/17) (#69 - 04/13/17) (#70 - 04/17/17) (#72 - 04/19/17) (#73 - 04/20/17) (#74 - 04/21/17) (#75 - 04/22/17) (#76 - 04/24/17) (#77 - 04/25/17) (#78 - 04/26/17) (#79 - 04/27/17) (#80 - 04/28/17) (#81 - 04/28/17) (#82 - 04/29/17) (#83 - 05/02/17) (#84 - 05/03/17) (#85 - 05/03/17) (#86 - 05/03/17) (#87 - 05/04/17) (#88 - 05/04/17) (#89 - 05/05/17) (#90 - 05/05/17) (#91 - 05/06/17) (#92 - 05/08/17) (#93 - 05/08/17) (#94 - 05/09/17) (#95 - 05/09/17) (#96 - 05/09/17) (#97 - 05/09/17) (#98 - 05/10/17) (#99 - 05/10/17) (#100 - 05/10/17) (#101 - 05/10/17) (#102 - 05/10/17) (#103 - 05/11/17) (#104 - 05/11/17) (#105 - 05/12/17) (#106 - 05/12/17) (#107 - 05/12/17) (#108 - 05/12/17) (#109 - 05/16/17) (#110 - 05/16/17) (#111 - 05/17/17) (#112 - 05/17/17) (#113 - 05/17/17) (#114 - 05/18/17) (#115 - 05/18/17) (#116 - 05/18/17) (#117 - 05/18/17) (#118 - 05/19/17) (#119 - 05/19/17) (# 27 0 - 0 8/ 24 /1 7) (# 27 1 - 0 8/ 25 /1 7) (# 27 2 - 0 8/ 25 /1 7) (# 27 3 - 0 8/ 25 /1 7) (# 27 4 - 0 8/ 26 /1 7) (# 27 5 - 0 8/ 28 /1 7) (# 27 6 - 0 8/ 29 /1 7) (# 27 7 - 0 8/ 29 /1 7) (# 27 8 - 0 8/ 30 /1 7) (# 27 9 - 0 8/ 30 /1 7) (# 28 0 - 0 8/ 30 /1 7) (# 28 1 - 0 8/ 31 /1 7) (# 28 2 - 0 8/ 31 /1 7) (# 28 3 - 0 9/ 01 /1 7) (# 28 4 - 0 9/ 01 /1 7) (# 28 5 - 0 9/ 01 /1 7) (# 28 6 - 0 9/ 05 /1 7) (# 28 7 - 0 9/ 05 /1 7) (# 28 8 - 0 9/ 06 /1 7) (# 28 9 - 0 9/ 06 /1 7) (# 29 0 - 0 9/ 07 /1 7) (# 26 9 - 0 9/ 07 /1 7) (# 26 8 - 0 9/ 08 /1 7) (# 29 1 - 0 9/ 08 /1 7) (# 29 2 - 0 9/ 09 /1 7) (4-1-15 - #306)(4/2/15 - #307)(4-6-15 - #308)(4-7-15 - #309)(4/8/15 - #310)(4/9/15 - #311)(4/13/15 - #312)(4/14/15 - #313)(4-15-15 - #314)(4/16/15 - #315) SKIP BARRIER SKIP #504 SKIP #526 (8 -2 3- 16 - #1 04 5) (F ULL D EP TH - 12 4') (8 -2 3- 16 - #1 04 6) (F ULL D EP TH - 13 9') (8 -2 3- 16 - #1 04 7) (F ULL D EP TH - 15 7') (8 -2 3- 16 - #1 04 8) (F ULL D EP TH - 18 0') (8 -2 4- 16 - #1 04 9) (F ULL D EP TH - 20 1') (8 -2 4- 16 - #1 05 0) (F ULL D EP TH - 22 1') (8 -2 4- 16 - #1 05 1) (P RES SU RED O UT - 3 50 ') (8 -2 5- 16 - #1 05 2) (F ULL D EP TH - 38 5') (8 -2 5- 16 - #1 05 3) (F ULL D EP TH - 37 7') (8 -2 6- 16 - #1 05 4) (8 -2 7- 16 - #1 05 5) (F ULL D EP TH - 37 7') (F ULL D EP TH - 38 6') (8 -2 7- 16 - #1 05 6) (F ULL D EP TH - 40 6') (8 -2 9- 16 - #1 05 7) (P REA SU RED O UT - 4 30 ') (8 -3 0- 16 - #1 05 8) (P REA SU RED O UT - 5 20 ') (8 -3 0- 16 - #1 05 9) (P REA SU RED O UT - 5 40 ') (8 -3 1- 16 - #1 06 0) (P REA SU RED O UT - 6 80 ') S-12 C-28 S-12 C-28 S-12.5 C-27.5 (9 -0 1- 16 - #1 06 1) (P REA SU RED O UT - 6 60 ') (9 -0 2- 16 - #1 06 2) (P RE AS UR ED O UT - 64 0') (9 -0 6- 16 - #1 06 3) (P RE AS UR ED O UT - 56 0') (9 -0 6- 16 - #1 06 4) (P RE AS UR ED O UT - 64 0') (9 -0 7- 16 - #1 06 5) (P REA SU RED O UT - 5 40 ') (9 -0 7- 16 - #1 06 6) (P RE AS UR ED O UT - 54 0') (9 -0 8- 16 - #1 06 7) (P REA SU RED O UT - 4 80 ') (9 -0 8- 16 - #1 06 8) (P REA SU RED O UT - 5 00 ') (9 -0 9- 16 - #1 06 9) (9 -0 9- 16 - #1 07 0) (P REA SU RED O UT - 3 00 ') (9 -1 0- 16 - #1 07 1) (P REA SU RED O UT - 6 40 ') (9 -1 2- 16 - #1 07 2) (P REA SU RED O UT - 6 70 ') (9 -1 3- 16 - #1 07 3) (P REA SU RED O UT - 6 55 ') (9 -1 3- 16 - #1 07 4) (P REA SU RED O UT - 6 00 ') (9 -1 4- 16 - #1 07 5) (P REA SU RED O UT - 6 70 ') (9 -1 5- 16 - #1 07 6) (G EN SE T IS SU ES - 65 0') (9 -2 1- 16 - #1 07 7) (P REA SU RED O UT - 6 00 ') (9 -2 2- 16 - #1 07 8) (F ULL D EP TH - 64 3') (9 -2 4- 16 - #1 07 9) (F ULL D EP TH - 60 0') (9 -2 6- 16 - #1 08 0) (F ULL D EP TH - 60 0') (9 -2 7- 16 - #1 08 1) (F ULL D EP TH - 60 0') (9 -2 8- 16 - #1 08 2) (P REA SU RED O UT - 4 00 ') (9 -2 9- 16 - #1 08 3) (P REA SU RED O UT - 5 25 ') (9 -3 0- 16 - #1 08 4) (F ULL D EP TH - 56 5') (1 0- 04 -1 6 - #1 08 5) (F ULL D EP TH - 55 0') (1 0- 04 -1 6 - #1 08 6) (F ULL D EP TH - 54 6') (F ULL D EP TH - 54 6') (1 0- 05 -1 6 - # 10 87 ) (1 0- 05 -1 6 - #1 08 8) (F ULL D EP TH - 55 6') (1 0- 06 -1 6 - #1 08 9) (P REA SU RED O UT - 5 40 ') (1 0- 06 -1 6 - #1 09 0) (P REA SU RED O UT - 5 30 ') (1 0- 07 -1 6 - # 10 91 ) (P REA SU RED O UT - 7 00 ') (1 0- 07 -1 6 - # 10 92 ) (P REA SU RED O UT - 6 90 ') (1 0- 08 -1 6 - #1 09 3) (P REA SU RED O UT - 7 00 ') (1 0- 11 -1 6 - # 10 94 ) (P REA SU RED O UT - 5 30 ') (1 0- 11 -1 6 - #1 09 5) (P RE AS UR ED O UT - 59 0') (1 0- 12 -1 6 - #1 09 6) (P REA SU RED O UT - 6 50 ') (1 0- 12 -1 6 - #1 09 7) (P RE AS UR ED O UT - 67 0') (1 0- 13 -1 6 - # 10 98 ) (P REA SU RED O UT - 7 00 ') (1 0- 14 -1 6 - # 10 99 ) (P RE AS UR ED O UT - 71 0') (1 0- 15 -1 6 - #1 10 0) (P REA SU RED O UT - 6 40 ') (1 0- 17 -1 6 - # 11 01 ) (P REA SU RED O UT - 6 20 ') (1 0- 18 -1 6 - # 11 02 ) (P RE AS UR ED O UT - 72 0') (P REA SU RED O UT - 6 40 ') (1 0- 18 -1 6 - #1 10 3) (1 0- 19 -1 6 - # 11 04 ) (F ULL D EP TH - 80 0') (1 0- 20 -1 6 - # 11 05 ) (P RE AS UR ED O UT - 75 0') (1 0- 21 -1 6 - #1 10 6) (P REA SU RED O UT - 7 80 ') (1 0- 22 -1 6 - # 11 07 ) (P REA SU RED O UT - 7 80 ') (1 0- 24 -1 6 - # 11 08 ) (F ULL D EP TH - 80 0') (1 0- 25 -1 6 - #1 10 9) (F ULL D EP TH - 80 0') (1 0- 26 -1 6 - #1 11 0) (F ULL D EP TH - 80 0') (1 0- 27 -1 6 - #1 11 1) (F ULL D EP TH - 80 0') (1 0- 28 -1 6 - #1 11 2) (P RE AS UR ED O UT - 52 0') (1 0- 31 -1 6 - #1 11 3) (P REA SU RED O UT - 7 05 ') (1 0- 31 -1 6 - # 11 14 ) (P REA SU RED O UT - 7 65 ') (1 1- 01 -1 6 - #1 11 5) (P RE AS UR ED O UT - 71 0') (1 1- 02 -1 6 - #1 11 6) (P REA SU RED O UT - 7 40 ') (1 1- 02 -1 6 - # 11 17 ) (P REA SU RED O UT - 7 40 ') (1 1- 02 -1 6 - #1 11 8) (P REA SU RED O UT - 4 60 ') (P REA SU RED O UT - 5 80 ') (11-07-16 - #1119) (FULL DEPTH 510') (11-08-16 - #1120) (FULL DEPTH 510') (11-08-16 - #1121) (FULL DEPTH 510') (11-09-16 - #1122) (FULL DEPTH 518') (11-09-16 - #1123) (FULL DEPTH 528') (11-10-16 - #1124) (FULL DEPTH 537') (11-10-16 - #1125) (FULL DEPTH 546') (11-11-16 - #1126) (FULL DEPTH 557') (11-11-16 - #1127) (FULL DEPTH 572') (11-14-16 - #1128) (FULL DEPTH 588') (11-15-16 - #1129) (FULL DEPTH 606') (11-15-16 - #1130) (FULL DEPTH 625') (11-16-16 - #1131) (FULL DEPTH 638') (11-17-16 - #1132) (FULL DEPTH 650') (11-17-16 - #1133) (FULL DEPTH 665') (11-17-16 - #1134) (PINCHED OFF 657') (11-19-16 - #1135) (PREASURED OUT 675') (11-21-16 - #1136) (PREASURED OUT 550') (11-22-16 - #1137) (FULL DEPTH 727') (11-23-16 - #1138) (PINCHED OFF 720') (11-28-16 - #1139) (PREASURED OUT 750') (11-29-16 - #1140) (PREASURED OUT 500') (11-30-16 - #1141) (PINCHED OFF 770') (12-01-16 - #1142) (PINCHED OFF 780') (12-02-16 - #1143) (PINCHED OFF 760') (12 -15 -16 - # 11 44 ) (12 -16 -16 - # 11 45 ) (12 -16 -16 - # 11 46 ) (12 -16 -16 - # 11 47 ) (12 -19 -16 - # 11 48 ) (12 -19 -16 - # 11 49 ) (12 -20 -16 - # 11 50 ) (12 -20 -16 - # 11 51 ) (12 -21 -16 - # 11 52 ) (12 -21 -16 - # 11 53 ) (12 -22 -16 - # 11 54 ) (12 -22 -16 - # 11 55 ) (12 -27 -16 - # 11 56 ) N Alpha Metallurgical Resources, LLC Map 88-9 Virginia Properties 88 Strip - Jawbone Rider (5950) Buchanan, Dickenson and Russell Counties, Virginia Coordinate System: Virginia South State Plane NAD 83 3000 Scale In Feet 0 Data Point Location Controlled Surface Reserve / Resource as of 12/31/21 Contour / Area Reserve HWM Reserve Previous Surface Mining N Alpha Metallurgical Resources, LLC Map 88-5 Virginia Properties 88 Strip - Kennedy (5300) Buchanan, Dickenson and Russell Counties, Virginia Coordinate System: Virginia South State Plane NAD 83 3000 Scale In Feet 0 Data Point Location Controlled Surface Reserve / Resource as of 12/31/21 Contour / Area Reserve HWM Reserve

N Alpha Metallurgical Resources, LLC Map 88-4 Virginia Properties 88 Strip - Kennedy Rider (5250) Buchanan, Dickenson and Russell Counties, Virginia Coordinate System: Virginia South State Plane NAD 83 3000 Scale In Feet 0 Data Point Location Controlled Surface Reserve / Resource as of 12/31/21 Contour / Area Reserve HWM Reserve N Alpha Metallurgical Resources, LLC Map 88-2 Virginia Properties 88 Strip - Lower Banner (4900) Buchanan, Dickenson and Russell Counties, Virginia Coordinate System: Virginia South State Plane NAD 83 3000 Scale In Feet 0 Data Point Location Controlled Surface Reserve / Resource as of 12/31/21 Contour / Area Reserve

(1 1- 03 -1 7 - # 41 5) (F ULL D EP TH - 42 5') (1 1- 03 -1 7 - # 41 6) (1 1- 04 -1 7 - # 41 7) (F ULL D EP TH - 44 3') (F UL L DE PT H - 4 60 ') (1 1- 06 -1 7 - # 41 8) (F ULL D EP TH - 48 0') (1 1- 07 -1 7 - # 41 9) (M ET HA NE - 42 0') (1 1- 07 -1 7 - # 42 0) (F ULL D EP TH - 52 5') (1 1- 08 -1 7 - # 42 1) (F ULL D EP TH - 55 0') (1 1- 08 -1 7 - # 42 2) (1 1- 09 -1 7 - # 42 3) (1 1- 10 -1 7 - # 42 4) (1 1- 10 -1 7 - # 42 5) (F UL L DE PT H - 5 65 ') (F ULL D EP TH - 61 0') (F ULL D EP TH - 62 0') (F UL L DE PT H - 3 00 ') (1 1- 13 -1 7 - # 42 6) (F UL L DE PT H - 2 62 ') (1 1- 13 -1 7 - # 42 7) (F ULL D EP TH - 23 3') (1 1- 14 -1 7 - #4 28 ) (F UL L DE PT H - 2 20 ') (1 1- 14 -1 7 - # 42 9) (F ULL D EP TH - 20 5') (02-20-16 - #802) (FULL DEPTH - 30') (02-20-16 - #803) (FULL DEPTH - 90') (02-20-16 - #804) (FULL DEPTH - 107') SKIPPED BAD WALL - #805) (02-20-16 - #806) (FULL DEPTH - 402') (02-22-16 - #807) (FULL DEPTH - 375') (FULL DEPTH - 370') (02-22-16 - #808) (FULL DEPTH - 368') (02-22-16 - #809) (FULL DEPTH - 372') (02-22-16 - #810) (FULL DEPTH - 389') (02-23-16 - #811) (02-23-16 - #812) (FULL DEPTH - 800') (02-24-16 - #813) (Pressured OUT - 660')(FULL DEPTH - 800') (02-25-16 - #814) (FULL DEPTH - 800') (02-25-16 - #815) (02-26-16 - #816) (FULL DEPTH - 800') (02-27-16 - #817) (FULL DEPTH - 800') (02-29-16 - #818) (MINER PROBLEMS - 510') (03-03-16 - #818) (AUGER GOBBING OFF - 10') (FULL DEPTH - 800') (03-04-16 - #819) (03-04-16 - #820) (FULL DEPTH - 800') (03-05-16 - #821) (Lost Cutter Chain - 240') (FULL DEPTH - 800') (03-07-16 - #822) (03-08-16 - #823) (FULL DEPTH - 800') (FULL DEPTH - 800') (03-09-16 - #824) (03-09-16 - #825) (Pressured OUT - 720') (Pressured OUT - 540') (03-10-16 - #826) (03-11-16 - #827) (FULL DEPTH - 800') (03-11-16 - #828) (FULL DEPTH - 800') (FELL IN - 510') (03-12-16 - #829) (03-14-16 - #830) (Pressured OUT - 710') (03-15-16 - #831) (Pressured OUT - 660') (03-17-16 - #832) (Pressured OUT - 720') (FULL DEPTH - 800') (03-17-16 - #833) (FULL DEPTH - 800') (03-18-16 - #834) (03-19-16 - #835) (FULL DEPTH - 800') (Pressured OUT - 620') (03-21-16 - #836) (Pressured OUT - 750') (03-23-16 - #837) (MIDDLE ROCK GETTING TOO THICK - 600') (03-24-16 - #838) (03-25-16 - #839) (03-25-16 - #840) (Pressured OUT - 410') (PARTING TOO THICK - 550') (0 4- 30 -1 9 - # 13 00 ) (R O LL /P IN C H ED O FF 1 40 ') (0 4- 30 -1 9 - # 13 01 ) (P IN C H ED O FF 5 40 ') (0 5- 01 -1 9 - # 13 02 ) (P IN C H ED O FF 6 40 ') (0 5- 01 -1 9 - # 13 03 ) (R O LL ED O U T 38 5' ) (0 5- 02 -1 9 - # 13 04 ) (R O LL ED O U T 32 0' ) (0 5- 03 -1 9 - # 13 05 ) (R O LL ED O U T 32 0' ) (0 5- 04 -1 9 - # 13 06 ) (P IN C H ED O FF 6 80 ') (0 5- 06 -1 9 - # 13 07 ) (P IN C H ED O FF 4 40 ') (0 5- 06 -1 9 - # 13 08 ) (P IN C H ED O FF 3 20 ') (0 5- 07 -1 9 - # 13 09 ) (P IN C H ED O FF 3 40 ') (0 5- 07 -1 9 - # 13 10 ) (R O LL ED O U T 14 0' ) (0 5- 08 -1 9 - # 13 11 ) (P IN C H ED O FF 3 60 ') (0 5- 08 -1 9 - # 13 12 ) (R O LL ED O U T 30 0' ) (0 5- 14 -1 9 - # 13 14 ) (P IN C H ED O FF 4 00 ') (0 5- 14 -1 9 - # 13 13 ) (P IN C H ED O FF 4 00 ') (0 5- 15 -1 9 - # 13 15 ) (P IN C H ED O FF 3 50 ') (0 5- 15 -1 9 - # 13 16 ) (P IN C H ED O FF 3 20 ') (0 5- 16 -1 9 - # 13 17 ) (P IN C H ED O FF 2 50 ') (0 5- 16 -1 9 - # 13 18 ) (P IN C H ED O FF 2 10 ') (0 5- 16 -1 9 - # 13 19 ) (P IN C H ED O FF 2 50 ') (0 5- 17 -1 9 - # 13 20 ) (P IN C H ED O FF 3 60 ') (0 5- 17 -1 9 - # 13 21 ) (P IN C H ED O FF 3 60 ') (0 5- 18 -1 9 - # 13 22 ) (P IN C H ED O FF 3 40 ') (0 5- 20 -1 9 - # 13 23 ) (P IN C H ED O FF 3 60 ') (0 5- 21 -1 9 - # 13 24 ) (P IN C H ED O FF 3 50 ') (0 5- 21 -1 9 - # 13 25 ) (P IN C H ED O FF 2 00 ') (0 5- 22 -1 9 - # 13 26 ) (0 5- 22 -1 9 - # 13 27 ) (0 5- 22 -1 9 - # 13 28 ) (0 5- 22 -1 9 - # 13 29 ) (P IN C H ED O FF 1 80 ') (P IN C H ED O FF 1 80 ') (P IN C H ED O FF 1 80 ') (P IN C H ED O FF 1 80 ') 88 Strip - Raven 1 Upper Split (5650), Raven 1 Lower Split (5750) and Raven 1 Upper and Lower Splits Combined (5700) N Alpha Metallurgical Resources, LLC Map 88-8Virginia Properties Buchanan, Dickenson and Russell Counties, Virginia Coordinate System: Virginia South State Plane NAD 83 3000 Scale In Feet 0 Data Point Location Controlled Surface Reserve / Resource as of 12/31/21 Contour / Area Reserve HWM Reserve Previous Surface Mining (#1555 08-23-19) (AUGER GOBBED OFF - 180') (#1554 08-23-19) (PRESSURED OUT - 180') (#1553 08-24-19) (PRESSURED OUT - 440') (#1552 08-24-19) (PRESSURED OUT - 220') (#1551 08-26-19) (PRESSURED OUT - 200') (#1550 08-26-19) (PRESSURED OUT - 200') (#1549 08-27-19) (PRESSURED OUT - 200') (#1548 08-27-19) (PRESSURED OUT - 180') (#1547 08-27-19) (PRESSURED OUT - 120') (#1546 08-27-19) (PRESSURED OUT - 200') (#1558 08-29-19) (PRESSURED OUT - 500')(#1559 08-29-19) (PRESSURED OUT - 420') (#1545 08-28-19) (LOST COUPLER - 160') (#1560 08-30-19) (BAD TOP - 220') (#1561 08-30-19) (#1562 08-30-19) (PRESSURED OUT - 220') (PRESSURED OUT - 220') (#1556 08-28-19) (PRESSURED OUT - 320') (#1557 08-28-19) (PRESSURED OUT - 80') (#1563 09-03-19) (PRESSURED OUT - 440')(#1564 09-04-19) (PINCHED OFF - 460')(#1565 09-04-19) (PRESSURED OUT - 510')(#1566 09-05-19) (PRESSURED OUT - 460') (#1567 09-06-19) (PRESSURED OUT - 400')(#1568 09-06-19) (PRESSURED OUT - 340')(#1569 09-07-19) (PRESSURED OUT - 340')(#1570 09-09-19) (PINCHED OFF - 260') (# 18 48 0 3- 13 -2 0) (A U G ER S G O BB ED O FF - 40 0' ) (# 18 47 0 3- 14 -2 0) (A UG ER S G O BB ED O FF - 56 0' ) (#1860 03-14-20) (FULL DEPTH - 504') (#1861 03-14-20) (FULL DEPTH - 514') (#1862 03-16-20) (#1863 03-16-20) (W ET CO AL AUG ERS - 260') (FULL DEPTH - 523') (#1856 03-17-20) (FULL DEPTH - 446') (#1857 03-17-20) (FULL DEPTH - 469') (# 18 53 0 3- 17 -2 0) (F U LL D EP TH - 58 4' ) (# 18 52 0 3- 18 -2 0) (P R ES SU R ED O U T - 6 00 ') (# 18 51 0 3- 18 -2 0) (A UG ER S G O BB ED O FF - 56 0' ) (# 18 50 0 3- 19 -2 0) (A U G ER S G O BB ED O FF - 60 0' ) (# 18 49 0 3- 20 -2 0) (P IN CH ED O FF - 54 0' ) (#1854 03-20-20) (PINCHED OFF - 240') (#1855 03-20-20) (LO T O F W ATER - 240') (#1858 03-21-20) (#1859 03-21-20) (HIT W ATER - 290') (FULL DEPTH - 481') (#1864 03-23-20) (AUGER OVERLOAD - 310') (#1865 03-23-20) (AUG ER O VERLO AD - 320') (#1866 03-23-20) (FULL DEPTH - 544') (#1867 03-24-20) (FULL DEPTH - 551') (#1869 03-25-20) (FULL DEPTH - 179') (#1870 03-25-20) (FULL DEPTH - 184') (#1871 03-25-20) (FULL DEPTH - 191 (#1872 03-25-20) (FULL DEPTH - 216 (#1873 03-25-20) (FULL DEPTH - 228 (#1874 03-25-20) (FULL DEPTH - 239 95 4 01 (PINCHED O FF - 92') 97 04-01-20) (AUG G ERS G O BBED O FF - 260') (#1896 SKIPPED NO T ENO UG H CO AL)898 04-02-20) (BLO W N HO SE- 121') (#1908 04-02-20) (GEN SET TROUBLE - 121') (#1922 04-21-20) (BLOWN SHEER HOSE - 300') (#1921 04-22-20) (BLOWN OIL HOSE - 307') (#1920 04-22-20) (FULL DEPTH - 307') (#1919 04-23-20) (PINCHED OFF - 240') (#1918 04-23-20) (PINCHED OFF - 180') (#1917 04-23-20) (FULL DEPTH - 260') (#1916 04-24-20) (FULL DEPTH - 240') (#1915 04-24-20) (FULL DEPTH - 235') (#1914 04-24-20) (FULL DEPTH - 220') (#1913 04-25-20) (BLOWN HYDRAULIC HOSE - 140') (#1912 04-25-20) (FULL DEPTH - 185') (#1911 04-25-20) (FULL DEPTH - 178') (#191 04-25-20) (FULL DEPTH - 173') (#1909 04-25-20) (PRESSURED UP - 173') (#1907 04-27-20) (PINCHED OFF - 333') 906 04-27-20) (PINCHED O FF - 250') (#1905 04-27-20) (PINCHED O FF - 301') (#1904 04-28-20) (PINCHED O FF - 347') (#1903 04-28-20) (PINCHED O FF - 160') N Alpha Metallurgical Resources, LLC Map 88-7 Virginia Properties Buchanan, Dickenson and Russell Counties, Virginia Coordinate System: Virginia South State Plane NAD 83 3000 Scale In Feet 0 Data Point Location Controlled Surface Reserve / Resource as of 12/31/21 Contour / Area Reserve HWM Reserve Previous Surface Mining 88 Strip - Raven 2 (5550)

Both JB and TL Tiller only AU G ER 1 99 3 AU G ER 1 99 3 AUGER 1991 WISCO C OAL C ORP 19 63 WISCO COAL CORP 1964 BLACK THUNDER 1989 WISCO C OAL C ORP 19 63 WISCO COAL CORP 1963 AUGER 1963 AUGER 1963 (# 18 48 0 3- 13 -2 0) (A U G ER S G O BB ED O FF - 40 0' ) (# 18 47 0 3- 14 -2 0) (A UG ER S G O BB ED O FF - 56 0' ) (#1860 03-14-20) (FULL DEPTH - 504') (#1861 03-14-20) (FULL DEPTH - 514') (#1862 03-16-20) (#1863 03-16-20) (W ET CO AL AUG ERS - 260') (FULL DEPTH - 523') (#1856 03-17-20) (FULL DEPTH - 446') (#1857 03-17-20) (FULL DEPTH - 469') (# 18 53 0 3- 17 -2 0) (F U LL D EP TH - 58 4' ) (# 18 52 0 3- 18 -2 0) (P R ES SU R ED O U T - 6 00 ') (# 18 51 0 3- 18 -2 0) (A UG ER S G O BB ED O FF - 56 0' ) (# 18 50 0 3- 19 -2 0) (A U G ER S G O BB ED O FF - 60 0' ) (# 18 49 0 3- 20 -2 0) (P IN C H ED O FF - 54 0' ) (#1854 03-20-20) (PINCHED OFF - 240') (#1855 03-20-20) (LO T O F W ATER - 240') (#1858 03-21-20) (#1859 03-21-20) (HIT W ATER - 290') (FULL DEPTH - 481') (#1864 03-23-20) (AUG ER O VERLO AD - 310') (#1865 03-23-20) (AUGER OVERLOAD - 320') (#1866 03-23-20) (FULL DEPTH - 544') (#1867 03-24-20) (FULL DEPTH - 551') (#1869 03-25-20) (FULL DEPTH - 179') (#1870 03-25-20) (FULL DEPTH - 184') (#1871 03-25-20) (FULL DEPTH - 191 (#1872 03-25-20) (FULL DEPTH - 216 (#1873 03-25-20) (FULL DEPTH - 228 (#1874 03-25-20) (FULL DEPTH - 239 95 4 01 (PINCHED O FF - 92') (#1897 04-01-20) (AUG G ERS G O BBED O FF - 260') (#1896 SKIPPED NO T ENO UG H CO AL) (#1898 04-02-20) (BLO W N HO SE- 121') (#1908 04-02-20) (GEN SET TROUBLE - 121') (#1922 04-21-20) (BLOWN SHEER HOSE - 300') (#1921 04-22-20) (BLOWN OIL HOSE - 307') (#1920 04-22-20) (FULL DEPTH - 307') (#1919 04-23-20) (PINCHED OFF - 240') (#1918 04-23-20) (PINCHED OFF - 180') (#1917 04-23-20) (FULL DEPTH - 260') (#1916 04-24-20) (FULL DEPTH - 240') (#1915 04-24-20) (FULL DEPTH - 235') (#1914 04-24-20) (FULL DEPTH - 220') (#1913 04-25-20) (BLOWN HYDRAULIC HOSE - 140') (#1912 04-25-20) (FULL DEPTH - 185') (#1911 04-25-20) (FULL DEPTH - 178') (#1910 04-25-20) (FULL DEPTH - 173') (#1909 04-25-20) (PRESSURED UP - 173') (#1907 04-27-20) (PINCHED OFF - 333') 906 04-27-20) (PINCHED OFF - 250') (#1905 04-27-20) (PINCHED O FF - 301') (#1904 04-28-20) (PINCHED OFF - 347') (#1903 04-28-20) (PINCHED O FF - 160') AU G ER 1 99 3 AU G ER 1 99 3 (9 -1 6- 16 - #1 08 5) (P REA SU RED O UT - 3 80 ') (9 -1 6- 16 - #1 08 6) (P IN CHED O FF - 33 0') (9 -1 7- 16 - #1 08 7) (P IN CH ED O FF - 32 0') (9 -1 7- 16 - #1 08 8) (P IN CHED O FF - 16 0') (9 -1 7- 16 - #1 08 9) (P IN CHED O FF - 30 0') (9 -1 7- 16 - #1 09 0) (P IN CHED O FF - 30 0') (9 -1 9- 16 - #1 09 1) (P IN CHED O FF - 30 0') (9 -1 9- 16 - #1 09 2) (P IN CHED O FF - 29 0') (9 -1 9- 16 - #1 09 3) (P IN CHED O FF - 30 0') (9 -2 0- 16 - #1 09 4) (P IN CH ED O FF - 30 0') (P IN CHED O FF - 30 0') (P IN CHED O FF - 30 0') (9 -2 0- 16 - #1 09 5) (9 -2 0- 16 - #1 09 6) (9 -2 1- 16 - #1 09 7 - S KI PP ED ) N Alpha Metallurgical Resources, LLC Buchanan, Dickenson and Russell Counties, Virginia Coordinate System: Virginia South State Plane NAD 83 3000 Scale In Feet 0 Data Point Location Controlled Surface Reserve / Resource as of 12/31/21 Contour / Area Reserve Previous Surface Mining Map 88-11 Virginia Properties - 88 Strip Tiller (6200) and Thick Tiller Seams (6250) N Alpha Metallurgical Resources, LLC Map 88-1 Virginia Properties Buchanan, Dickenson and Russell Counties, Virginia Coordinate System: Virginia South State Plane NAD 83 3000 Scale In Feet 0 Data Point Location Controlled Surface Reserve / Resource as of 12/31/21 Contour / Area Reserve 88 Strip - Upper Banner (4650) HWM Reserve

(#142 - 06/05/17) (#143 - 06/07/17) (#144 - 06/07/17) (#145 - 06/08/17) (#146 - 06/08/17) (#147 - 06/09/17) (#148 - 06/09/17) (#149 - 06/09/17) (#150 - 06/10/17) (#151 - 06/12/17) (#152 - 06/12/17) (#153 - 06/13/17) (#154 - 06/13/17) (#155 - 06/14/17) (#156 - 06/14/17) (#157 - 06/15/17) (#158 - 06/16/17) (#159 - 06/16/17) (#160 - 06/17/17) (#161 - 06/19/17) (#162 - 06/20/17) (#163 - 06/21/17) (#164 - 06/21/17) (#165 - 06/22/17) (#166 - 06/22/17) (#167 - 06/23/17) (#168 - 06/26/17) (#169 - 06/27/17) (#170 - 06/28/17) (#171 - 06/28/17) (#172 - 06/29/17) (#173 - 06/30/17) (#174 - 06/30/17) (#175 - 07/03/17) (#176 - 07/05/17) (#177 - 07/05/17) (#178 - 07/06/17) (#179 - 07/06/17) (#180 - 07/06/17) (#181 - 07/07/17) (#182 - 07/07/17) (#141 - 07/11/17) (#140 - 07/12/17) (#139 - 07/12/17) (#138 - 07/13/17) (#137 - 07/13/17) (#352 - 09/15/17)(#353 - 09/15/17)(#354 - 09/15/17)(#355 - 09/19/17)(#356 - 09/19/17)(#357 - 09/19/17)(#358 - 09/19/17)(#359 - 09/20/17)(#360 - 09/20/17)(#361 - 09/20/17) (#362 - 09/20/17)(#363 - 09/21/17)(#364 - 09/21/17)(#365 - 09/21/17)(#366 - 09/21/17)(#367 - 09/21/17)(#368 - 09/21/17)(#369 - 09/21/17)(#370 - SKIPPED)(#371 - SKIPPED)(#372 - 09/22/17)(#373 - 09/23/17)(#374 - 09/23/17)(#375 - 09/25/17)(#376 - 09/26/17)(#377 - 09/27/17)(#378 - 09/28/17)(#379 - 09/28/17) (#383 - 09/29/17) (#384 - 09/29/17) (#385 - 10/03/17) (#386 - 10/04/17) (#387 - 10/05/17) (#388 - 10/05/17) (#388A - 10/06/17) (#351 - 10/06/17) (#350 - 10/06/17) (#349 - 10/07/17) (#348 - 10/07/17) (#347 - 10/09/17) (#346 - 10/10/17) (#345 - 10/10/17) (#344 - 10/11/17) (#389 - 10/11/17) (#390 - 10/11/17) (#391 - 10/12/17) (#392 - 10/12/17) (#393 - 10/13/17) (#394 - 10/13/17) (#409 - 10/25/17) (#408 - 10/25/17) (#407 - 10/26/17) (#406 - 10/26/17) (#405 - 10/26/17) (#404 - 10/27/17) (#403 - 10/27/17) (#402 - 10/28/17) (#401 - 10/30/17) (#400 - 10/31/17) (#399 - 10/31/17) (#410 - 11/01/17) (FU LL D EPTH 270') (#411 - 11/01/17) (FU LL D EPTH 255') (FULL DEPTH - 600') (12-05-15 - #718) (12-07-15 - #719) (FULL DEPTH - 600') (12-08-15 - #720) (Pressured OUT - 660') (12-09-15 - #721) (PINCHED OFF - 665') (12-10-15 - #722) (PINCHED OFF - 700') (12-14-15 - #723) (Pressured OUT - 700') (12-15-15 - #724) (Pressured OUT - 700') (12-16-15 - #725) (Pressured OUT - 640') (12-18-15 - #726) (Pressured OUT - 660') (12-21-15 - #727) (Pressured OUT - 650') (12-22-15 - #728) (Pressured OUT - 660') (12-23-15 - #729) (PINCHED OFF - 515') (12-28-15 - #730) (Pressured OUT - 580') (12-28-15 - #731)(12-29-15 - #732) (FULL DEPTH - 562') (FULL DEPTH - 504') (12-30-15 - #733) (PINCHED OFF - 468') (12-30-15 - #734) (PINCHED OFF - 402') (12-31-15 - #735) (12-31-15 - #736) (PINCHED OFF - 400') (PINCHED OFF - 360')(PINCHED OFF - 460') (01-04-16 - #737) (01-05-16 - #738) (PINCHED OFF - 560') (01-07-16 - #739) (PINCHED OFF - 575') (01-08-16 - #740) (PINCHED OFF - 575') (01-11-16 - #741) (PINCHED OFF - 600') (01-14-16 - #742) (PINCHED OFF - 540') (01-15-16 - #743) (Pressured OUT - 500') (01-18-16 - #744) (Pressured OUT - 540')(Pressured OUT - 525') (01-19-16 - #745) (01-20-16 - #746) (Pressured OUT - 585') (01-25-16 - #747) (Pressured OUT - 540') (01-26-16 - #748) (Pressured OUT - 400') (01-28-16 - #749) (Pressured OUT - 410') (01-28-16 - #750) (PINCHED OFF - 220') (01-29-16 - #751) (01-29-16 - #752) (01-29-16 - #753) (01-30-16 - #754)(01-30-16 - #755) (PINCHED OFF - 180')(PINCHED OFF - 180') (PINCHED OFF - 140')(PUSHING HARD - 380') (PUSHING HARD - 260') (02-01-16 - #756) (02-01-16 - #757) (PUSHING HARD - 260') (PUSHING HARD - 280') (02-03-16 - #758) (40') (02-04-16 - #759) (PUSHING HARD - 260') (02-04-16 - #760) (02-04-16 - #761) (02-04-16 - #762) (Pressured OUT - 200') (Pressured OUT - 200') (Pressured OUT - 200') (02-09-16 - #763) (02-09-16 - #764) (02-09-16 - #765) (Pressured OUT - 200') (Pressured OUT - 200')(Pressured OUT - 200') (02-10-16 - #766) (Pressured OUT - 200') (02-10-16 - # 771) (Pressured OUT - 4 00') SKIPPED - #767) SKIPPED - # 768) SKIPPED - # 769) SKIPPED - # 770) (02-11-16 - #772) (Pressured OUT - 580') (02-11-16 - #773) (Pressured OUT - 600') (02-15-16 - #774) (Pressured OUT - 480') (02-16-16 - #775) (02-16-16 - #776) (Pressured OUT - 450') (Pressured OUT - 5 00') (02-16-16 - # 777) (Pressured OUT - 3 00') (COAL GETTING SOFT - 4 00') (02-17-16 - # 778) (02-18-16 - #779) (Pressured OUT - 400') (Pressured OUT - 400') (02-18-16 - # 780) (02-18-16 - #781) (02-18-16 - # 782) (Pressured OUT - 170') (Pressured OUT - 230') (02-19-16 - # 783) (Pressured OUT - 410') (Pressured OUT - 405') (02-19-16 - #784) (02-19-16 - # 785) (Pressured OUT - 450') #860 SKIP (03-28-16 - #841) (PINCHED OFF - 280') (03-29-16 - # 842) (PINCHED OFF - 320') (PINCHED OFF - 405') (03-29-16 - # 843) (03-29-16 - #844) (PINCHED OFF - 400') (03-30-16 - #845) (PINCHED OFF - 4 00') (03-30-16 - # 846) (PINCHED OFF - 4 00') (04-01-16 - #847) (PINCHED OFF - 400') (04-01-16 - #848) (PINCHED OFF - 420') (04-02-16 - #849) (PINCHED OFF - 400') (04-02-16 - # 850) (OUT OF TIME - 340') (04-04-16 - # 851) (PINCHED OFF - 400') (04-05-16 - #852) (PINCHED OFF - 5 30') (04-06-16 - #853) (PINCHED OFF - 5 45') (04-07-16 - # 854) (PINCHED OFF - 540') (04-08-16 - # 855) (PINCHED OFF - 5 10') (04-12-16 - #856) (PINCHED OFF - 5 30') #8 63 S KI P #8 64 S KI P #8 65 S KI P #8 66 S KI P #8 67 S KI P #861 SKIP #862 SKIP #868 SKIP (PINCHED OFF - 5 30') (04-13-16 - #857) (PINCHED OFF - 520') (04-14-16 - # 858) (04-15-16 - #869) (PINCHED OFF - 330') #859 SKIP (04-18-16 - #870) (PINCHED OFF - 240') (PINCHED OFF - 300') (PINCHED OFF - 300') (PINCHED OFF - 180') (04-19-16 - #871) (04-19-16 - #872) (04-19-16 - #873) (PINCHED OFF - 310') (04-20-16 - #874) (04-20-16 - #875) (PINCHED OFF - 450') (04-20-16 - #876) (PINCHED OFF - 50') (04-21-16 - #877) (PINCHED OFF - 360') (04-21-16 - #878) (PINCHED OFF - 410') (04-21-16 - #879) (PINCHED OFF - 390') (04-22-16 - #880) (PINCHED OFF - 400') (PINCHED OFF - 400') (PINCHED OFF - 400') (04-22-16 - #881) (04-22-16 - #882) (04-23-16 - #883) (PINCHED OFF - 400') (04-23-16 - #884) (PINCHED OFF - 360') (04-25-16 - #885) (04-25-16 - #886) (PINCHED OFF - 400') (PINCHED OFF - 400') (04-26-16 - #887) (PINCHED OFF - 410') (04-26-16 - #888) (PINCHED OFF - 410') (04-27-16 - #889) (PINCHED OFF - 410') (04-27-16 - #890) (PINCHED OFF - 440') (04-28-16 - #891) (PINCHED OFF - 470') (04-29-16 - #892) (PINCHED OFF - 500') (04-29-16 - #893) (PINCHED OFF - 460') (FULL DEPTH - 98') (5-03-16 - #900) (5-3-16 - # 901) (FULL DEPTH - 116') (5-3-16 - #902) (FULL DEPTH - 135') (5-3-16 - # 903) (FULL DEPTH - 163') (5-3-16 - # 904) (FULL DEPTH - 189') (5-3-16 - # 905) (FULL DEPTH - 212') (5-3-16 - #906) (FULL DEPTH - 232') (5-4-16 - #907) (FULL DEPTH - 246') (5-4-16 - # 908) (FULL DEPTH - 260') (FULL DEPTH - 291') (5-4-16 - #909) (5-4-16 - #910) (FULL DEPTH - 287') (5-5-16 - # 911) SKIPPED BAD TOP #912) (GROUND - 1 83') (5-6-16 - #913) (FULL DEPTH - 345') (5-6-16 - # 914) (BAD TOP - 220') (5-6-16 - # 915) (BAD TOP - 1 60') (5-6-16 - # 916) (PINCHED OFF - 100') (5-6-16 - #917) (PINCHED OFF 90') (5-6-16 - #918) (PINCHED OFF 140') SKIPPED ADVERSE MINING CONDITIONS #920) (5-7-16 - # 919) (BAD TOP 90') SKIPPED ADVERSE MINING CONDITIONS #921) SKIPPED ADVERSE MINING CONDITIONS #922) (5-7-16 - # 923) (PINCHED OFF 140') (5-7-16 - # 924) (PINCHED OFF 160') (5-7-16 - #926) (5-7-16 - # 927) (5-7-16 - # 928) (5-7-16 - # 929) (PINCHED OFF 110') (PINCHED OFF 120') (PINCHED OFF 100') (PINCHED OFF 60') (5-9-16 - #930)(PINCHED OFF 280') (5-9-16 - #931)(PINCHED OFF 130') (5-9-16 - #932) (PINCHED OFF 500') (5-10-16 - #933) (PINCHED OFF 510') (5-10-16 - #934) (PINCHED OFF 670') (5-11-16 - #935) (PINCHED OFF 520') (5-11-16 - #936) (FULL DEPTH 541') (5-11-16 - #937) (FULL DEPTH 524') (FULL DEPTH 506') (5-12-16 - #938) (FULL DEPTH 488') (5-12-16 - #939) (5-13-16 - #940) (FULL DEPTH 473') (5-13-16 - #941) (FULL DEPTH 450') (5-14-16 - #942)(FULL DEPTH 439') (5-14-16 - #943) (FULL DEPTH 397') (5-16-16 - #944)(FULL DEPTH 328') (5-16-16 - #945)(FULL DEPTH 287') (5-16-16 - #946) (FULL DEPTH 251') (5-16-16 - #947)(FULL DEPTH 215') (5-16-16 - #948) (FULL DEPTH 183') (5-17-16 - #949)(FULL DEPTH 150') (5-17-16 - #950) (HIT WATER 345') (5-18-16 - #951) (PINCHED OFF 550') (5-18-16 - #952) (PINCHED OFF 750') (5-19-16 - #953) (PINCHED OFF 760') (5-20-16 - #954) (PINCHED OFF 770') (5-20-16 - #955) (PINCHED OFF 685') (5-23-16 - #956) (Pressured OUT 650') (5-24-16 - #957) (LOST CUTTER CHAIN 400') (5-25-16 - #958) (FULL DEPTH 800') (5-25-16 - #959) (LOST COUPLING 490') (5-26-16 - #960) (PINCHED OFF 760') (5-27-16 - #961) (TIMED OUT 580') (5-31-16 - #962) (PINCHED OFF 750') (6-1-16 - #963)(6-1-16 - #964) (BAD TOP 700')(BAD TOP 700') (6-2-16 - #965) (HOLE FLOODED 380') (6-3-16 - #966) (PINCHED OFF 470') (6-3-16 - #967) (PINCHED OFF 470') (6-3-16 - #968) (PINCHED OFF 400') (6-6-16 - #969) (Pressured OUT 480') (6-6-16 - #970) (Pressured OUT 700') (6-9-16 - #971) (Pressured OUT 200') (6-9-16 - #972) (PINCHED OFF 500') (6-10-16 - #973) (6-10-16 - #974) (Pressured OUT 300')(Pressured OUT 270') (6-14-16 - #975) (PINCHED OFF 680') (6-15-16 - #976) (AUGER OVERLOADING 500') (6-16-16 - #977) (PINCHED OFF 600') (6-17-16 - #978) (PINCHED OFF 580') (6-18-16 - #979) (PINCHED OFF 600') (6-20-16 - #980) (PINCHED OFF 600') SKIPPED - #990 (6-21-16 - #981) (BAD TOP PREASURED OUT 120') (6-21-16 - #982) (BAD TOP PREASURED OUT 250') (6-21-16 - #983) (BAD TOP PREASURED OUT 200') (6-22-16 - #984) (PINCHED OFF 580') (6-23-16 - #985) (PINCHED OFF 580') (6-24-16 - #986)(6-28-16 - #987) (PINCHED OFF 585') (AUGERS OVERLOADING 500') (6-29-16 - #988) (PINCHED OFF 560') (6-30-16 - #989) (PINCHED OFF 530') (7-1-16 - #991) (PINCHED OFF 610') (7-1-16 - #992) (PINCHED OFF 600') (7-5-16 - #993) (PINCHED OFF 600') (7-5-16 - #994) (Pressured OUT 600') (7-6-16 - #995) (Pressured OUT 620') (7-7-16 - #996) (Pressured OUT 625') (7-8-16 - #997) (Pressured OUT 630') (7-11-16 - #998) (Pressured OUT 650') (7-12-16 - #999) (Pressured OUT 570') (7-12-16 - #1000) (Pressured OUT 660') (7-13-16 - #1001) (Pressured OUT 660') (7-14-16 - #1002) (Pressured OUT 700') (7-14-16 - #1003) (Pressured OUT 680') (7-15-16 - #1004) (Pressured OUT 630') (7-15-16 - #1005) (Pressured OUT 340') (7-19-16 - #1006) (PINCHED OFF 640') (7-20-16 - #1007) (Pressured OUT 660') (7-20-16 - #1008) (FULL DEPTH 601') (7-22-16 - #1009) (FULL DEPTH 602') (7-26-16 - #1010) (FULL DEPTH 602') (7-27-16 - #1011) (FULL DEPTH 544') (7-27-16 - #1012) (FULL DEPTH 533') (7-28-16 - #1013) (FULL DEPTH 522') (7-29-16 - #1014) (FULL DEPTH 515') (7-29-16 - #1015) (FULL DEPTH 510') (7-29-16 - #1016) (7-30-16 - #1017) (PINCHED OFF 416') (PINCHED OFF 380') (7-30-16 - #1018) (PINCHED OFF 400') (8-01-16 - #1019) (PINCHED OFF 440') (8-02-16 - #1020) (PINCHED OFF 450') (8-02-16 - #1021) (PINCHED OFF 405') (8-03-16 - #1022) (PINCHED OFF 450') (8-03-16 - #1023) (PINCHED OFF 440') (8-03-16 - #1024) (PINCHED OFF 390') (8-04-16 - #1025) (PINCHED OFF 210') (8-04-16 - #1026) (PINCHED OFF 220') (8-05-16 - #1027) (PINCHED OFF 470') (8-05-16 - #1028) (PINCHED OFF 480') (8-09-16 - #1029) (PINCHED OFF 440') (8-10-16 - #1030) (8-10-16 - #1031) (PINCHED OFF 100') (PINCHED OFF 100') (8-11-16 - #1032) (PINCHED OFF 90') (8-11-16 - #1033) (PINCHED OFF 180') (8-11-16 - #1034) (PINCHED O FF 120') (8-12-16 - #1035) (PINCHED O FF 120') (8-17-16 - #1036) (PINCHED O FF 120') (8-17-16 - #1037) (PINCHED OFF 120') (8-17-16 - #1038) (PINCHED O FF 120') (8-17-16 - #1039) (PINCHED O FF 120') (8-17-16 - #1040) (PINCHED O FF 140') (8-18-16 - #1041) (8-18-16 - #1042) (PINCHED O FF 140') (PINCHED O FF 130') (12-04-17 - #464) (12-05-17 - #465) (12-06-17 - #466) (12-07-17 - #467) PIN C H ED O FF - 530' PIN C H ED O FF - 560' W ET C O AL (AU G ER S) - 450' PR ESSU R ED O U T - 390' (12-07-17 - #468) PIN C H ED O FF - 440' (12-08-17 - #483) (PRESSURED OUT 650') (12-08-17 - #484) (PRESSURED OUT 120') (12-08-17 - #485) (PRESSURED OUT 110') (12-11-17 - #486) (PINCHED OFF 420') (12-12-17 - #487) (PINCHED OFF 450') (12-12-17 - #488) (PRESSURED OUT 190') (12-13-17 - #489) (PINCHED OFF 505') (12-13-17 - #490) (PINCHED OFF 440') (12-14-17 - #491) (PINCHED OFF 340') (12-14-17 - #492) (PINCHED OFF 330') (12-15-17 - #493) (PINCHED OFF 400') (12-15-17 - #469) PIN C H ED O FF - 330' (12-16-17 - #470) PIN C H ED O FF - 430' (12-18-17 - #471) R O LLED O U T - 295' (12-19-17 - #472) PIN C H ED O FF - 270' (12-19-17 - #473) PIN C H ED O FF - 260' (12-19-17 - #474) PIN C H ED O FF - 260' (12-20-17 - #475) (12-20-17 - #476) PIN C H ED O FF - 280' PIN C H ED O FF - 260' (12-21-17 - #477) (12-21-17 - #478) PIN C H ED O FF - 505'PIN C H ED O FF - 400' (12-26-17 - #479) PIN C H ED O FF - 405' (12-26-17 - #480) PIN C H ED O FF - 360' (12-27-17 - #481) PIN C H ED O FF - 465' (12-28-17 - #482) PIN C H ED O FF - 490' (12-28-17 - #503) PIN C H ED O FF - 360' (12-29-17 - #504) PIN C H ED O FF - 560' (12-29-17 - #505) PIN C H ED O FF - 515' C-28 C-28 (PINCHED OFF 400') (01-29-18 - #502) (PINCHED OFF 500') (FULL DEPTH 585') (FULL DEPTH 590') (01-30-18 - #523) (01-30-18 - #522) (FULL DEPTH 575') (01-02-18 - #506) PR ESSU R ED O U T - 685' (01-03-18 - #507) PR ESSU R ED O U T - 675' (01-04-18 - #508) PIN C H ED O FF - 435' (01-04-18 - #509) PR ESSU R ED O U T - 690' (01-05-18 - #510) C U TTER C H AIN ISSU ES - 600' (01-09-18 - #511) (01-10-18 - #512) PR ESSU R ED O U T - 750' PR ESSU R ED O U T - 560' (01-11-18 - #513) PR ESSU R ED O U T - 690' (01-12-18 - #514) PR ESSU R ED O U T - 780' (01-13-18 - #515) PR ESSU R ED O U T - 760' (01-15-18 - #516) PR ESSU R ED O U T - 600' (01-18-18 - #517) PR ESSU R ED O U T - 760' (01-18-18 - #518) PR ESSU R ED O U T - 650' (01-19-18 - #519) PR ESSU R ED O U T - 740' (01-20-18 - #520) PR ESSU R ED O U T - 600' (01-22-18 - #521) PR ESSU R ED O U T - 690' (01-23-18 - #494) (FULL DEPTH 688') (01-24-18 - #495) (FULL DEPTH 680') (01-24-18 - #496) (FULL DEPTH 675') (01-25-18 - #497) (FULL DEPTH 665') (01-26-18 - #498) (FULL DEPTH 665') (01-26-18 - #499) (PINCHED OFF 460') (01-27-18 - #500) (PINCHED OFF 480') (01-27-18 - #501) (FULL DEPTH 570') (01-31-18 - #525) (01-31-18 - #524) (0 3- 01 -1 8 - # 55 2) (P IN C H ED O FF 7 50 ') (0 3- 01 -1 8 - # 55 1) (P IN C H ED O FF 7 30 ') (0 3- 02 -1 8 - # 55 0) (P IN C H ED O FF 7 00 ') (0 3- 06 -1 8 - # 54 9) (L O ST C U TT ER C H AI N 3 15 ') (0 3- 06 -1 8 - # 54 8) (03-07-18 - #578) PIN C H ED O FF - 315' (03-07-18 - #579) FU LL D EPTH - 800' (03-08-18 - #580) FU LL D EPTH - 800' (03-09-18 - #581) PR ESSU R ED O U T - 705' (03-09-18 - #582) PIN C H ED O FF - 465' (03-10-18 - #583) PR ESSU R ED O U T - 670' (03-13-18 - #584) PR ESSU R ED O U T - 750' (03-13-18 - #585) PR ESSU R ED O U T - 570' (03-13-18 - #586) PIN C H ED O FF - 280' (03-14-18 - #587) PIN C H ED O FF - 250' (03-14-18 - #588) (03-14-18 - #589) (03-14-18 - #590) PIN C H ED O FF - 220' PIN C H ED O FF - 200' PIN C H ED O FF - 200' (03-14-18 - #591) (03-14-18 - #592) PIN C H ED O FF - 210' PIN C H ED O FF - 210' (04-02-18 - #596) PIN C H ED O FF - 560' (0 4- 03 -1 8 - # 61 4) (P IN CH ED O FF 7 80 ') (0 4- 04 -1 8 - # 61 5) (P IN CH ED O FF 7 75 ') (0 4- 05 -1 8 - # 61 6) (P IN CH ED O FF 7 60 ') (0 4- 06 -1 8 - # 61 7) (P RE SS UR ED O UT 7 60 ') (04 -06 -18 - # 61 8) (P RESSURED O UT 7 00 ') (04 -07 -18 - # 61 9) (P RESSURED O UT 5 65 ') (04-09-18 - #576) PIN C H ED O FF - 600' (04-10-18 - #577) PIN C H ED O FF - 500' PIN C H ED O FF - 420' (04-10-18 - #595) (0 4- 11 -1 8 - # 54 7) (F U LL D EP TH 8 00 ') (0 4- 12 -1 8 - # 54 6) (P IN C H ED O FF 6 40 ') (0 4- 12 -1 8 - # 54 5) (F U LL D EP TH 8 00 ') (0 4- 13 -1 8 - # 54 4) (P IN C H ED O FF 7 70 ') (0 4- 13 -1 8 - # 54 3) (P IN C H ED O FF 6 60 ') (0 4- 17 -1 8 - # 54 2) (P R EA SS U R ED O U T 58 0' ) (0 4- 17 -1 8 - # 54 1) (P R EA SS U R ED O U T 49 0' ) (0 4- 18 -1 8 - # 54 0) (P IN C H ED O FF 5 00 ') (04-18-18 - # 539) (PINCHED O FF 42 0') (04-19-18 - # 538) (PINCHED O FF 40 0') (04-19-18 - #537A) (PINCHED OFF 550') (04-20-18 - #537) (PINCHED OFF 605') (04-20-18 - #536) (LOST CUTTER CHAIN 300') (04-21-18 - #535) (PINCHED OFF 400') (05-08-18 - #636) (FULL DEPTH 100') (05-08-18 - #637) (FULL DEPTH 130') (05-08-18 - #638) (PINCHED OFF 140') (05-08-18 - #639) (PINCHED OFF 170') (05-08-18 - #640) (PINCHED OFF 60') (SKIPPED NO COAL 05-08-18 - #641) (SKIPPED NO COAL 05-08-18 - #642) (SKIPPED NO COAL 05-08-18 - #643) (SKIPPED NO COAL 05-08-18 - #644) (05-09-18 - #649) (PINCHED OFF 600') (SKIPPED NO COAL 05-09-18 - #645) (SKIPPED NO COAL 05-09-18 - #646) (SKIPPED NO COAL 05-09-18 - #647) (SKIPPED NO COAL 05-09-18 - #648) (05-10-18 - #650) (PINCHED OFF 580') (05-10-18 - #651) (PINCHED OFF 710') (05-11-18 - #652) (PRESSURED OUT 370') (SKIPPED NO WALL 05-11-18 - #653) (SKIPPED NO WALL 05-11-18 - #654) (SKIPPED NO WALL 05-11-18 - #655) (SKIPPED NO WALL 05-11-18 - #656) (SKIPPED NO WALL 05-11-18 - #657) (05-11-18 - #658) (PRESSURED OUT 500') (05-11-18 - #659) (PINCHED OFF 500') (05-15-18 - #660) (PINCHED OFF 360') (05-15-18 - #661) (PINCHED OFF 280') (05-15-18 - #662) (PINCHED OFF 300') (05-16-18 - #663) (PINCHED OFF 240') (05-16-18 - #664) (PINCHED OFF 330') (05-16-18 - #665) (PINCHED OFF 300') (05-17-18 - #667) (PINCHED OFF 580') (05-17-18 - #668) (PINCHED OFF 570') PIN C H ED O FF - 700' PIN C H ED O FF - 695' PIN C H ED O FF - 670' (03-15-18 - #613) (03-16-18 - #612) (03-19-18 - #611) (03-20-18 - #610) PIN C H ED O FF - 640' (03-20-18 - #609) PIN C H ED O FF - 690' (03-21-18 - #608) PIN C H ED O FF - 500' (#608 SKIPPED (M U D SEAM ) (03-22-18 - #606) PIN C H ED O FF - 700' (03-22-18 - #605) PIN C H ED O FF - 700' (03-23-18 - #604) PIN C H ED O FF - 685' (03-23-18 - #603) PIN C H ED O FF - 725' (03-26-18 - #602) PIN C H ED O FF - 700' (03-26-18 - #601) PIN C H ED O FF - 710' (03-27-18 - #600) PIN C H ED O FF - 680' (03-28-18 - #599) PR ESSU R ED O U T - 710' (03-28-18 - #598) PIN C H ED O FF - 730' (03-29-18 - #597) PIN C H ED O FF - 730' (02-01-18 - #526) (FULL DEPTH 565') (02-01-18 - #527) (FULL DEPTH 565') (02-02-18 - #528) (FULL DEPTH 570') (02-02-18 - #529) (FULL DEPTH 575') (02-06-18 - #530) (FULL DEPTH 585') (02-06-18 - #531) (FULL DEPTH 610') (SKIPPED - #532) (02-07-18 - #533) (PINCHED OFF 45') (02-07-18 - #534) (PINCHED OFF 710') (0 2- 08 -1 8 - # 56 0) (P IN C H ED O FF 5 10 ') (0 2- 08 -1 8 - # 56 1) (P IN C H ED O FF 4 90 ') (0 2- 09 -1 8 - # 56 2) (P IN C H ED O FF 7 20 ') (0 2- 09 -1 8 - # 56 3) (P IN C H ED O FF 5 70 ') (0 2- 10 -1 8 - # 56 4) (P IN C H ED O FF 4 20 ') (0 2- 12 -1 8 - # 56 5) (P IN C H ED O FF 5 60 ') (0 2- 13 -1 8 - # 56 6) (P IN C H ED O FF 7 20 ') (0 2- 14 -1 8 - # 56 7) (P IN C H ED O FF 6 80 ') (0 2- 15 -1 8 - # 56 8) (W AL L FE LL IN 2 0' ) (0 2- 16 -1 8 - # 56 9) (P IN C H ED O FF 7 20 ') (0 2- 16 -1 8 - # 57 0) (P IN C H ED O FF 7 20 ') (0 2- 20 -1 8 - # 57 1) (P IN C H ED O FF 7 30 ') (0 2- 21 -1 8 - # 57 2) (P IN C H ED O FF 6 80 ') (0 2- 21 -1 8 - # 57 3) (P IN C H ED O FF 7 30 ') (0 2- 22 -1 8 - # 57 4) (P IN C H ED O FF 6 30 ') (0 2- 23 -1 8 - # 57 5) (P IN C H ED O FF 6 70 ') (0 2- 23 -1 8 - # 55 8) (P IN C H ED O FF 1 00 ') (0 2- 23 -1 8 - # 55 7) (P IN C H ED O FF 7 00 ') (0 2- 24 -1 8 - # 55 6) (P IN C H ED O FF 4 45 ') (0 2- 26 -1 8 - # 55 5) (0 2- 27 -1 8 - # 55 4) (P IN C H ED O FF 6 80 ') (0 2- 28 -1 8 - # 55 3) (F U LL D EP TH 8 00 ') C-32 C-26 C-31 C-28 C-28 C-28 C-32 C-29 C-34 C-21 C-22 N Alpha Metallurgical Resources, LLC Map 88-6 Virginia Properties 88 Strip - Aily (5400) Buchanan, Dickenson and Russell Counties, Virginia Coordinate System: Virginia South State Plane NAD 83 3000 Scale In Feet 0 Data Point Location Controlled Surface Reserve / Resource as of 12/31/21 Contour / Area Reserve HWM Reserve Previous Surface Mining 3309 C.C.C. STRIP C-33 C-34 35 LOWER BANNER HIGHWALL MINER WORKS May 18 L. Banner Jun 18 L. Banner C-31 C-36 Jun 18 L. Banner No Coal L. Banner C-25 C-27 C-34 C-34 Jul 18 L. Banner C-48 C-48 C-48 C-48 C-27 C-27 C-27 C-27 Aug 18 L. Banner Sep 18 L. Banner Sep 18 L. Banner Aug 18 L. Banner C-32.5 C-32 C-33 C-32 C-32 Auger Holes In Pit C-27 C-27 Auger Holes In Pit C-32 C-30 Oct 18 L. Banner C-26 C-25 C-26 C-72 C-33 C-30 C-30 Nov 18 L. Banner C-32 C-32 C-32 Dec 18 L. BannerC-26 C-26 C-9 S-17 C-3 C-16 S-15 C-3 Feb 19 L. Banner C-27 C-9 S-17 C-3 C-9 S-17 C-3 C-9 S-17 C-3 Mar 19 L. Banner Apr 19 L. Banner May 19 L. Banner May 19 L. Banner C-4 S-5 C-8.5 S-1 C-13 C-34 C-33.5 C-34 May 19 L. Banner C-26 C-28 C-28 Auger Holes In Pit C-30 C-30 C-4 S-5 C-8.5 S-1 C-13 No Coal C-34 Jun 19 L. Banner C-35 C-35 C-35 C-35 C-35 C-35 Auger Holes In Pit Jul 19 L. Banner C-29 C-29 C-29 C-31 C-0 Aug 19 L. Banner Sept 19 L. Banner C-8 C-34 C-25 C-26.5 C-25 C-30 Sept 19 L. Banner C-25 C-30 C-32 Oct 19 L. Banner Nov 19 L. Banner C-24 C-22 Nov 19 L. Banner Dec 19 L. Banner C-22 C-27 C-33 C-42 C-28 Dec 19 L. Banner C-25 C-22.5 Jan 20 L. Banner C-23 C-23 C-23 C-23 Feb 20 L. Banner X T.C. EL. 1907.5' C-34 C-29 X B.C. EL. 1903.0' X B.C. EL. 1899.9' Mar 20 L. Banner C-36 C-31 C-31 May 20 L. Banner Top Coal El. 1971.8' X Bot. Coal El. 1970.3' X C-34 C-34 C-34 C-33 N Alpha Metallurgical Resources, LLC Map LBR-3 Virginia Properties Long Branch - Lower Banner (4900) Dickenson County, Virginia Coordinate System: Virginia South State Plane NAD 83 2000 Scale In Feet 0 Data Point Location Controlled Surface Reserve / Resource as of 12/31/21 Contour / Area Reserve HWM Reserve Previous Surface Mining

09-12-18 - #082 (HIT DIRT AUGER GOBBED OFF 350') 09-13-18 - #083 09-13-18 - #084 (PRESSURED OUT 330') (PRESSURED OUT 350') 09-13-18 - #085 (HIT DIRT 330') 09-13-18 - #086 (HIT DIRT 325') 09-14-18 - #087 (PRESSURED OUT 320') 09-14-18 - #088 (HIT DIRT 330') 09-14-18 - #089 (HIT DIRT 330') 09-17-18 - #090 (HIT DIRT 330') 09-17-18 - #091 (HIT DIRT 330') 09-17-18 - #092 (HIT DIRT 335') 09-18-18 - #093 (HIT DIRT 345') 09-18-18 - #094 (HIT DIRT 350') 09-18-18 - #095 (HIT DIRT 345') 09-18-18 - #096 (HIT DIRT 340') 09-19-18 - #097 (HIT DIRT 365') 09-19-18 - #098 (HIT DIRT 395') 09-19-18 - #099 (HIT DIRT 390') 09-20-18 - #100 09-20-18 - #101 (HIT DIRT 395')(HIT DIRT 385') 09-20-18 - #102 (HIT DIRT 385') 09-21-18 - #103 (FULL DEPTH 395') 09-21-18 - #104 (BROKE DOWN 380') 09-21-18 - #105 (FULL DEPTH 398') 09-25-18 - #106 (FULL DEPTH 398') 09-25-18 - #107 (FULL DEPTH 406') 09-26-18 - #108 (FULL DEPTH 413') 09-26-18 - #109 (FULL DEPTH 420') 09-26-18 - #110 (FULL DEPTH 433') 09-27-18 - #111 (FULL DEPTH 454') 09-27-18 - #112 (PRESSURED OUT 480') 09-27-18 - #113 (FULL DEPTH 550') 09-28-18 - #114 (FULL DEPTH 553') 09-28-18 - #115 (HOLE FLOODED 390') 09-28-18 - #116 (FULL DEPTH 566') 02-15-19 - #231 (FULL DEPTH 532') 02-16-19 - #232 (FULL DEPTH 538') 02-16-19 - #233 (FULL DEPTH 543') 02-18-19 - #234 (HIT DIRT 535') 02-18-19 - #235 (HIT DIRT 535') 02-19-19 - #236 (HIT DIRT 525') 02-19-19 - #237 (CROSSED HOLES 480') 02-20-19 - #238 (HIT DIRT 515') 02-20-19 - #239 (HIT DIRT 500') 02-21-19 - #240 (HIT DIRT 495') 02-21-19 - #241 (HIT DIRT 495') 02-21-19 - #242 (HIT DIRT 490') 02-22-19 - #243 (HIT DIRT 485') 02-22-19 - #244 (HIT DIRT 490') 02-23-19 - #245 (PRESSURED OUT 485') 02-23-19 - #246 (PRESSURED OUT 500') 02-23-19 - #247 (PRESSURED OUT 345') 02-25-19 - #288 (PRESSURED OUT 781') 02-26-19 - #287 (FULL DEPTH 827') 02-26-19 - #286 (FULL DEPTH 824') 02-27-19 - #285 (FULL DEPTH 825') 02-28-19 - #284 (PRESSURED OUT 810') 02-28-19 - #283 (CROSSED HOLES 615') 02-28-19 - #282 (PRESSURED OUT 780') 02-28-19 - #281 (CROSSED HOLES 580') 03-01-19 - #280 (FULL DEPTH 695') 03-04-19 - #279 (FULL DEPTH 659') 03-04-19 - #278 (PRESSURED OUT 615') 03-05-19 - #277 (HIT DIRT 615') 03-05-19 - #276 (HIT DIRT 615') 03-06-19 - #275 (HIT DIRT 600') 03-06-19 - #274 (HIT DIRT 605') 03-07-19 - #273 (HIT DIRT 610') 03-07-19 - #272 (HIT DIRT 600') 03-08-19 - #271 (HIT DIRT 595') 03-08-19 - #248 (HIT DIRT 485') 03-12-19 - #249 (HIT DIRT 480') 03-12-19 - #250 (HIT DIRT 540') 10-02-18 - #117 (FULL DEPTH 571') 10-03-18 - #118 (FULL DEPTH 577') 10-03-18 - #119 (FULL DEPTH 583') 03-13-19 - #251 (HIT DIRT 540') 03-13-19 - #252 (HIT DIRT 540') 03-14-19 - #253 (HIT DIRT 595') 03-14-19 - #254 (HIT DIRT 620') 03-15-19 - #255 (HIT DIRT 620') 03-15-19 - #256 (FULL DEPTH 647') 03-16-19 - #257 (FULL DEPTH 647') 03-16-19 - #258 (FULL DEPTH 662') 03-18-19 - #259 (FULL DEPTH 668') 03-19-19 - #260 (FULL DEPTH 670') 03-19-19 - #261 (FULL DEPTH 667') 03-20-19 - #262 (FULL DEPTH 655') 03-20-19 - #263 (FULL DEPTH 645') 03-21-19 - #264 (HIT DIRT 635') 03-21-19 - #265 (HIT DIRT 635') 03-22-19 - #266 (HIT DIRT 630') 03-26-19 - #267 (HIT DIRT 620') 03-26-19 - #268 (HIT DIRT 610') 05-31-19 - #413 (FULL DEPTH 751') 05-31-19 - #414 (FULL DEPTH 761') 06-04-19 - #415 (FULL DEPTH 799') 06-05-19 - #416 (FULL DEPTH 819') 06-06-19 - #417 (FULL DEPTH 849') 06-06-19 - #418 (FULL DEPTH 867') 06-07-19 - #419 (PRESSURED OUT 770') 06-08-19 - #420 (PRESSURED OUT 745') 06-08-19 - #421 (PRESSURED OUT 860') 06-10-19 - #422 (CROSSED HOLES 510') 06-10-19 - #423 (FULL DEPTH 945') 06-11-19 - #424 (FULL DEPTH 964') 06-12-19 - #425 (FULL DEPTH 977') 06-13-19 - #426 (PRESSURED OUT 905') 06-14-19 - #427 (PRESSURED OUT 915') 06-14-19 - #428 (PRESSURED OUT 995') 07-30-19 - #429 (FULL DEPTH 413') 07-31-19 - #430 (FULL DEPTH 410') 07-31-19 - #431 (FULL DEPTH 410') 07-31-19 - #432 (FULL DEPTH 408') 08-01-19 - #433 08-01-19 - #434 (FULL DEPTH 407') (FULL DEPTH 405') 08-01-19 - #495 (FULL DEPTH 401') 08-02-19 - #496 (FULL DEPTH 410') 08-03-19 - #497 (PRESSURED OUT 980') 08-03-19 - #498 (PRESSURED OUT 995') 08-05-19 - #499 (CROSSED HOLES 550') 08-06-19 - #500 (FULL DEPTH 1000') 08-07-19 - #501 (FULL DEPTH 1000') 08-08-19 - #502 (PRESSURED OUT 740') 08-08-19 - #503 (FULL DEPTH 1000') 08-09-19 - #504 (CROSSED HOLES 720') 08-09-19 - #505 (FULL DEPTH 1000') 08-13-19 - #506 (FULL DEPTH 1000') 08-13-19 - #507 (CROSSED HOLES 720') 08-15-19 - #508 08-16-19 - #509 (FULL DEPTH 1000') (FULL DEPTH 1000') 08-16-19 - #510 (GROUND CABLE 960') 08-17-19 - #511 (FULL DEPTH 1000') 08-19-19 - #512 (PRESSURED OUT 980') 08-20-19 - #513 (PRESSURED OUT 915') 08-21-19 - #514 (PRESSURED OUT 990') 08-21-19 - #515 (PRESSURED OUT 970') 08-23-19 - #517 (PRESSURED OUT 930') 08-23-19 - #518 (PRESSURED OUT 970') 08-27-19 - #519 (PRESSURED OUT 880') 08-28-19 - #520 (PRESSURED OUT 785') 08-29-19 - #521 (PRESSURED OUT 780') 08-29-19 - #522 (PRESSURED OUT 590') 08-22-19 - #516 (CROSSED HOLES 591') 09-03-19 - #525 (FULL DEPTH 1000') 09-04-19 - #526 (FULL DEPTH 1000') 09-05-19 - #527 (PRESSURED OUT 720') 09-06-19 - #528 (PRESSURED OUT 910') 09-06-19 - #529 (PRESSURED OUT 930') 08-30-19 - #523 (PRESSURED OUT 950') 08-30-19 - #524 (PRESSURED OUT 980') 09-10-19 - #530 (PRESSURED OUT 980') 09-11-19 - #531 (CROSSED HOLES 480') 09-12-19 - #532 (CROSSED HOLES 860') 09-12-19 - #533 (PRESSURED OUT 910') 09-13-19 - #534 (PRESSURED OUT 940') 09-14-19 - #535A (PRESSURED OUT 970') 09-17-19 - #535 (FULL DEPTH 1000') 09-17-19 - #536 (CROSSED HOLES 420') 09-18-19 - #537 09-19-19 - #538 (PRESSURED OUT 910') 09-19-19 - #539 (CROSSED HOLES 610') 09-20-19 - #540 (PRESSURED OUT 940') 09-20-19 - #541 (PRESSURED OUT 840') 09-24-19 - #542 (PRESSURED OUT 880') 09-25-19 - #543 (PRESSURED OUT 870') 09-26-19 - #544 (FULL DEPTH 1000') 09-27-19 - #545 (PRESSURED OUT 920') 09-27-19 - #546 (FULL DEPTH 1000') 09-28-19 - #547 (FULL DEPTH 1000') 10-02-19 - #549 (FULL DEPTH 1000') 10-03-19 - #550 (FULL DEPTH 1000') 10-04-19 - #551 (FULL DEPTH 1000') 10-08-19 - #552 (FULL DEPTH 1000') 10-08-19 - #553 CROSSED HOLES 500' 10-09-19 - #554 PRESSURED OUT 900' 10-10-19 - #555 PRESSURED OUT 940' 10-11-19 - #556 PRESSURED OUT 960' 10-11-19 - #557 CROSSED HOLES 440' 10-12-19 - #558 PRESSURED OUT 920' 10-12-19 - #559 PRESSURED OUT 850' 10-15-19 - #560 10-16-19 - #561 PRESSURED OUT 850' PRESSURED OUT 850' 10-17-19 - #562 PRESSURED OUT 840' 10-17-19 - #563 PRESSURED OUT 740' 10-18-19 - #564 PRESSURED OUT 850' 10-18-19 - #565 PRESSURED OUT 850' 10-21-19 - #566 PRESSURED OUT 850' 10-22-19 - #567 CROSSED HOLES 260' 10-22-19 - #568 PRESSURED OUT 850' 10-23-19 - #569 PRESSURED OUT 850' 10-24-19 - #570 PRESSURED OUT 850' 10-25-19 - #571 PRESSURED OUT 850' 10-25-19 - #572 PRESSURED OUT 840' 10-26-19 - #573 PRESSURED OUT 850' 10-28-19 - #574 PRESSURED OUT 955' 10-28-19 - #575 PRESSURED OUT 800' 10-29-19 - #576 PRESSURED OUT 640' 10-30-19 - #577 PRESSURED OUT 860' 10-30-19 - #578 10-30-19 - #579 FULL DEPTH 257' FULL DEPTH 265' 10-30-19 - #580 FULL DEPTH 271' 10-31-19 - #581 FULL DEPTH 278' 10-31-19 - #582 FULL DEPTH 281' 10-31-19 - #583 FULL DEPTH 285' 10-31-19 - #584 FULL DEPTH 288' 10-31-19 - #585 FULL DEPTH 296' 11-01-19 - #586 PRESSURED OUT 965' 11-05-19 - #587 PRESSURED OUT 960' 11-06-19 - #588 PRESSURED OUT 920' 11-06-19 - #589 PRESSURED OUT 900' 11-07-19 - #590 PRESSURED OUT 950' 11-08-19 - #591 PRESSURED OUT 930' 11-09-19 - #592 CROSSED HOLES 640' 11-09-19 - #593 PRESSURED OUT 950' 11-11-19 - #596 PRESSURED OUT 925' 11-12-19 - #597 CROSSED HOLES 400' 11-12-19 - #598 FULL DEPTH 1000' 11-13-19 - #599 PRESSURED OUT 780' 11-14-19 - #600 FULL DEPTH 779' 11-15-19 - #601 FULL DEPTH 768' 11-15-19 - #602 FULL DEPTH 765' 11-19-19 - #603 PRESSURED OUT 450' 11-19-19 - #604 PRESSURED OUT 660' 11-20-19 - #605 PRESSURED OUT 720' 11-20-19 - #606 FULL DEPTH 753' 11-21-19 - #607 11-22-19 - #608 PRESSURED OUT 590' PRESSURED OUT 900' 11-23-19 - #610 PRESSURED OUT 880' 11-25-19 - #611 PRESSURED OUT 920' 11-25-19 - #612 PRESSURED OUT 940' 11-22-19 - #609 11-26-19 - #613 PRESSURED OUT 850' 11-27-19 - #614 PRESSURED OUT 900' PRESSURED OUT 900' CROSSED HOLE 855' PRESSURED OUT 740' 12-05-19 - #618 PRESSURED OUT 990' 12-06-19 - #619 PRESSURED OUT 750' 12-07-19 - #620 FULL DEPTH 1000' 12-09-19 - #621 PRESSURED OUT 995' 12-09-19 - #622 PRESSURED OUT 980' 12-03-19 - #615 12-04-19 - #616 12-05-19 - #617 12-10-19 - #623 PRESSURED OUT 880' 12-11-19 - #624 PRESSURED OUT 990' 12-12-19 - #625 CROSSED HOLES 400' 12-12-19 - #626 PRESSURED OUT 990' 12-13-19 - #627 PRESSURED OUT 800' 12-26-19 - #635 PRESSURED OUT 960' 12-27-19 - #636 PRESSURED OUT 880' 12-31-19 - #637 PRESSURED OUT 950' 12-31-19 - #638 PRESSURED OUT 970' 12-20-19 - #632 PRESSURED OUT 965' 12-21-19 - #633 PRESSURED OUT 890' 12-21-19 - #634 PRESSURED OUT 940' 12-17-19 - #628 PRESSURED OUT 990' 12-18-19 - #629 PRESSURED OUT 960' 12-18-19 - #630 PRESSURED OUT 945' 12-19-19 - #631 PRESSURED OUT 905' 01-02-20 - #639 CROSSED HOLES 680' 01-03-20 - #640 PRESSURED OUT 980' 01-04-20 - #641 PRESSURED OUT 810' 01-04-20 - #642 PRESSURED OUT 680' 01-06-20 - #643 PRESSURED OUT 850' 01-07-20 - #644 PRESSURED OUT 860' 01-07-20 - #645 WALL FALLING 145' BADD WALL - SKIP - #646 BADD WALL - SKIP - #647 01-07-20 - #648 PRESSURED OUT 910' 01-08-20 - #649 01-09-20 - #650 PRESSURED OUT 915' PRESSURED OUT 940' 01-10-20 - #651 PRESSURED OUT 900' 01-10-20 - #652 FULL DEPTH 897' 01-14-20 - #653 FULL DEPTH 820' 01-15-20 - #654 FULL DEPTH 744' 01-15-20 - #655 FULL DEPTH 667' 01-16-20 - #656 FULL DEPTH 589' 01-16-20 - #657 FULL DEPTH 513' 03-12-20 - #742 PRESSURED OUT 550' 03-12-20 - #743 PRESSURED OUT 580' 03-13-20 - #744 PRESSURED OUT 740' 03-13-20 - #745 PRESSURED OUT 335' 03 -1 4- 20 - #7 47 PR ES SU RED O UT 59 5' 03 -1 4- 20 - #7 48 PI NCHED O FF 58 0' 03 -1 6- 20 - #7 49 03 -1 6- 20 - #7 50 PI NCHED O FF 46 0' PI NCHED O FF 47 0' 03 -1 7- 20 - #7 51 PI NCHED O FF 46 0' 03 -1 7- 20 - #7 77 PI NCHED O FF 36 0' 03 -1 7- 20 - #7 76 FE LL IN / P ULL ED H AR D 17 5' 03 -1 8- 20 - #7 75 PI NCHED O FF 42 0' 03 -1 8- 20 - #7 74 BA D R OLL P IN CHED O FF 22 0' 03 -1 8- 20 - #7 71 BA D R OLL P IN CHED O FF 19 0' 03 -1 8- 20 - #7 70 PI NCHED O FF 24 0' 03 -1 8- 20 - #7 69 PI NCHED O FF 23 5' 03 -1 9- 20 - #7 68 ROLL P IN CHED O FF 25 0' 03 -1 9- 20 - #7 67 ROLL P IN CHED O FF 25 5' 03 -1 9- 20 - #7 66 ROLL P IN CHED O FF 19 0' 03 -1 9- 20 - #7 65 ROLL P IN CHED O FF 24 5' 03 -1 9- 20 - #7 64 ROLL P IN CHED O FF 24 5' 03 -2 0- 20 - #7 63 PI NCHED O FF 26 5' 03 -2 0- 20 - #7 62 PI NCHED O FF 31 5' PI NCHED O FF 31 0' 03 -2 0- 20 - #7 61 N Alpha Metallurgical Resources, LLC Map LBR-1 Virginia Properties Long Branch - Upper Banner (4650) Dickenson County, Virginia Coordinate System: Virginia South State Plane NAD 83 2000 Scale In Feet 0 Data Point Location Controlled Surface Reserve / Resource as of 12/31/21 Contour / Area Reserve HWM Reserve Previous Surface Mining N Alpha Metallurgical Resources, LLC Map LBR-2 Virginia Properties Long Branch -Upperr Banner 2 (4500) Dickenson County, Virginia Coordinate System: Virginia South State Plane NAD 83 2000 Scale In Feet 0 Data Point Location Controlled Surface Reserve / Resource as of 12/31/21 Contour / Area Reserve HWM Reserve Previous Surface Mining

P M U MOSS NO. 3 MINE Black Dog Mine N Alpha Metallurgical Resources, LLC Map JB-9 Virginia Properties Black Dog Mine - Jawbone (6000) Dickenson County, Virginia Coordinate System: Virginia South State Plane NAD 83 4000 Scale In Feet 0 Data Point Location Controlled Underground Reserve / Resource as of 12/31/21 Reserve Resource Exclusive of Reserve Previous Underground Mining 8 DEGREE SLOPE ENTRY INTO JAWBONE SEAM 11-27-18 11-29-18 3-13-17 EVENING 3-22-17 4-6-17 EVENING 1-16-17 2-22-17 11 -1 8- 16 4-18-17 11-8-16 10-1-16 1- 8- 17 2-3-17 1-20-17 5-22-17 6- 29 -1 7 7- 5- 17 7-29-17 8-15-17 9-5-17 9-13-17 9-18-17 9-25-17 9-23-17 10-1-17 10-13-17 11-18-17 12 -7 -1 7 12-29-17 1-5-18 1- 30 -1 7 3-26-18 3-29-18 3-5-18 4-20-18 5- 12 -1 8 5-17-18 5-31-18 6- 12 -1 8 6-13-18 6-29-18 5-31-18 5-31-18 7-6-18 7-9-18 7-30-18 8-4-18 8-13-18 8-24-18 8-31-18 9-8-18 10-15-18 9-17-18 10-19-18 11-1-18 11-1-18 10-29-18 11-14-18 11-24-18 11-24-18 11-29-18 11 -1 3- 18 12-13-18 12 -1 3- 18 12-28-18 12-19-18 1-12-19 3-29-19 eve 4-12-19 4-16-19 4-22-19 4-30-19 4- 26 -1 9 5-14-19 5-28-19 5-30-19 6-6-19 6-27-19 7- 16 -1 9 9-12-19 9-25-19 9-30-19 10-3-19 10 -4 -1 9 10 -2 4- 19 10-31-19 12 -1 2- 19 12 -1 8- 19 12-19-19 evening 12-31-19 12-30-19 12-30-19 1-10-20 1- 10 -2 0 1-10-20 1-13-20 1-20-20 1-20-20 1- 20 -2 0 1- 20 -2 0 1-21-20 1-27-20 1-27-20 2-4-20 1-24-20 1-30-20 3- 11 -2 0 3-30-20 4- 3- 20 5-18-20 6-4-20 5-21-20 5-28-20 5-28-20 6- 4- 20 6- 9- 20 6-9-20 6-18-20 6- 29 -2 0 7- 8- 20 8-26-20 8- 16 -2 0 8- 27 -2 0 8-29-20 9-10-20 9- 10 -2 0 9- 16 -2 0 9-16-20 9-29-20 9- 29 -2 0 10 -1 -2 0 McClure No.1 Inactive SLOP 9- 29 -2 1 9-29-21 9- 3- 21 STOPPED 2-16-21 2-18-21 STOPPED 3- 3- 21 3-1-21 3-8-21 3- 4- 21 3- 23 -2 1 STOPPED 3-29-21 3-15-21 4-16-21 4-20-21 4-20-21 4- 26 -2 1 STOPPED 4-21-21 4-29-21 4-29-21 5-10-21 5- 14 -2 1 5-21-21 STOPPED 6-17-21 STO PPED 6-29-21 7-1-21 7-19-21 7-31-21 7- 16 -2 1 STOPPED 8- 23 -2 1 STOPPED 9 -3 -2 1 9-15-21 NO W ALL CUTS STOPPED 9-14-21 9- 20 -2 1 9-20-21 9- 27 -2 1 9-27-21 10 -1 1- 21 10 -1 1- 21 10-13-21 10 -2 5- 21 10 -1 4- 21 10-29-21 STOPPED 7- 15 -2 1 Mine No.4 N Alpha Metallurgical Resources, LLC Map JB-7 Virginia Properties DM41 Mine Area - Jawbone (6000) Dickenson County, Virginia Coordinate System: Virginia South State Plane NAD 83 7000 Scale In Feet 0 Data Point Location Controlled Underground Reserve / Resource as of 12/31/21 Reserve Resource Exclusive of Reserve Previous Underground Mining

8 DEGREE SLOPE ENTRY INTO JAWBONE SEAM 11-27-18 11-29-18 3-13-17 EVENING 3-22-17 4-6-17 EVENING 1- 16 -1 7 2-22-17 11-18-16 4-18-17 11 -8 -1 6 10 -1 -1 6 1-8-17 2- 3- 17 1-20-17 5- 22 -1 7 6-29-17 7- 5- 17 7- 29 -1 7 8-15-17 9-5-17 9-13-17 9-18-17 9-25-17 9-23-17 10-1-17 10-13-17 11-18-17 12 -7 -1 7 12 -2 9- 17 1-5-18 1-30-17 3-26-18 3-29-18 3-5-18 4-20-18 5-12-18 5-17-18 5-31-18 6- 12 -1 8 6-13-18 6-29-18 5-31-18 5-31-18 7-6-18 7-9-18 7-30-18 8-4-18 8-13-18 8-24-18 8-31-18 9-8-18 10-15-18 9- 17 -1 8 10-19-18 11-1-18 11-1-18 10-29-18 11-14-18 11-24-18 11-24-18 11 -2 9- 18 11-13-18 12-13-18 12-13-18 12-28-18 12 -1 9- 18 1-12-19 3-29-19 eve 4-12-19 4-16-19 4-22-19 4-30-19 4- 26 -1 9 5-14-19 5-28-19 5-30-19 6-6-19 6- 27 -1 9 7-16-19 9-12-19 9-25-19 9-30-19 10-3-19 10 -4 -1 9 10-24-19 10-31-19 12 -1 2- 19 12-18-19 12-19-19 ev en in g 12-31-19 12-30-19 12-30-19 1-10-20 1-10-20 1-10-20 1-13-20 1-20-20 1-20-20 1- 20 -2 0 1-20-20 1-21-20 1- 27 -2 0 1-27-20 2-4-20 1-24-20 1-30-20 3-11-20 3- 30 -2 0 4- 3- 20 5-18-20 6-4-20 5-21-20 5-28-20 5-28-20 6-4-20 6- 9- 20 6-9-20 6-18-20 6-29-20 7- 8- 20 8- 26 -2 0 8- 16 -2 0 8-27-20 8-29-20 9-10-20 9- 10 -2 0 9-16-20 9-16-20 9-29-20 9- 29 -2 0 10-1-20 SLOP 9-29-21 9-29-21 9- 3- 21 STO PPED 2-16-21 2-18-21 STOPPED 3-3 -2 1 3-1-21 3-8-21 3- 4- 21 3- 23 -2 1 STO PPED 3-29-21 3-15-21 4-16-21 4-20-21 4-20-21 4- 26 -2 1 STOPPED 4- 21 -2 1 4- 29 -2 1 4-29-21 5-10-21 5-14-21 5-21-21 STOPPED 6-1 7-2 1 STO PPED 6-29-21 7-1-21 7-19-21 7-31-21 7-16-21 STOPPED 8-2 3-2 1 STOPPED 9-3 -2 1 9-15-21 NO W ALL CUTS STO PPED 9-14-21 9- 20 -2 1 9- 20 -2 1 9-27-21 9- 27 -2 1 10-11-21 10 -1 1- 21 10-13-21 10-25-21 10-14-21 10-29-21 STOPPED 7-1 5-2 1 Black Dog Mine Mine No.41 Mine No.42 N Alpha Metallurgical Resources, LLC Map JB-8 Virginia Properties DM42 Mine Area - Jawbone (6000) Dickenson County, Virginia Coordinate System: Virginia South State Plane NAD 83 5000 Scale In Feet 0 Data Point Location Controlled Underground Reserve / Resource as of 12/31/21 Reserve Resource Exclusive of Reserve Previous Underground Mining N Alpha Metallurgical Resources, LLC Map JBR-6 Virginia Properties DM43 Jawbone Rider (5950) Dickenson and Buchanan Counties, Virginia Coordinate System: Virginia South State Plane NAD 83 8000 Scale In Feet 0 Data Point Location Controlled Underground Reserve / Resource as of 12/31/21 Reserve Resource Exclusive of Reserve

N Alpha Metallurgical Resources, LLC Map LB-3 Virginia Properties Ball Ridge - Lower Banner (4900) Dickenson County, Virginia Coordinate System: Virginia South State Plane NAD 83 2000 Scale In Feet 0 Data Point Location Controlled Underground Reserve / Resource as of 12/31/21 Reserve Resource Exclusive of Reserve Previous Underground Mining N Alpha Metallurgical Resources, LLC Map LB-5 Virginia Properties Long Branch DM45 Mine - Lower Banner (4900) Dickenson County, Virginia Coordinate System: Virginia South State Plane NAD 83 2000 Scale In Feet 0 Data Point Location Controlled Underground Reserve / Resource as of 12/31/21 Reserve Previous Underground Mining

N Alpha Metallurgical Resources, LLC Map LB-4 Virginia Properties DM44 Rush Branch - Lower Banner (4900) Dickenson County, Virginia Coordinate System: Virginia South State Plane NAD 83 3000 Scale In Feet 0 Data Point Location Controlled Underground Reserve / Resource as of 12/31/21 Reserve Resource Exclusive of Reserve Previous Underground Mining 09-03-19 - #525 (FULL DEPTH 1000') 09-04-19 - #526 (FULL DEPTH 1000') 09-05-19 - #527 (PRESSURED OUT 720') 09-06-19 - #528 (PRESSURED OUT 910') 09-06-19 - #529 (PRESSURED OUT 930') 09-10-19 - #530 (PRESSURED OUT 980') 09-11-19 - #531 (CROSSED HOLES 480') 09-12-19 - #532 (CROSSED HOLES 860') 09-12-19 - #533 (PRESSURED OUT 910') 09-13-19 - #534 (PRESSURED OUT 940') 09-14-19 - #535A (PRESSURED OUT 970') 09-17-19 - #535 (FULL DEPTH 1000') 09-17-19 - #536 (CROSSED HOLES 420') 09-18-19 - #537 09-19-19 - #538 (PRESSURED OUT 910') 09-19-19 - #539 (CROSSED HOLES 610') 09-20-19 - #540 (PRESSURED OUT 940') 09-20-19 - #541 (PRESSURED OUT 840') 09-24-19 - #542 (PRESSURED OUT 880') 09-25-19 - #543 (PRESSURED OUT 870') 09-26-19 - #544 (FULL DEPTH 1000') 09-27-19 - #545 (PRESSURED OUT 920') 09-27-19 - #546 (FULL DEPTH 1000') 09-28-19 - #547 (FULL DEPTH 1000') 10-02-19 - #549 (FULL DEPTH 1000') 10-03-19 - #550 (FULL DEPTH 1000') 10-04-19 - #551 (FULL DEPTH 1000') 10-08-19 - #552 (FULL DEPTH 1000') 10-08-19 - #553 CROSSED HOLES 500' 10-09-19 - #554 PRESSURED OUT 900' 10-10-19 - #555 PRESSURED OUT 940' 10-11-19 - #556 PRESSURED OUT 960' 10-11-19 - #557 CROSSED HOLES 440' 10-12-19 - #558 PRESSURED OUT 920' 10-12-19 - #559 PRESSURED OUT 850' 10-15-19 - #560 10-16-19 - #561 PRESSURED OUT 850' PRESSURED OUT 850' 10-17-19 - #562 PRESSURED OUT 840' 10-17-19 - #563 PRESSURED OUT 740' 10-18-19 - #564 PRESSURED OUT 850' 10-18-19 - #565 PRESSURED OUT 850' 10-21-19 - #566 PRESSURED OUT 850' 10-22-19 - #567 CROSSED HOLES 260' 10-22-19 - #568 PRESSURED OUT 850' 10-23-19 - #569 PRESSURED OUT 850' 10-24-19 - #570 PRESSURED OUT 850' 10-25-19 - #571 PRESSURED OUT 850' 10-25-19 - #572 PRESSURED OUT 840' 10-26-19 - #573 PRESSURED OUT 850' 10-28-19 - #574 PRESSURED OUT 955' 10-28-19 - #575 PRESSURED OUT 800' 10-29-19 - #576 PRESSURED OUT 640' 10-30-19 - #577 PRESSURED OUT 860' 10-30-19 - #578 10-30-19 - #579 FULL DEPTH 257' FULL DEPTH 265' 10-30-19 - #580 FULL DEPTH 271' 10-31-19 - #581 FULL DEPTH 278' 10-31-19 - #582 FULL DEPTH 281' 10-31-19 - #583 FULL DEPTH 285' 10-31-19 - #584 FULL DEPTH 288' 10-31-19 - #585 FULL DEPTH 296' 01-02-20 - #639 CROSSED HOLES 680' 01-03-20 - #640 PRESSURED OUT 980' 01-04-20 - #641 PRESSURED OUT 810' 01-04-20 - #642 PRESSURED OUT 680' 01-06-20 - #643 PRESSURED OUT 850' 01-07-20 - #644 PRESSURED OUT 860' 01-07-20 - #645 WALL FALLING 145' BADD WALL - SKIP - #646 BADD WALL - SKIP - #647 01-07-20 - #648 PRESSURED OUT 910' 01-08-20 - #649 01-09-20 - #650 PRESSURED OUT 915' PRESSURED OUT 940' 01-10-20 - #651 PRESSURED OUT 900' 01-10-20 - #652 FULL DEPTH 897' 01-14-20 - #653 FULL DEPTH 820' 01-15-20 - #654 FULL DEPTH 744' 01-15-20 - #655 FULL DEPTH 667' 01-16-20 - #656 FULL DEPTH 589' 01-16-20 - #657 FULL DEPTH 513' PRESSURED OUT 900' CROSSED HOLE 855' PRESSURED OUT 740' 12-05-19 - #618 PRESSURED OUT 990' 12-06-19 - #619 PRESSURED OUT 750' 12-07-19 - #620 FULL DEPTH 1000' 12-09-19 - #621 PRESSURED OUT 995' 12-09-19 - #622 PRESSURED OUT 980' 12-03-19 - #615 12-04-19 - #616 12-05-19 - #617 12-10-19 - #623 PRESSURED OUT 880' 12-11-19 - #624 PRESSURED OUT 990' 12-12-19 - #625 CROSSED HOLES 400' 12-12-19 - #626 PRESSURED OUT 990' 12-13-19 - #627 PRESSURED OUT 800' 12-26-19 - #635 PRESSURED OUT 960' 12-27-19 - #636 PRESSURED OUT 880' 12-31-19 - #637 PRESSURED OUT 950' 12-31-19 - #638 PRESSURED OUT 970' 12-20-19 - #632 PRESSURED OUT 965' 12-21-19 - #633 PRESSURED OUT 890' 12-21-19 - #634 PRESSURED OUT 940' 12-17-19 - #628 PRESSURED OUT 990' 12-18-19 - #629 PRESSURED OUT 960' 12-18-19 - #630 PRESSURED OUT 945' 12-19-19 - #631 PRESSURED OUT 905' 11-01-19 - #586 PRESSURED OUT 965' 11-05-19 - #587 PRESSURED OUT 960' 11-06-19 - #588 PRESSURED OUT 920' 11-06-19 - #589 PRESSURED OUT 900' 11-07-19 - #590 PRESSURED OUT 950' 11-08-19 - #591 PRESSURED OUT 930' 11-09-19 - #592 CROSSED HOLES 640' 11-09-19 - #593 PRESSURED OUT 950' 11-11-19 - #596 PRESSURED OUT 925' 11-12-19 - #597 CROSSED HOLES 400' 11-12-19 - #598 FULL DEPTH 1000' 11-13-19 - #599 PRESSURED OUT 780' 11-14-19 - #600 FULL DEPTH 779' 11-15-19 - #601 FULL DEPTH 768' 11-15-19 - #602 FULL DEPTH 765' 11-19-19 - #603 PRESSURED OUT 450' 11-19-19 - #604 PRESSURED OUT 660' 11-20-19 - #605 PRESSURED OUT 720' 11-20-19 - #606 FULL DEPTH 753' 11-21-19 - #607 11-22-19 - #608 PRESSURED OUT 590' PRESSURED OUT 900' 11-23-19 - #610 PRESSURED OUT 880' 11-25-19 - #611 PRESSURED OUT 920' 11-25-19 - #612 PRESSURED OUT 940' 11-22-19 - #609 11-26-19 - #613 PRESSURED OUT 850' 11-27-19 - #614 PRESSURED OUT 900' 03-12-20 - #742 PRESSURED OUT 550' 03-12-20 - #743 PRESSURED OUT 580' 03-13-20 - #744 PRESSURED OUT 740' 03-13-20 - #745 PRESSURED OUT 335' 03 -1 4- 20 - #7 47 PR ES SU RED O UT 59 5' 03 -1 4- 20 - #7 48 PI NCHED O FF 58 0' 03 -1 6- 20 - #7 49 03 -1 6- 20 - #7 50 PI NCHED O FF 46 0' PI NCHED O FF 47 0' 03 -1 7- 20 - #7 51 PI NCHED O FF 46 0' 03 -1 7- 20 - #7 77 PI NC HE D OFF 3 60 ' 03 -1 7- 20 - #7 76 FE LL IN / P ULL ED H AR D 17 5' 03 -1 8- 20 - #7 75 PI NCHED O FF 42 0' 03 -1 8- 20 - #7 74 BA D R OLL P IN CHED O FF 22 0' 03 -1 8- 20 - #7 71 BA D R OLL P IN CHED O FF 19 0' 03 -1 8- 20 - #7 70 PI NCHED O FF 24 0' 03 -1 8- 20 - #7 69 PI NCHED O FF 23 5' 03 -1 9- 20 - #7 68 ROLL P IN CHED O FF 25 0' 03 -1 9- 20 - #7 67 ROLL P IN CHED O FF 25 5' 03 -1 9- 20 - #7 66 ROLL P IN CHED O FF 19 0' 03 -1 9- 20 - #7 65 ROLL P IN CHED O FF 24 5' 03 -1 9- 20 - #7 64 ROLL P IN CHED O FF 24 5' 03 -2 0- 20 - #7 63 PI NCHED O FF 26 5' 03 -2 0- 20 - #7 62 PI NCHED O FF 31 5' PI NCHED O FF 31 0' 03 -2 0- 20 - #7 61 09-12-18 - #082 (HIT DIRT AUGER GOBBED OFF 350') 09-13-18 - #083 09-13-18 - #084 (PRESSURED OUT 330') (PRESSURED OUT 350') 09-13-18 - #085 (HIT DIRT 330') 09-13-18 - #086 (HIT DIRT 325') 09-14-18 - #087 (PRESSURED OUT 320') 09-14-18 - #088 (HIT DIRT 330') 09-14-18 - #089 (HIT DIRT 330') 09-17-18 - #090 (HIT DIRT 330') 09-17-18 - #091 (HIT DIRT 330') 09-17-18 - #092 (HIT DIRT 335') 09-18-18 - #093 (HIT DIRT 345') 09-18-18 - #094 (HIT DIRT 350') 09-18-18 - #095 (HIT DIRT 345') 09-18-18 - #096 (HIT DIRT 340') 09-19-18 - #097 (HIT DIRT 365') 09-19-18 - #098 (HIT DIRT 395') 09-19-18 - #099 (HIT DIRT 390') 09-20-18 - #100 09-20-18 - #101 (HIT DIRT 395') (HIT DIRT 385') 09-20-18 - #102 (HIT DIRT 385') 09-21-18 - #103 (FULL DEPTH 395') 09-21-18 - #104 (BROKE DOWN 380') 09-21-18 - #105 (FULL DEPTH 398') 09-25-18 - #106 (FULL DEPTH 398') 09-25-18 - #107 (FULL DEPTH 406') 09-26-18 - #108 (FULL DEPTH 413') 09-26-18 - #109 (FULL DEPTH 420') 09-26-18 - #110 (FULL DEPTH 433') 09-27-18 - #111 (FULL DEPTH 454') 09-27-18 - #112 (PRESSURED OUT 480') 09-27-18 - #113 (FULL DEPTH 550') 09-28-18 - #114 (FULL DEPTH 553') 09-28-18 - #115 (HOLE FLOODED 390') 09-28-18 - #116 (FULL DEPTH 566') 02-15-19 - #231 (FULL DEPTH 532') 02-16-19 - #232 (FULL DEPTH 538') 02-16-19 - #233 (FULL DEPTH 543') 02-18-19 - #234 (HIT DIRT 535') 02-18-19 - #235 (HIT DIRT 535') 02-19-19 - #236 (HIT DIRT 525') 02-19-19 - #237 (CROSSED HOLES 480') 02-20-19 - #238 (HIT DIRT 515') 02-20-19 - #239 (HIT DIRT 500') 02-21-19 - #240 (HIT DIRT 495') 02-21-19 - #241 (HIT DIRT 495') 02-21-19 - #242 (HIT DIRT 490') 02-22-19 - #243 (HIT DIRT 485') 02-22-19 - #244 (HIT DIRT 490') 02-23-19 - #245 (PRESSURED OUT 485') 02-23-19 - #246 (PRESSURED OUT 500') 02-23-19 - #247 (PRESSURED OUT 345') 02-25-19 - #288 (PRESSURED OUT 781') 02-26-19 - #287 (FULL DEPTH 827') 02-26-19 - #286 (FULL DEPTH 824') 02-27-19 - #285 (FULL DEPTH 825') 02-28-19 - #284 (PRESSURED OUT 810') 02-28-19 - #283 (CROSSED HOLES 615') 02-28-19 - #282 (PRESSURED OUT 780') 02-28-19 - #281 (CROSSED HOLES 580') 03-01-19 - #280 (FULL DEPTH 695') 03-04-19 - #279 (FULL DEPTH 659') 03-04-19 - #278 (PRESSURED OUT 615') 03-05-19 - #277 (HIT DIRT 615') 03-05-19 - #276 (HIT DIRT 615') 03-06-19 - #275 (HIT DIRT 600') 03-06-19 - #274 (HIT DIRT 605') 03-07-19 - #273 (HIT DIRT 610') 03-07-19 - #272 (HIT DIRT 600') 03-08-19 - #271 (HIT DIRT 595') 03-08-19 - #248 (HIT DIRT 485') 03-12-19 - #249 (HIT DIRT 480') 03-12-19 - #250 (HIT DIRT 540') 10-02-18 - #117 (FULL DEPTH 571') 10-03-18 - #118 (FULL DEPTH 577') 10-03-18 - #119 (FULL DEPTH 583') 03-13-19 - #251 (HIT DIRT 540') 03-13-19 - #252 (HIT DIRT 540') 03-14-19 - #253 (HIT DIRT 595') 03-14-19 - #254 (HIT DIRT 620') 03-15-19 - #255 (HIT DIRT 620') 03-15-19 - #256 (FULL DEPTH 647') 03-16-19 - #257 (FULL DEPTH 647') 03-16-19 - #258 (FULL DEPTH 662') 03-18-19 - #259 (FULL DEPTH 668') 03-19-19 - #260 (FULL DEPTH 670') 03-19-19 - #261 (FULL DEPTH 667') 03-20-19 - #262 (FULL DEPTH 655') 03-20-19 - #263 (FULL DEPTH 645') 03-21-19 - #264 (HIT DIRT 635') 03-21-19 - #265 (HIT DIRT 635') 03-22-19 - #266 (HIT DIRT 630') 03-26-19 - #267 (HIT DIRT 620') 03-26-19 - #268 (HIT DIRT 610') 05-31-19 - #413 (FULL DEPTH 751') 05-31-19 - #414 (FULL DEPTH 761') 06-04-19 - #415 (FULL DEPTH 799') 06-05-19 - #416 (FULL DEPTH 819') 06-06-19 - #417 (FULL DEPTH 849') 06-06-19 - #418 (FULL DEPTH 867') 06-07-19 - #419 (PRESSURED OUT 770') 06-08-19 - #420 (PRESSURED OUT 745') 06-08-19 - #421 (PRESSURED OUT 860') 06-10-19 - #422 (CROSSED HOLES 510') 06-10-19 - #423 (FULL DEPTH 945') 06-11-19 - #424 (FULL DEPTH 964') 06-12-19 - #425 (FULL DEPTH 977') 06-13-19 - #426 (PRESSURED OUT 905') 06-14-19 - #427 (PRESSURED OUT 915') 06-14-19 - #428 (PRESSURED OUT 995') 07-30-19 - #429 (FULL DEPTH 413') 07-31-19 - #430 (FULL DEPTH 410') 07-31-19 - #431 (FULL DEPTH 410') 07-31-19 - #432 (FULL DEPTH 408') 08-01-19 - #433 08-01-19 - #434 (FULL DEPTH 407') (FULL DEPTH 405') 08-01-19 - #495 (FULL DEPTH 401') 08-02-19 - #496 (FULL DEPTH 410') 08-03-19 - #497 (PRESSURED OUT 980') 08-03-19 - #498 (PRESSURED OUT 995') 08-05-19 - #499 (CROSSED HOLES 550') 08-06-19 - #500 (FULL DEPTH 1000') 08-07-19 - #501 (FULL DEPTH 1000') 08-08-19 - #502 (PRESSURED OUT 740') 08-08-19 - #503 (FULL DEPTH 1000') 08-09-19 - #504 (CROSSED HOLES 720') 08-09-19 - #505 (FULL DEPTH 1000') 08-13-19 - #506 (FULL DEPTH 1000') 08-13-19 - #507 (CROSSED HOLES 720') 08-15-19 - #508 08-16-19 - #509 (FULL DEPTH 1000') (FULL DEPTH 1000') 08-16-19 - #510 (GROUND CABLE 960') 08-17-19 - #511 (FULL DEPTH 1000') 08-19-19 - #512 (PRESSURED OUT 980') 08-20-19 - #513 (PRESSURED OUT 915') 08-21-19 - #514 (PRESSURED OUT 990') 08-21-19 - #515 (PRESSURED OUT 970') 08-23-19 - #517 (PRESSURED OUT 930') 08-23-19 - #518 (PRESSURED OUT 970') 08-27-19 - #519 (PRESSURED OUT 880') 08-28-19 - #520 (PRESSURED OUT 785') 08-29-19 - #521 (PRESSURED OUT 780') 08-29-19 - #522 (PRESSURED OUT 590') 08-22-19 - #516 (CROSSED HOLES 591') 08-30-19 - #523 (PRESSURED OUT 950') 08-30-19 - #524 (PRESSURED OUT 980') Mine No.9 (CMZ Mine) Bear Ridge (Capital No.11) N Alpha Metallurgical Resources, LLC Map UB-1 Virginia Properties Bear Ridge - Upper Banner (4650) Dickenson County, Virginia Coordinate System: Virginia South State Plane NAD 83 2000 Scale In Feet 0 Data Point Location Controlled Underground Reserve / Resource as of 12/31/21 Reserve Previous Underground Mining

200 200 20 0 200 SS T- 17 C- 24 SH -2 4 C -2 2 SH B- 0 SS T- 5 C- 4 SH -2 C -1 5 SH -2 C -4 SH -1 9 C -2 1 SH B- 3 SS T- 31 C -4 SH -2 C- 20 SH -1 8 C- 22 SH B- 9 SS T- 1 C -4 SS -1 C -5 .5 SS -1 C -9 .5 SH -1 C -3 .5 SH -2 3 C -2 5. 5 SH B- 13 SS T- 2 C -3 SH -1 C -5 SH -1 C -1 3. 5 SH -2 0 C- 25 .5 SH B- 12 SS T- 0 C -4 SS -1 C -5 .5 SS -1 C -1 1 SH -1 C -4 SH -2 6 C -2 5 SH B- 12 SS T- 0 C- 25 SH -2 5 C -2 6 SH B- 1 SS T- 0 C -2 5 SH -1 8 C- 24 SH B- 1 SS T- 0 C -2 6 SH -2 3 C- 23 SH B- 1 SH T- 0 C -4 SH -1 C- 4 SH -1 C -1 4 SH -2 4 C -3 0 SH B- 0 SS T- 0 C- 4 SH -1 C -4 SH -1 C -1 4 SH -2 5 C- 26 SH B- 0 SS T- 0 C- 4 SH -1 C -4 SH -1 C -1 3 SH -2 4 C -2 7 SH B- 0 SS T- 1 C -4 SH -2 C -2 1. 5 SH -3 2 C- 28 SH B- 0 SS T- 0 C -2 6 SH -1 9 C -2 3. 5 SH B- 7 SS T- 0 C- 21 SH -1 C- 5 SH -2 3. 5 C -2 4. 5 SH B- 4 SS T- 0 C -2 7 SH -2 0 C- 24 SH B- 2 SS T- 2 C -2 5 SH -2 2 C- 20 SH B- 10 SS T- 0 C- 20 SH -2 6 C -3 0 SH B- 6 SS T- 0 C- 3 SH -2 C -3 .5 SH -1 C -1 3 SH -1 2 C- 25 SH B- 14 SH T- 1 C -2 SH -1 C -4 SH -1 C -1 3 SH -1 9 C -2 3 SH B- 11 SH T- 4 C- 5 SH -1 C- 13 SH -2 C -4 SH -1 9 C -2 1 SH B- 0 SS T- 0 C- 3. 5 SH -2 C -4 SH -1 C- 13 .5 SH -1 1 C- 24 .5 SH B- 13 SS T- 1 C- 16 .5 SH -2 C- 5 SH -1 4. 5 C- 25 SH B- 9 SS T- 0 C -7 SH -1 C- 13 .5 SH -2 C- 4 SH -3 2 C- 20 .5 SH B- 6 SS T- 2 C -2 6 SH -1 8 C- 22 SH B- 3 SS T- 0 C -1 8 SH -5 6 C -2 4 SH B- 0 SS T- 2 C -2 6 SH -1 4 C- 26 SH B- 17 SS T- 3 C -2 5 SH -1 8 C- 24 SH B- 5 SS T- 4 C- 5 M UD -5 C -1 2 SH -2 C -3 SH B- 37 SS T- 0 C -2 6 SH -2 0 C -2 6 SH B- 8 SH T- 3 C- 3 SH -4 C -2 0 SH -6 0 C -2 1 SH B- 0 SH T- 0 C -3 SH -9 C- 6 SH -1 2 C -1 1 SH B- 32 SS T- 4 C- 5 M UD -2 C -1 7 SH -1 7 C- 21 SH B- 7 SS T- 2 C- 5 SH -4 C- 12 M UD -2 C -4 SH -1 5 C -2 2 SH B- 9 SS T- 0 C -9 SS -8 1 C -2 4 SH B- 0 SS T- 0 C- 21 SS -1 3 C -2 4 SH B- 9 SS T- 3 C -7 SS -4 C -2 2 SS -4 2 C -2 4 SH B- 0 SS T- 0 C -5 SS -5 C -1 7 SS -9 1 C -2 4 SH B- 6 SS T- 0 C- 4 SH -2 C- 18 SS -1 7 C- 24 SS B- 6 SS T- 42 C -2 2 SS B- 15 SS T- 51 C -2 1 SS B- 14 SS T- 0 C -5 .5 SH -.5 C- 18 .5 SS -2 8 C -2 2 SS B- 7. 5 SS T- 61 C- 22 .5 SS B- 11 .5 SH T- 0 C- 7 SH -5 C -7 SH -2 C- 3 SH -2 6 C -2 2 SH B- 7 SS T- 4 C- 6 SH -3 C -1 5 SS -4 7 C -2 2 SS B- 3 SS T- 5 C -1 2 SS -6 7 C -2 0 SS B- 8 SS T- 0 C- 5 SS -1 1 C -8 SS -4 7 C -2 4 SS B- 3 SS T- 16 C -1 5 SS -6 3 C -2 1 SS B- 2 SS T- 0 C -5 SS -6 C -1 6 SS -4 3 C -2 1 SS B- 0 SS T- 0 C -9 SS -5 8 C -2 0 SS B- 0 SS T- 9 C- 14 SS -7 2 C -1 9 SS B- 0 SS T- 0 C -6 SH -5 C- 2 SH -2 C -1 2 SS -5 4 C- 19 SS B- 6 SS T- 8 C- 15 SS -5 2 C -1 5 SS B- 6 SS T- 0 C -1 6 SS -5 4 C- 18 SS B- 2 SS T- 6 C -1 8 SH -7 SS -4 8 C- 18 SS B- 3 SS T- 68 C -2 4 SS B- 0 SS T- 18 C -1 5 SS -7 2 C -2 4 SS B- 0 SS T- 0 C -1 8 SS -6 1 C -2 4 SS B- 0 SS T- 0 C -1 6 SS -6 8 C -2 4 SS B- 0 SS T- 20 C -1 4 SS -7 0 C -2 5 SS B- 0 SS T- 0 C -1 9 SS -6 4 C -2 3 SS B- 0 SS T- 0 C -7 SS -2 0 C -8 SS -4 4 C -2 1 SS B- 0 SS T- 23 C -1 5 SS -2 7 C -1 9 SS B- 0 SS T- 0 C -1 5 SS -5 8 C -2 5 SS B- 0 SS T- 0 C -1 1 SS -6 0 C -2 5 SS B- 0 SS T- 84 C -2 4 SS B- 0 SS T- 0 C -3 SS -1 2 C -2 SH -1 C -1 2 SS -3 8 C -2 4 SS B- 0 SS T- 16 C -8 SS -2 7 C -3 0 SH B- 0 SS T- 15 C -1 5 SS -2 4 C -3 3 SH B- 0 SS T- 0 C -3 SS -2 1 C -1 6 SS -3 6 C -1 9 SH B- 0 SS T- 25 C -1 6 SS -1 7 C -1 8 SS B- 4 SS T- 0 C -1 SS -1 9 C -1 9 SS -1 8 C -1 8 SS B- 3 SS T- 0 C -1 3 SS -3 2 C -3 1 SS B- 2 SS T- 5 C -1 8 SS -3 0 SH -8 C -1 8 SS T- 16 C -2 0 SS -5 2 C -2 0 SS B- 2 SH B- 2 SS T- 8 C -1 5 SS -1 8 C -2 0 SS B- 0 SS T- 60 SS T- 4 C -4 SH -2 7 C -2 0 SS B- 24 SS T- 8 C -2 1 SH -2 2 C -2 4 SS B- 0 SH B- 0 SS T- 3 C -3 SS -1 7 C -1 8 SS B- 39 SS T- 14 C -6 SS -2 9 C -1 9 SS B- 0 SS T- 4 C -1 6 SS -4 4 C -2 2 SS B- 0 SS T- 16 C -1 7 SS -3 8 C -2 6 SH B- 0 SS T- 2 C -3 SS -4 C -2 SS -3 C -6 SS -4 1 C -2 4 SS B- 2 SS T- 10 C -3 SS -3 C -1 6 SS -3 6 C -2 3 SS B- 2 SS T- 10 C -1 4 SS -3 7 C -2 4 SS B- 0 SS T- 8 C -1 6 SS -3 8 C -2 6 SS B- 0 SS T- 9 C -2 SS -4 C -1 5 SS -3 8 C -2 4 SS B- 0 SS T- 1 C -2 SS -5 C -1 3 SS -3 0 C -2 4 SS B- 2 SS T- 11 C -1 6 SS -2 7 C -2 4 SS B- 0 SS T- 4 C -3 SS -1 6 C -2 4 SS -2 4 SS B- 0 SS T- 2 C -2 SS -1 0 C -1 4 SS -3 8 C -1 9 SS B- 2 SS T- 2 C -4 SS -5 C -1 6 SS -1 6 C -2 4 SS B- 4 SS T- 0 C -4 SS -3 C -1 6 SS -3 1 C -2 0 SS B- 2 SS T- 0 C -2 6 SS -4 0 C -2 1 SS B- 2 SS T- 3 C -4 SS -5 C -1 7 SS -2 0 C -2 0 SS B- 0 SS T- 0 C -4 SS -3 C -1 5 SS -3 0 C -2 2 SS B- 2 SS T- 12 C -1 5 SS -4 0 C -1 2 SS B- 2 SS T- 17 C -3 SS -6 C -1 2 SS -6 C -1 2 SS B- 0 SS T- 0 C -3 SS -1 1 C -1 5 SS -3 8 C -2 6 SS B- 2 SS T- 0 C -5 SS -6 C -1 2 SS -2 0 C -2 5 SS B- 2 SS T- 12 C -4 SS -3 C -4 SS -2 C -1 3 SS -2 9 C -2 1 SS B- 2 SS T- 0 C -2 SS -4 C -3 SS -1 C -1 1 SS -2 3 C -2 4 SS B- 0 SS T- 0 C -2 SS -1 0 C -3 SS -1 C -1 3 SS -1 8 C -2 4 SS B- 0 SS T- 2 C -1 SS -3 C -1 7 SS -5 7 C -1 5 SS B- 0 SS T- 0 C -3 SS -1 1 C -1 8 SS -2 4 C -2 2 SS B- 0 SS T- 0 C -4 SS -5 C -1 6 SS -1 7 C -2 2 SS B- 0 SS T- 5 C -4 SS -2 C -1 5 SS -5 0 C -1 2 SS B- 0 SS H T- 0 C -2 SS -8 C -1 5 SS -2 0 C -2 2 SS B- 2 SS H T- 0 C -5 SS -5 C -1 6 SS -1 7 C -2 2 SS B- 7 SS T- 5 C -1 5 SS -4 8 C- 23 SS B- 0 SS H T- 0 C-3 SS -1 0 C- 13 SH -4 SS -1 7 C -2 2 SS B- 2 C- 18 SS B- 2 SS -2 2 C- 27 .5 SS B- 0 SS -4 4 C -2 6 SS B- 0 SS H T- 1 C- 2 SS -1 2 C- 15 SS -3 7 SS HT -2 2 C -3 .5 SS H- 7 C- 15 .5 SS T- 2 C- 3. 5 SS -4 C- 15 .5 SS H T- 2 C- 16 SS -4 4 C -2 3 SS HB -0 SS HT -0 C- 4 SS H- 14 C- 12 SS -3 9 C -2 3 SS B- 2 SS HT -0 C- 4 SS H- 6 C -1 7 SS -3 4 C- 24 SS HB -0 SS HT -3 C- 3 SH -1 C- 11 SS H- 41 C -2 2 SS HB -0 SS HT -2 C -2 SH -7 C- 17 SS H- 37 C -2 8 SS HB -0 SS H T- 0 C -3 SH -7 C- 16 SS H- 33 C -3 3 SS HB -0 SS T- 6 C- 17 SH -3 6 C -2 0 SH B- 0 SS T- 0 C-3 SH -2 0 C -1 5 SH -3 1 C- 18 SH B- 0 SS T- 0 C- 2 SS -1 1 C- 15 SH -3 0 C -1 9 SH B- 0 SS T- 0 C -1 4 SS -2 9 C- 20 SS B- 4 SS T- 16 C- 17 SS -3 3 C -2 0 SS B- 0 SS T- 17 C -1 3 SH -2 6 C- 26 SH B- 4 SS T- 0 C- 3 SS -3 5 C- 12 SS -2 0 C- 20 SS B- 0 SS T- 16 C -1 4 SS -2 6 C- 24 SS T- 6 C- 14 SH -2 6 C -2 6 SH B- 0 SS B- 0 SS T- 30 C- 10 SS -2 6 C- 13 SS B- 0 SS T- 24 C- 15 SS -1 9 C -2 1 SS B- 0 SS T- 0 C- 2 SS -1 2 C -1 4 SH -2 3 C- 23 SH B- 0 SS T- 0 C -4 SS -3 0 C -1 2 SS -1 0 C -1 9 SS B- 0 SS T- 0 C -3 SS -2 4 C -1 2 SS -2 3 C -2 3 SS B- 0 SS T- 0 C- 3 SS -1 1 C- 7 SH -2 4 C -1 6 SH B- 5 SS T- 0 C- 1 SS -3 9 C -3 2 SS B- 0 SS T- 0 C- 2 SS -1 8 C- 13 SH -7 C- 23 SS B- 0 SH T- 0 C -3 SH -1 7 C-7 SH -1 6 C -2 5 SH B- 0 SS T- 0 C- 2 SS -2 C- 4 SS -3 0 C- 12 SH -2 C -2 4 SS B- 4 SS T- 14 C- 15 SS -1 6 C- 25 SS B- 0 UBN UB N UBN UBN UBN UBN UBN UBN UBN Alpha Metallurgical Resources, LLC Map UB-2 Virginia Properties Holly Creek - Upper Banner (4650) Dickenson County, Virginia Coordinate System: Virginia South State Plane NAD 83 3000 Scale In Feet 0 Data Point Location Controlled Underground Reserve / Resource as of 12/31/21 Reserve Resource Exclusive of Reserve Previous Underground Mining